Exhibit 10.6

TRUST INDENTURE

BETWEEN

MISSISSIPPI BUSINESS FINANCE CORPORATION

AND

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

RELATING TO:

$25,000,000 Mississippi Business Finance Corporation

Variable Rate Demand Environmental Improvement Revenue Bonds

(Trex Company, Inc. Project), Series 2004

Dated as of December 1, 2004

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(continued)

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(continued)

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(continued)

		Page
SECTION 907.	Interest Computation	70

SECTION 908.	Fees, Charges and Expenses of the Issuer	70

SECTION 909.	Binding Effect	70

SECTION 910.	Captions	71

SECTION 911.	Governing Law	71

SECTION 912.	Execution in Counterparts	71

EXHIBIT A Form of Variable Rate Series 2004 Bond

EXHIBIT B Form of Fixed Rate Series 2004 Bond

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TRUST INDENTURE

THIS TRUST INDENTURE (“Indenture”) dated as of the 1st day of December, 2004, between the MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly organized and existing under the laws of the State of Mississippi (the “Issuer”), and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee, and its successor in trust and its assignees (the “Trustee”).

WHEREAS, the Issuer is authorized pursuant to the provisions of Section 57-10-401, et seq., Mississippi Code of 1972, as amended (the “Act”), to issue its revenue bonds to finance the acquisition, construction and equipping of any “project” (as defined in the Act), in furtherance of the public purposes set forth in the Act; and

WHEREAS, the Issuer has agreed to issue its $25,000,000 Variable Rate Demand Environmental Improvement Revenue Bonds (Trex Company, Inc. Project), Series 2004 (the “Bonds”), and lend the proceeds of the sale thereof to Trex Company, Inc., a Delaware corporation (the “Borrower”), for the purpose of financing all or a portion of the costs of the acquisition, construction and equipping of solid waste disposal facilities in the City of Olive Branch, DeSoto County, Mississippi, to be used by the Borrower in connection with the manufacture of non-wood decking, railing and fencing products (the “Project”), and (ii) to pay a portion of the costs of issuance of the Bonds; and

WHEREAS, the Issuer and the Borrower will enter into a Loan Agreement, dated as of December 1, 2004 (the “Loan Agreement”), pursuant to which the Issuer will agree to lend the proceeds of the Bonds to the Borrower and the Borrower will agree to make payments sufficient to pay the principal and Purchase Price (as hereinafter defined) of, and redemption premium, if any, and interest on, the Bonds as the same become due and payable and to pay administrative expenses in connection with the Bonds; and

WHEREAS, as security for the payment of the Bonds issued pursuant to this Indenture, the Issuer has agreed to assign and pledge to the Trustee, the Security (as hereinafter defined); and

WHEREAS, JPMorgan Chase Bank, N.A., a national banking association (the “Bank”), will issue a Letter of Credit (as hereinafter defined) in favor of the Trustee, for the account of the Borrower, obligating the Bank to pay to the Trustee during the periods described therein, upon request and in accordance with the terms thereof, the amounts described therein for the purpose of making certain payments on or with respect to the Bonds (other than Bonds pledged to the Bank, which Bonds shall not be entitled to any benefit of the Letter of Credit); and

WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued and delivered as in this Indenture provided, the legal, valid, binding and enforceable limited obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the Security to the payment of the Bonds, have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been authorized;

NOW, THEREFORE, in consideration of the premises and of the covenants and undertakings herein expressed, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

All terms used herein which are not defined herein but are defined in the Loan Agreement identified below shall have the meanings therein set forth, which definitions are by this reference incorporated herein and made a part hereof. In addition to terms elsewhere defined in this Indenture, the following words and terms as used in this Indenture and the preambles hereto shall have the following meanings unless the context or use clearly indicates another or different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of the terms and words herein defined:

“Act” means Section 57-10-401 et seq., Mississippi Code of 1972, as amended.

“Act of Bankruptcy” means the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Issuer, the Borrower, or any Insider of the Borrower or the Issuer under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

“Alternate Letter of Credit” means an irrevocable letter of credit authorizing drawings thereunder by the Trustee, issued by a national banking association, a bank, a trust company or other financial institution, and satisfying the requirements of Section 308 hereof.

“Authorized Denominations” means denominations of $100,000 or any integral multiple of $5,000 in excess thereof.

“Bank” means initially JPMorgan Chase Bank, N.A., a national banking association, in its capacity as the issuer of the initial Letter of Credit, its successors in such capacity and their assigns, and, upon the acceptance of any Alternate Letter of Credit by the Trustee, the issuer of such Alternate Letter of Credit, its successors in such capacity and their assigns.

“Beneficial Owner” means, when the Bonds are held in a book-entry only system, the owner of a Bond or portion thereof for federal income tax purposes.

“Bond” or “Bonds” means the Bonds authorized to be issued pursuant to Sections 201 and 202 hereof.

“Bond Counsel” means Watkins Ludlam Winter & Stennis, P.A. or other nationally recognized bond counsel selected by the Borrower and reasonably satisfactory to the Trustee.

“Bond Fund” means the fund created by Section 401 of this Indenture.

“Bond Purchase Agreement” means the Bond Purchase Agreement among the Underwriter, the Issuer and the Borrower, dated December     , 2004, relating to the initial purchase of the Bonds.

“Bond Purchase Fund” means the fund created by Section 403 of this Indenture.

“Bond Register” means the books of the Issuer kept by the Trustee to evidence the registration, transfer and exchange of Bonds.

“Bond Resolution” means the resolution adopted by the Issuer on November 17, 2004, authorizing and approving the issuance and sale of the Bonds pursuant to this Indenture.

“Bondholder” or “holder” means the Registered Owner of any Bond.

“Borrower” means Trex Company, Inc., a Delaware corporation.

“Borrower Bonds” means Bonds, other than Pledged Bonds, the Registered Owner or Beneficial Owner of which is the Borrower (or any affiliate of the Borrower). For purposes of this definition, (a) an “affiliate” means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Borrower; and (b) “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means any day other than (i) a Saturday, (ii) a Sunday, (iii) a day on which banking institutions in the city in which the administrative trust office or the payment trust office of the Trustee (or its bond registrar, paying agent or tender agent offices) is located or the principal office of the Remarketing Agent is located or the office of the Bank at which action is to be taken to realize moneys under the Letter of Credit are required or authorized by law or executive order to be closed, or (iv) a day on which the New York Stock Exchange is closed.

“Cede” means Cede & Co., as nominee of the Depository.

“Code” means the Internal Revenue Code of 1986, as amended, and the rulings and regulations (including temporary and proposed) promulgated thereunder and under the Internal Revenue Code of 1954, as amended.

“Conversion Date” means the Business Day on which the Fixed Rate on the Bonds shall be effective pursuant to Section 204 hereof.

“Conversion Notice” means the notice given by the Borrower of its intent to convert the interest rate on the Bonds to the Fixed Rate pursuant to Section 204(a)(1) hereof.

“Costs of the Project” shall have the meaning specified in the Loan Agreement.

“Counsel” means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia.

“Depository” means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds in book entry form, the use of which will not impair the federal tax exemption of interest on the Bonds, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

“Determination of Taxability” means a determination that the interest income on any of the Bonds is included in gross income of the Bondholder or Beneficial Owner for federal income tax purposes, which determination shall be deemed to have been made upon the occurrence of the first to occur of the following:

(a) The day on which the Borrower is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that, based upon any filings of the Borrower, or upon any review or audit of the Borrower, or upon any other grounds whatsoever, the interest on the Bonds is includable for federal income tax purposes in the gross income of any current or former holder or Beneficial Owner thereof;

(b) The day on which the Borrower receives notice from the Trustee in writing that the Trustee has been advised in writing by any current or former holder or Beneficial Owner of a Bond that the Internal Revenue Service has issued a statutory notice of deficiency or similar notice to such current or former holder or Beneficial Owner which asserts in effect that the interest on the Bonds received by such current or former holder or Beneficial Owner is includable for federal income tax purposes in the gross income of such current or former holder or Beneficial Owner;

(c) The day on which the Borrower is advised in writing by the Commissioner or any District Director of the Internal Revenue Service that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the national office of the Internal Revenue Service that the interest on the Bonds is includable for federal income tax purposes in the gross income of any current or former holder or Beneficial Owner of such Bonds;

(d) The day on which the Borrower is advised in writing that a final determination, from which no further right of appeal exists, has been made by a court of competent jurisdiction in the United States of America in a proceeding with respect to which the Borrower has been given written notice and an opportunity to participate and defend that the interest on the Bonds is includable for federal income tax purposes in the gross income of any current or former holder or Beneficial Owner of such Bonds; or

(e) The date specified in a written opinion to the Borrower and the Trustee from Bond Counsel as the day on which interest on the Bonds first became or will become includable for federal income tax purposes in the gross income of any current or former holder or Beneficial Owner of such Bonds;

provided, however, (i) no Determination of Taxability shall occur if the interest on any of the Bonds is included in gross income for federal income tax purposes solely because such Bonds were held by a Person who is a Substantial User or a Related Person, and (ii) no Determination of Taxability shall occur under subparagraph (a), (b) or (c) of this paragraph unless the Borrower has been afforded the opportunity, at its expense, to contest any such conclusion and/or assessment after furnishing the Trustee, the Issuer and the Bank, within thirty (30) days after the occurrence of an event described in subparagraph (a), (b) or (c) of this paragraph, with an opinion of Bond Counsel to the effect that there is a reasonable likelihood that the Borrower will prevail in such contest, and, further, no Determination of Taxability shall occur until such contest, if made, has been finally determined. The Borrower shall promptly notify the Trustee, the Bank and the Issuer of any event described in subparagraph (a), (c), (d) or (e) of this paragraph and shall further promptly notify the Trustee, the Bank and the Issuer of any final determination if the Borrower has contested under subparagraph (a), (b) or (c) of this paragraph. The Borrower shall be deemed to have been afforded the opportunity to contest the occurrence of a Determination of Taxability if it shall have been permitted to commence and maintain any action in the name of any current or former holder or Beneficial Owner of such Bonds to judgment and through any appeals therefrom or other proceedings related thereto.

“Eligible Funds” means moneys held by the Trustee which consist of any of the following:

(a) Moneys representing the proceeds from the remarketing by the Remarketing Agent of Bonds tendered for purchase pursuant to Section 205 or 206 hereof to any person other than the Borrower, the Issuer, any Insider of the Borrower or the Issuer, or any other person obligated (as guarantor or otherwise) to make payments on the Bonds or under the Loan Agreement or the Reimbursement Agreement, which in each case were at all times since their receipt by the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys which were not Eligible Funds were at any time held;

(b) Amounts paid by the Bank to the Trustee under the Letter of Credit which were at all times since their receipt by the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys other than those drawn under the Letter of Credit were at any time held; or

(c) Moneys with respect to which the Trustee has received an unqualified opinion of Counsel familiar with bankruptcy matters (which may assume that no Bondholder is an Insider of the Borrower or the Issuer) to the effect that the use of such moneys to pay the principal of, premium, if any, Purchase Price or interest on the Bonds would not be avoidable as a preference under Section 547 of the United States Bankruptcy Code in the event of the filing of a petition thereunder by or against the Issuer or the Borrower.

Notwithstanding the foregoing, (i) when used with respect to the payment of any amounts due in respect of Pledged Bonds, the term “Eligible Funds” shall mean any moneys held by the Trustee and the proceeds from the investment thereof, except for moneys realized under the Letter of Credit and (ii) if the Bonds are not secured by a Letter of Credit during the Fixed Rate

Period, the term “Eligible Funds” shall mean any moneys furnished to the Trustee and the proceeds of the investment thereof.

“Eligible Funds Account” means the account within the Bond Fund established pursuant to Section 401 of the Indenture.

“Event of Default” means any of the events specified in Section 601 hereof.

“Favorable Opinion of Bond Counsel” means an opinion of Bond Counsel addressed to the Issuer and the Trustee to the effect that the action proposed to be taken is not prohibited by the laws of the State or this Indenture and will not adversely affect any exclusion by the holders or Beneficial Owners from gross income for federal income tax purposes of interest on the Bonds.

“Fixed Rate” means the interest rate on the Bonds during the Fixed Rate Period established pursuant to Section 203(c) hereof.

“Fixed Rate Determination Date” means the date on which the Remarketing Agent determines the Fixed Rate, which shall be a Business Day not more than twenty (20) Business Days nor less than five (5) Business Days prior to the Conversion Date.

“Fixed Rate Period” means the period from and including the Conversion Date to and including the date of payment in full of the Bonds.

“Government Obligations” means obligations of the United States, its agencies, or United States government sponsored enterprises, or obligations the timely payment of principal and interest on which is unconditionally guaranteed by the United States or its agencies.

“Government Obligations Fund” means a fund which is composed solely of Government Obligations and repurchase agreements secured by Government Obligations; provided that if the Bonds are then rated, such fund must be rated by each Rating Agency then rating the Bonds at least as high as the then current rating on the Bonds at the time of such investment.

“Indenture” means this Trust Indenture dated December 1, 2004 between the Issuer and the Trustee, as amended or supplemented from time to time as permitted hereby.

“Insider” means an “insider” as defined in Title 11 of the United States Code, as amended from time to time, or any substitute or replacement legislation (the “Bankruptcy Code”).

“Interest Payment Date” means (i) during the Variable Rate Period, the first Business Day of each month, commencing with the first Business Day of the month following the Issue Date, (ii) the Conversion Date, and (iii) following the Conversion Date, each June 1 and December 1.

“Issue Date” means the date on which the Bonds are delivered to the purchaser or purchasers thereof upon original issuance.

“Issuer” means the Mississippi Business Finance Corporation, a public corporation duly organized and existing under the laws of the State of Mississippi, or any successor to its rights and obligations under the Loan Agreement and this Indenture.

“J.J. Kenny Index” means, as of any date, the index of thirty (30) day yields on high grade tax-exempt municipal bonds as determined by J.J. Kenny Co., Inc. or any successor thereto and published on such date (or, if not published on such date, on the most recent day prior thereto on which such index shall have been so published).

“Letter of Credit” means a letter of credit satisfying the requirements of Section 308 hereof, including any extensions or amendments thereto, and including any Alternate Letter of Credit delivered pursuant to Section 308.

“Letter of Credit Account” means the account within the Bond Fund established pursuant to Section 401 of this Indenture.

“Letter of Representations” means the blanket agreement of the Issuer to comply with the operational arrangements of The Depository Trust Company and any similar agreements with respect to a successor Depository.

“Liquidity Drawing” means a drawing under the Letter of Credit in accordance with the terms thereof to pay the Purchase Price of tendered Bonds.

“Loan Agreement” means the Loan Agreement dated as of December 1, 2004, between the Issuer and the Borrower, as the same may be amended or supplemented from time to time as permitted thereby.

“Loan Repayments” means all amounts required to be paid by the Borrower to the Issuer (and the Trustee as the assignee of the Issuer) pursuant to the Promissory Note and Section 3.2 of the Loan Agreement.

“Mandatory Tender Date” means any date on which the Bonds are required to be tendered for purchase in accordance with Section 206 hereof.

“Municipal Swap Index” means the Bond Market Association Municipal Swap Index as of the most recent date for which such index was published or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or otherwise designated by the Bond Market Association.

“Non-Eligible Funds Account” means the account within the Bond Fund established pursuant to Section 401 of this Indenture.

“Outstanding,” when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, means all Bonds which have been authenticated and delivered by the Trustee hereunder, except:

(a) Bonds canceled or delivered for cancellation at or prior to such date;

(b) Bonds deemed to be paid in accordance with Section 502 hereof;

(c) Bonds in lieu of which others have been authenticated under Sections 212, 213 and 214 hereof;

(d) Unsurrendered Bonds; and

(e) For purposes of any consent, request, demand, authorization, direction, notice, waiver or other action to be taken by the holders of a specified percentage of Outstanding Bonds hereunder, all Bonds held by or for the account of the Issuer or the Borrower, except that for purposes of any such consent, request, demand, authorization, direction, notice, waiver or action the Trustee shall be obligated to consider as not being Outstanding only Bonds of which the Trustee has actual notice to be so held.

“Participant” or “Participants” means securities brokers and dealers, banks, trust companies and clearing corporations which participate in the Depository with respect to the Bonds.

“Permitted Investments” means any of the following which are not prohibited under applicable law:

(i) Government Obligations;

(ii) Obligations of a state of the United States, the District of Columbia or any possession of the United States, or any political subdivision thereof, which are described in Section 103(a) of the Code and are rated at the time of purchase in one of the highest three major grades as determined by at least one national rating service or are secured, as to payments of principal and interest, by a letter of credit provided by a financial institution or insurance provided by a bond insurance company which itself or its debt is rated at the time of purchase in one of the highest three major grades as determined by at least one national rating service;

(iii) Banker’s acceptances, commercial accounts, certificates of deposit, or depository receipts issued by a bank, trust company, savings and loan association, savings bank, credit union or other financial institution whose deposits are, as appropriate, insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration or any successor entities and whose reported capital and surplus equal at least $40,000,000;

(iv) Commercial paper rated at the time of purchase within the two highest classifications established by not less than two national rating services, and which matures within two hundred seventy (270) days after the date of issue;

(v) Repurchase agreements against obligations itemized in paragraph (i) above which must be executed by a bank or a trust company or by members of the Association of Primary Dealers or other recognized dealers in United States securities, the market value of which must be maintained at levels at least equal to the amounts advanced and which must be held in the custody of the Trustee or the Trustee’s agent;

(vi) Any fund or other pooling arrangement which exclusively purchases and holds the investments itemized in (i) through (v) above, including without limitation, one or more money market mutual fund portfolios of the JPMorgan Funds or any other mutual fund for which the Trustee or any of its affiliates serves as an investment manager, administrator, servicing agent, and/or custodian or subcustodian, notwithstanding that (A) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (B) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (C) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates.

(vii) An investment agreement or guaranteed investment contract with a provider whose unsecured long-term debt is rated at the time of purchase within the two highest rating classifications established by at least one national rating service or an investment agreement or guaranteed investment contract which is guaranteed by an entity meeting the provider requirements described in this subparagraph (vii); or

(viii) shares of a fund registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, as amended, which shares, at the time of purchase, are rated by at least one national ratings service within the two (2) highest rating classifications (without regard to any refinements or gradation of rating classification by numerical modifier or otherwise) assigned by such service for an obligation of that nature including without limitation, one or more money market mutual fund portfolios of the JPMorgan Funds or any other mutual fund for which the Trustee or any of its affiliates serves as an investment manager, administrator, servicing agent, and/or custodian or subcustodian, notwithstanding that (A) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (B) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (C) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates.

“Pledge Agreement” means, with respect to the Letter of Credit, the agreement which governs the terms of any Pledged Bonds, and initially shall mean the Custody, Pledge and

Security Agreement dated as of December 1, 2004 among the Borrower, the Trustee and the Bank, as the same may be amended or supplemented from time to time.

“Pledged Bonds” means, at the time of determination thereof, any Bonds or beneficial interests in Bonds purchased by the Trustee with payments made under the Letter of Credit as described in Section 404 hereof and pledged to the Bank pursuant to the provisions of the Pledge Agreement.

“Project” means the acquisition, construction and equipping of solid waste disposal facilities in the City of Olive Branch, DeSoto County, Mississippi to be used by the Borrower in connection with the manufacture of non-wood decking, railing and fencing products, all as more fully described in attached Exhibit D to the Loan Agreement.

“Project Fund” means the fund created by Section 402 of this Indenture.

“Promissory Note” means the Promissory Note given by the Borrower to the Issuer and assigned to the Trustee pursuant to the Loan Agreement, in the form of attached Exhibit C to the Loan Agreement, as the same may be amended, modified or supplemented in accordance with the terms of the Loan Agreement.

“Proposed Conversion Date” means any date designated by the Borrower as the Conversion Date in accordance with Section 204 of this Indenture.

“Purchase Price” means one hundred percent (100%) of the principal amount of the Bond or Bonds (or portions thereof in Authorized Denominations) to be purchased pursuant to the provisions of Sections 205 or 206 hereof plus accrued interest, if any, thereon to the purchase date.

“Rating Agency” means Moody’s Investors Service and/or Standard & Poor’s Ratings Group or their successors and assigns, according to which of such rating agencies then rates the Bonds; and provided that if neither of such rating agencies then rates the Bonds, the term “Rating Agency” shall be deemed to refer to any nationally recognized securities rating agency.

“Record Date” means with respect to each Interest Payment Date (i) on and prior to the Conversion Date, the Trustee’s close of business on the Business Day next preceding such Interest Payment Date, and (ii) after the Conversion Date, the Trustee’s close of business on the fifteenth (15th) day of the calendar month next preceding such Interest Payment Date, regardless whether such day is a Business Day.

“Registered Owner” means the person or persons in whose name or names a Bond is registered on the registration books of the Issuer maintained by the Trustee for that purpose in accordance with the terms of this Indenture.

“Reimbursement Agreement” means with respect to each Letter of Credit, the agreement pursuant to which such Letter of Credit is issued, including all amendments thereof and supplements thereto, and initially shall mean the Reimbursement and Credit Agreement, dated as of December 1, 2004, between the Bank and the Borrower, as the same may be amended or supplemented from time to time.

“Related Person,” with reference to any Substantial User, means a “related person” within the meaning of Section 147(a) of the Code,

“Remarketing Agent” means the Remarketing Agent appointed and serving in such capacity under Section 709 hereof and any successors thereto. The initial Remarketing Agent shall be J.P. Morgan Securities Inc., a Delaware corporation with an office located in Chicago, Mississippi.

“Remarketing Agreement” means the Remarketing Agreement dated as of December 1, 2004, between the Borrower and the Remarketing Agent, as from time to time supplemented and amended, and, unless the context or use indicates another or different meaning or intent, any remarketing agreement among the Borrower and the Remarketing Agent, as from time to time supplemented and amended, which provides that it is a Remarketing Agreement for purposes of this Indenture.

“Replacement Bonds” means Bonds issued pursuant to Section 214 hereof.

“Security” means the revenues (including Loan Repayments), funds, rights and interests specified in Section 301 of this Indenture.

“Special Tax Counsel” means McGuire Woods LLP, or any other nationally recognized counsel expert in the law concerning tax exempt obligations.

“State” means the State of Mississippi.

“Stated Expiration Date” means the date (as such date may be extended from time to time) on which the Letter of Credit is stated to expire or terminate in accordance with its terms other than by virtue of the replacement of such Letter of Credit with an Alternate Letter of Credit in accordance with the terms of Section 308 hereof.

“Substantial User” means, with respect to any “facilities” (as the term “facilities” is used in Section 147(a) of the Code), a “substantial user” of such “facilities” within the meaning of Section 147(a) of the Code.

“Surplus Bond Proceeds” means all moneys transferred from the Project Fund to the Bond Fund after the Completion Date pursuant to Section 5.4 of the Loan Agreement and any investment earnings thereon.

“Trustee” means J.P. Morgan Trust Company, National Association, acting in its capacity as the trustee under this Indenture, and any permitted successor trustee under Article VII of this Indenture.

“U.C.C.” means the Uniform Commercial Code of the State as now or hereafter amended, whether or not such code is applicable to the parties or the transaction.

“Underwriter” means J.P. Morgan Securities Inc., a Delaware corporation.

“Unsurrendered Bonds” means Bonds (or portions thereof in Authorized Denominations) which are not tendered as required under the provisions of Section 205 and Section 206 hereof, but for which there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the Purchase Price thereof and of all other Bonds (if any) not tendered or deemed to be tendered for purchase on the date specified in Section 205 hereof or on a Mandatory Tender Date.

“Variable Rate” means the interest rate on the Bonds during the Variable Rate Period established pursuant to Section 203(b) hereof.

“Variable Rate Period” means the period from and including the Issue Date to the earlier of (i) the Conversion Date or (ii) the day of payment in full of the Bonds.

ARTICLE II

THE BONDS

SECTION 201. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article II. Pursuant to the Bond Resolution, the total aggregate principal amount of Bonds that may be issued and outstanding hereunder is expressly limited to an aggregate amount of $25,000,000, subject to the provisions of Sections 212, 213 and 214 hereof.

SECTION 202. Issuance of Bonds. The Bonds (i) shall be designated “Mississippi Business Finance Corporation Variable Rate Demand Environmental Improvement Revenue Bonds (Trex Company, Inc. Project), Series 2004,” (ii) shall be dated the Issue Date, (iii) shall bear interest from the Issue Date or such later date to which interest has been paid, until paid, at the rates established pursuant to Section 203 hereof (computed on the basis of a 365/366-day year, as the case may be, on actual days elapsed prior to the Conversion Date and a 360-day year of twelve 30-day months thereafter), and (iv) shall mature, unless sooner paid, on December 1, 2029.

The Bonds shall be issued as registered bonds without coupons and shall be issued in Authorized Denominations. The Bonds issued hereunder shall be numbered consecutively from R-1 upwards bearing numbers not then contemporaneously outstanding (in order of issuance) according to the records of the Trustee.

The principal and Purchase Price of and the redemption premium, if any, and the interest on the Bonds shall be payable in lawful money of the United States of America. The principal of and redemption premium, if any, on the Bonds and the Purchase Price of the Bonds shall be payable at the payment trust office of the Trustee currently located in Dallas, Texas or other designated office of the Trustee. The interest on the Bonds shall be paid by check or draft of the

Trustee mailed to the Persons in whose names the Bonds are registered on the Bond Register at the close of business on the Record Date next preceding each Interest Payment Date; provided, however, any Registered Owner of Bonds in the aggregate principal amount of $1,000,000 or more as of the close of business on the Record Date preceding any Interest Payment Date may, by prior written instructions filed with the Trustee on or before the second (2nd) Business Day preceding such Record Date (which instructions shall remain in effect until revoked by subsequent written instructions), instruct that interest payments for any period be made by wire transfer to any bank located in the continental United States.

If any payment of interest or principal or redemption premium on the Bonds is due on a date not a Business Day, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the date which is fixed for such payment, and no interest shall accrue on such amount for the period after such due date so long as such amount is paid on the next succeeding Business Day.

The provisions of the Bonds shall control to the extent of any conflict with the provisions hereof.

SECTION 203. Interest Rates on Bonds.

(a) The Bonds shall bear interest as provided herein from the Issue Date to the date of payment in full of the Bonds. Interest accrued on the Bonds shall be paid on each Interest Payment Date for the period from and including the prior Interest Payment Date to but excluding such Interest Payment Date. The interest rate on the Bonds will be determined as provided in this Section 203; provided that (i) the Variable Rate shall not exceed the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law and (ii) the Fixed Rate shall not exceed the maximum rate permitted by applicable law. Interest on the Bonds will be payable at the Variable Rate from the Issue Date until the earlier of the Conversion Date or the date of payment in full of the Bonds.

(b) During the Variable Rate Period, the Variable Rate shall be determined by the Remarketing Agent by 4:30 p.m. New York City time on each Wednesday (or the immediately preceding Business Day if such Wednesday is not a Business Day) and shall be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Bonds known to the Remarketing Agent to have been priced or traded under then-prevailing market conditions) for the Remarketing Agent to sell such Bonds on the effective date of such Variable Rate at their principal amount (without regard to accrued interest). The first Variable Rate shall apply to the period beginning on the Issue Date and ending on the next Wednesday. Thereafter, each Variable Rate shall apply to the period beginning on the Thursday of the week in which such Variable Rate is set and ending on the following Wednesday, or earlier, if ending on the Conversion Date. If no Remarketing Agent is serving hereunder, or if for any reason the Remarketing Agent has not determined the Variable Rate on a Wednesday (or the immediately preceding Business Day if such Wednesday is not a Business Day), the Variable Rate for the Bonds shall be equal to the Municipal Swap Index; provided that if such index is no longer provided by Municipal Market Data, Inc. or its successor, the rate shall be equal to the J.J. Kenny Index or if such index is not available, such other index (or percentage of an index) deemed appropriate for tax-exempt securities of the nature of the Bonds as the Remarketing Agent may have previously selected, or, if no rate or index is provided, the new rate shall be the same as the rate for the preceding week. The Remarketing Agent shall promptly notify the Bondholders and the Bank by first-class mail of any change in the interest rate determination method as described in the preceding sentence.

(c) The Bonds shall bear interest at the Fixed Rate during the Fixed Rate Period. The Fixed Rate for the Bonds shall be determined by the Remarketing Agent on the Fixed Rate Determination Date and shall be the rate determined by the Remarketing Agent on the Fixed Rate Determination Date to be the rate which, if borne by the Bonds, would, in the judgment of the Remarketing Agent having due regard to prevailing market conditions for revenue bonds or other tax-exempt securities comparable to the Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to remarket the Bonds tendered (or deemed to have been tendered) for purchase at a price of par (exclusive of accrued interest, if any) on the Fixed Rate Determination Date; provided, however, that the Fixed Rate shall not exceed the maximum rate permitted by applicable law. If for any reason the Remarketing Agent fails to determine the Fixed Rate by the close of business on the fifth (5th) Business Day preceding the Proposed Conversion Date, the Bonds shall continue to bear interest at the Variable Rate as described in Section 204(b) hereof. The Fixed Rate for the Bonds shall be set forth in a written notice of the Remarketing Agent sent by facsimile to the Borrower, the Issuer and the Trustee by the Remarketing Agent on the Fixed Rate Determination Date.

(d) The determination of the Variable Rate or the Fixed Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Borrower, the Trustee, the Remarketing Agent and the Bondholders.

(e) In determining the interest rate that the Bonds shall bear as provided in this Section 203, neither the Remarketing Agent nor the Trustee shall have any liability to the Issuer, the Borrower, the Trustee or any Bondholder except for its gross negligence or willful misconduct.

(f) The Remarketing Agent shall give the Trustee facsimile notice by 4:30 p.m. New York City time on the date on which a Variable Rate is set, such Variable Rate as determined pursuant to Section 203(b) hereof. The Borrower, the Issuer, the Bank or any Bondholder may request that the Remarketing Agent identify the Variable Rate with respect to the Bonds at any time and the Remarketing Agent shall identify such Variable Rate promptly via facsimile and/or verbally if so requested. Using the interest rates provided by the Remarketing Agent, the Trustee shall calculate the amount of interest to be paid on each Interest Payment Date. The Trustee shall notify the Borrower of the amount of interest to be paid on each Interest Payment Date during the Variable Rate Period as soon as practicable. If the Bonds are in a book-entry only system, the Trustee shall notify the Depository of the amount of interest to be paid on each Interest Payment Date and the Remarketing Agent shall confirm such amount in accordance with the requirements of the Letter of Representations.

SECTION 204. Conversion of Interest Rate on Bonds.

(a) During the Variable Rate Period, the interest rate on the Bonds, at the option of the Borrower, shall be converted from the Variable Rate to the Fixed Rate, upon delivery by the Borrower to the Trustee, the Remarketing Agent, the Bank and the Issuer:

(1) On any Business Day during the Variable Rate Period, of a notice (the “Conversion Notice”) stating (i) that the Borrower intends to convert the interest rate on the Bonds to the Fixed Rate and specifying the Proposed Conversion Date, which date shall be a Business Day at least forty-five (45) days after the date on which the Trustee receives the Conversion Notice, (ii) that the Borrower has obtained the written consent of the Bank to the giving of such Conversion Notice (and attaching such written consent), and (iii) whether the Bonds will be secured by a Letter of Credit during the Fixed Rate Period; and

(2) By 10:00 a.m. New York City time on the Proposed Conversion Date, of (i) a Favorable Opinion of Bond Counsel as to the conversion of the interest rate on the Bonds; (ii) if the Borrower elects to secure the Bonds with a Letter of Credit during the Fixed Rate Period, an amendment to the Letter of Credit then in effect or an Alternate Letter of Credit, in either case to be effective on the Proposed Conversion Date and meeting the requirements of Section 308 hereof; and (iii) a written undertaking by the Borrower, satisfactory in form and substance to the Remarketing Agent and the Issuer, whereby the Borrower agrees to comply with the continuing disclosure requirements of subsection (b)(5) of Rule 15c2-12 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, as then applicable; provided, however, that the Borrower shall not be required to make such a written undertaking if the Remarketing Agent provides the Issuer, the Trustee and the Borrower with an opinion of counsel that an exemption from compliance with Rule 15c2-12 is available and applies.

(b) If (i) the Trustee receives written notification from the Borrower by the close of business on the Fixed Rate Determination Date of the Borrower’s decision not to elect the conversion of the interest rate on the Bonds to the Fixed Rate on the Proposed Conversion Date; (ii) the Borrower fails to satisfy the conditions of Section 204(a)(2) hereof; or (iii) the Remarketing Agent fails to determine the Fixed Rate by the close of business on the fifth (5th) Business Day preceding the Proposed Conversion Date, the interest rate on the Bonds shall not be converted to the Fixed Rate on the Proposed Conversion Date. In such event, the Bonds shall bear interest for the remaining portion of the current interest rate period at the Variable Rate then in effect, or for an interest rate period at the Variable Rate in effect for the immediately preceding interest rate period, and will continue to remain outstanding in accordance with the terms of this Indenture as if no such election had been made by the Borrower to convert the interest rate borne by the Bonds to the Fixed Rate; provided, however, that the Bonds will continue to be subject to mandatory tender on the Proposed Conversion Date pursuant to Section 206 hereof. The Trustee shall promptly notify the Issuer by mail (and shall promptly notify the Bank and the Remarketing Agent by telephone) upon the occurrence of any of the events identified in clauses (i), (ii) or (iii) of this subsection (b) and in the event that the interest rate on the Bonds is not converted on the Proposed Conversion Date as provided herein.

(c) No conversion of the interest rate on the Bonds shall occur under this Section 204 if at the time of such conversion an Event of Default has occurred hereunder and is continuing with respect to the Bonds.

(d) The Bonds shall not be subject to optional or mandatory tender for purchase as provided in Sections 205 and 206 hereof after the Conversion Date.

SECTION 205. Purchase of Bonds at Option of Bondholder. The holder of any Bond shall have the right to tender such Bond to the Trustee as tender agent for purchase in whole or in part (in any Authorized Denomination) on any Business Day during the Variable Rate Period, but not thereafter, at a Purchase Price equal to one hundred percent (100%) of the principal amount of Bonds (or portions thereof in Authorized Denominations) tendered plus accrued interest to the specified purchase date. In order to exercise such option with respect to any Bond or portion thereof, the holder thereof must give to the Trustee as tender agent at its designated corporate trust office by 9:00 a.m. New York City time at such office on a Business Day at least seven (7) days immediately preceding the proposed purchase date (i) telephonic notice of tender (which telephonic notice must be confirmed by written notice, which may be by facsimile transmission, of tender in the form provided in this Indenture or such other form acceptable to the Trustee received by the Trustee as tender agent on a Business Day not more than two (2) Business Days after such telephonic notice) or (ii) written notice, which may be by facsimile transmission, of tender to the Trustee as tender agent (which written notice of tender shall be in the form provided in this Indenture or shall be in such other form acceptable to the Trustee).

If the Bonds are in a book-entry only system, such notice of tender shall be given, or caused to be given, by any Beneficial Owner of Bonds (through its Participant in the Depository) to the Trustee and delivery of Bonds shall be effected by causing such Participant to transfer its interest in the Bonds equal to such Beneficial Owner’s interest on the records of the Depository to the Participant account of the Remarketing Agent with the Depository. The Remarketing Agent shall ascertain such information as it deems sufficient to verify the identity of such Beneficial Owners including the Participant in whose account such Beneficial Owner’s Bonds are recorded and shall promptly confirm such notice telephonically to the Trustee as tender agent together with such Participant account information. Upon the delivery of such written notice of tender, such election to tender shall be irrevocable and binding upon the holder (or Beneficial Owner) thereof. At or before 10:00 a.m., New York City time, on the specified purchase date, the Registered Owner or Beneficial Owner of each Bond as to which such written notice of tender has been given shall deliver each Bond to be purchased as a whole or in part (in any Authorized Denominations) and an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Bond or in such other form acceptable to the Trustee) to the Trustee, as tender agent, at its designated corporate trust office, and any Bond which is not so tendered, but for which there has been irrevocably deposited in the Bond Purchase Fund Eligible Funds in an amount sufficient to pay the Purchase Price thereof and all other Bonds tendered or deemed tendered for purchase on such specified purchase date, shall be deemed to have been tendered by the holder thereof and purchased from such holder on the specified purchase date. If the Bonds are in a book-entry only system, the requirement for physical delivery of the Bonds in connection with a demand for purchase under this Section 205 shall be deemed satisfied when the ownership rights in the Bonds are transferred by Participants on the records of the Depository to the Participant account of the Remarketing Agent. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the Registered Owner or Beneficial Owner thereof has properly exercised the option to have his Bond purchased as a whole or in part.

If any such notice of tender for purchase shall have been given to the Trustee as tender agent pursuant to this Section 205, the Trustee as tender agent shall promptly give telephonic or telecopier notice, promptly confirmed by a written notice, to the Remarketing Agent, the Bank and the Borrower on the same date that the Trustee as tender agent receives notice of the tender for purchase, if possible, or on the immediately following Business Day, specifying the principal amount of Bonds as to which notice of tender for purchase has been given and the proposed date of purchase. On the specified purchase date, the Trustee as tender agent shall purchase, or cause to be purchased, all Bonds as to which written notices of tender for purchase have been received at a Purchase Price equal to the principal amount thereof plus accrued interest, if any, thereon to the specified purchase date. Funds for payment of the Purchase Price of Bonds tendered for purchase shall be withdrawn by the Trustee as tender agent from the Bond Purchase Fund as provided in Section 404 of this Indenture.

If there have been irrevocably deposited in the Bond Purchase Fund Eligible Funds in an amount sufficient to pay the Purchase Price of all Bonds tendered or deemed to be tendered for purchase on the specified purchase date, the holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond on and after the specified purchase date and all such Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased pursuant to this Section 205 on such specified purchase date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount of any Unsurrendered Bonds which are not tendered for purchase on any specified purchase date and, upon receipt of any such Unsurrendered Bonds from the holder thereof, the Trustee shall pay the Purchase Price of such Unsurrendered Bonds plus accrued interest, if any, thereon to the specified purchase date to the holders thereof and such Unsurrendered Bonds shall be canceled as provided in Section 215 of this Indenture. If the Bonds are in a book-entry only system and Bonds are purchased pursuant to this Section 205, the Beneficial Owner shall cause its Participant in the Depository to record the transfers of the Bonds in its books for the accounts of the Participants purchasing the same.

SECTION 206. Mandatory Tender of Bonds.

(a) During the Variable Rate Period, each Bondholder shall be required to tender its Bonds to the Trustee as tender agent for purchase on each date described below (each of the dates described below being a “Mandatory Tender Date”):

(i) On each Proposed Conversion Date;

(ii) On the date upon which an Alternate Letter of Credit is to be substituted for the Letter of Credit then in effect;

(iii) On the Interest Payment Date next preceding the Stated Expiration Date of the Letter of Credit then in effect, if the Trustee has not received at least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee, but not less than thirty (30) days) prior to the Interest Payment Date next preceding the Stated Expiration Date of the current Letter of Credit either an extension of the then existing Letter of Credit or an Alternate Letter of Credit meeting the requirements of Section 308 hereof; and

(iv) On each optional redemption date for which the Borrower with the written consent of the Bank has elected to purchase Bonds in lieu of an optional redemption pursuant to Section 217(a) hereof.

(b) At least twenty (20) days, but not more than forty-five (45) days, prior to each such Mandatory Tender Date, the Trustee, at the expense of the Borrower, shall give notice of such mandatory tender by first class mail to the holders of all Bonds at their addresses appearing on the Bond Register. Any notice given in such manner shall be conclusively presumed to have been duly given, whether or not the holders receive such notice. Such notice of mandatory tender shall (i) specify the Mandatory Tender Date and the reason for the mandatory purchase on such date, (ii) if such Mandatory Tender Date is a Proposed Conversion Date, state that such conversion to the Fixed Rate will not occur if the conditions described in Section 204(a)(2) hereof are not satisfied but that such mandatory tender will still occur on the Proposed Conversion Date, and (iii) state that all Bonds shall be tendered by the holders thereof for purchase at or before 10:00 a.m., New York City time, on the Mandatory Tender Date to the Trustee as tender agent at its designated payment trust office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on the Bonds or such other form acceptable to the Trustee as tender agent), and that such Bonds shall thereupon be purchased on the Mandatory Tender Date at a Purchase Price equal to the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date, and any such Bond which is not so tendered but for which there has been irrevocably deposited in the Bond Purchase Fund Eligible Funds in an amount sufficient to pay the Purchase Price thereof and of all other Bonds so tendered and deemed to be tendered for purchase on the Mandatory Tender Date shall be deemed to have been tendered for purchase by the holder thereof and purchased from such holder on the Mandatory Tender Date.

(c) All Bonds shall be tendered for purchase by the holders thereof to the Trustee as tender agent at or before 10:00 a.m., New York City time, on a Mandatory Tender Date, by delivering such Bonds to the Trustee as tender agent at its designated payment trust office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on the Bonds or such other form acceptable to the Trustee). If the Bonds are in a book-entry only system, a Beneficial Owner of Bonds shall effect delivery of Bonds in accordance with this Section 206 by causing its Participant in the Depository to transfer its interest in the Bonds (equal to such Beneficial Owner’s interest) on the records of the Depository to the participant account of the Trustee with the Depository and the requirement for physical delivery of Bonds hereunder shall be deemed satisfied when the ownership rights in the Bonds are transferred by Participants on the records of the Depository. On such Mandatory Tender Date the Trustee as tender agent shall purchase, or cause to be purchased, all Bonds at a Purchase Price equal to the principal amount thereof plus accrued interest, if any, to the purchase date. Funds for payment of the Purchase Price of such Bonds shall be withdrawn by the Trustee from the Bond Purchase Fund as provided in Section 404 of this Indenture.

(d) If there have been irrevocably deposited in the Bond Purchase Fund Eligible Funds in an amount sufficient to pay the Purchase Price of all Bonds tendered or deemed tendered for purchase on a Mandatory Tender Date, the holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond on and after such Mandatory Tender Date, and all such Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased pursuant to this Section 206 on such Mandatory Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Mandatory Tender Date and, upon receipt of any such Unsurrendered Bonds from the holders thereof, the Trustee shall pay the purchase price of such Unsurrendered Bonds plus accrued interest, if any, to the Mandatory Tender Date to the holders thereof and such Unsurrendered Bonds shall be canceled as provided in Section 215 of this Indenture. If the Bonds are in a book-entry only system and Bonds are purchased pursuant to this Section 206, the Beneficial Owner shall cause its Participant in the Depository to record the transfer of the Bonds in its books for the accounts of the Participants purchasing the same.

SECTION 207. Procedures for Remarketing of Bonds. Unless otherwise directed by the Borrower and the Bank in writing not to do so, the Remarketing Agent will use its best efforts to remarket all Bonds tendered or deemed to be tendered for purchase pursuant to Section 205 or 206 hereof and, subject to the next sentence hereof, to remarket all Bonds held by the Trustee as tender agent pursuant to Section 404 hereof at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the applicable purchase date; provided, however, that the Remarketing Agent shall first select for remarketing any Pledged Bonds. The Remarketing Agent may not remarket any Bonds (other than Pledged Bonds) to the Borrower, the Issuer or any Insider thereof known to it while the Letter of Credit is in effect. The Borrower may at any time, upon written direction to the Remarketing Agent, together with a written consent thereto from the Bank, direct the Remarketing Agent to cease or to resume the remarketing of some or all of the Bonds. Notwithstanding any provision herein to the contrary, the Remarketing Agent shall be under no obligation to remarket Bonds (or beneficial interests therein) (i) if there shall have occurred and be continuing an Event of Default hereunder or (ii) if the Bonds have been tendered pursuant to Section 206(a)(iii) hereof and no extension of the Letter of Credit or Alternate Letter of Credit has been delivered to the Trustee meeting the requirements of Section 308 of this Indenture. All Bonds tendered for purchase pursuant to Section 205 or 206 hereof may only be offered and sold by the Remarketing Agent at a price equal to the principal amount thereof plus accrued interest, if any, thereon to the applicable purchase date.

At or prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the applicable purchase date, the Remarketing Agent shall give telephonic or telecopier notice, promptly confirmed in writing, to the Trustee and the Borrower (to be received by the Trustee by 4:00 p.m., New York City time on such day), specifying or confirming (if the Bonds are not in a book-entry only system) the names, addresses and taxpayer identification numbers of the new Registered Owners of, and the principal amount and denominations of, such Bonds, if any, remarketed by it pursuant to this Section 207. Such notice shall also specify the principal amount of Bonds to be purchased on such purchase date which it has failed to remarket (if any) and the amount of accrued interest, if any, on such Bonds. If the Bonds are in a book-entry only system, the Trustee shall notify the Depository of the transfer instructions (i.e., the names of the tendering Participants and the principal amount of Bonds tendered by each such Participant and the names of the purchasing Participants and the principal amount of Bonds purchased by each such purchasing Participant). The Remarketing Agent shall make appropriate settlement arrangements for the purchase of Bonds which have been remarketed pursuant to this Section 207 between the purchasers of such remarketed Bonds and the Trustee as tender agent, and shall direct such purchasers by appropriate instructions to pay all moneys for the Purchase Price of the Bonds which have been remarketed pursuant to this Section 207 to the Trustee for deposit in the Bond Purchase Fund pursuant to Section 403 hereof at or before 10:00 a.m., New York City time, on the purchase date. The Trustee as tender agent shall deposit the proceeds of any such remarketing in the Bond Purchase Fund pursuant to Section 403 hereof, and the Trustee as tender agent shall hold and disburse such moneys pursuant to this Section 207 and Section 404 hereof. If any purchaser of remarketed Bonds fails to pay the Purchase Price of such Bonds to the Trustee, as tender agent, at or before 10:00 a.m., New York City time, on such purchase date, the Trustee shall promptly give notice of such failure, and of the amount thereof, by telephone (to be subsequently confirmed in writing) or by confirmed facsimile transmission to the Borrower and the Remarketing Agent. If the Remarketing Agent fails to remarket any Bonds tendered or deemed tendered for purchase, or if any purchaser of remarketed Bonds fails to pay the Purchase Price thereof as required pursuant to the terms hereof, the Trustee is required by Section 404(c) hereof to take action under the Letter of Credit to realize moneys thereunder to enable the Trustee to make timely payment of the Purchase Price of such Bonds and the Borrower is required by Section 3.4 of the Loan Agreement to pay to the Trustee amounts sufficient and at such times as to enable the Trustee to make timely payment of the Purchase Price of such Bonds.

At or before 2:00 p.m., New York City time, on each purchase date, the Trustee, but only to the extent it shall have received money for such purpose, shall:

(i) If the Bonds are not in a book-entry only system, pay the Purchase Price to each holder of a Bond (or portion thereof in Authorized Denominations) tendered for purchase in federal or other immediately available funds, or by wire transfer to the Registered Owners thereof in the event that the Registered Owner of the aggregate principal amount of Bonds has given written notice to the Trustee directing the Trustee to make such payment of Purchase Price by wire transfer and identifying the location and the number of the account to which such payment should be wired. If the Bonds are in a book-entry only system, the Trustee shall transfer to the Depository the amount directed by the Remarketing Agent as representing the Purchase Price of the Bonds tendered or deemed tendered in accordance with Sections 205 and 206 hereof. The Trustee shall pay each such Purchase Price from moneys on deposit in the Bond Purchase Fund in the manner set forth in Section 404 hereof; provided, that the Trustee shall not pay or wire transfer the Purchase Price of any Unsurrendered Bond unless and until the holder of such Unsurrendered Bond presents such Unsurrendered Bond, together with an instrument of assignment or transfer duly executed in blank, to the Trustee; and

(ii) if the Bonds are not in a book-entry only system, redeliver or cancel all such Bonds in accordance with this Section 207 and Section 404 hereof.

Notwithstanding any provision herein contained to the contrary, any Bond remarketed by the Remarketing Agent which has been called for prior redemption shall be redelivered with a copy of the redemption notice and any Bond as to which notice of mandatory tender has been given pursuant to Section 206 hereof shall be redelivered with a copy of the notice of mandatory tender.

SECTION 208. Execution; Limited Obligation.

(a) The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its President or Executive Director and shall have impressed or imprinted thereon the official seal of the Issuer or a facsimile thereof and shall be attested by the manual or facsimile signature of its Secretary. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any official of the Issuer whose signature or facsimile signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or facsimile signature shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery. The Bonds may be signed on behalf of the Issuer by such persons who, at the time of the execution of such Bonds, are duly authorized or hold the appropriate office of the Issuer, although on the date of the Bonds such persons were not so authorized or did not hold such offices.

(b) THE BONDS, TOGETHER WITH INTEREST THEREON AND REDEMPTION PREMIUM WITH RESPECT THERETO, ARE SPECIAL, LIMITED OBLIGATIONS OF THE ISSUER SECURED BY THE LOAN AGREEMENT AND THE PROMISSORY NOTE AND PAYMENTS MADE UNDER THE LETTER OF CREDIT, ARE AND SHALL ALWAYS BE PAYABLE SOLELY FROM THE REVENUES AND INCOME DERIVED FROM THE LOAN AGREEMENT AND THE PROMISSORY NOTE AND PAYMENTS MADE UNDER THE LETTER OF CREDIT (EXCEPT TO THE EXTENT PAID OUT OF MONEYS ATTRIBUTABLE TO PROCEEDS OF THE BONDS, OR THE INCOME FROM THE TEMPORARY INVESTMENT THEREOF), AND ARE AND SHALL ALWAYS BE A VALID CLAIM OF THE OWNER THEREOF ONLY AGAINST THE REVENUES AND INCOME DERIVED FROM THE LOAN AGREEMENT AND THE PROMISSORY NOTE AND FROM OTHER INSTRUMENTS ASSIGNED TO OR HELD BY THE TRUSTEE, WHICH REVENUES AND INCOME SHALL BE USED FOR NO OTHER PURPOSE THAN TO PAY THE PRINCIPAL INSTALLMENTS OF, REDEMPTION

PREMIUM, IF ANY, AND INTEREST ON THE BONDS, EXCEPT AS MAY BE EXPRESSLY AUTHORIZED OTHERWISE IN THIS INDENTURE AND THE LOAN AGREEMENT. UNDER NO CIRCUMSTANCES SHALL THE BONDS CONSTITUTE AN INDEBTEDNESS OR OBLIGATION OF THE STATE OF MISSISSIPPI WITHIN THE PURVIEW OF ANY CONSTITUTIONAL LIMITATION OR PROVISION, BUT SHALL BE SECURED BY THE SECURITY, AND SHALL BE PAYABLE SOLELY FROM THE REVENUES AND INCOME DERIVED FROM THE LOAN AGREEMENT AND THE PROMISSORY NOTE AND PAYMENTS MADE UNDER THE LETTER OF CREDIT. NO OWNER OF THE BONDS SHALL HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE STATE OF MISSISSIPPI TO PAY ANY PRINCIPAL INSTALLMENT OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS. THE ISSUER HAS NO POWER TO LEVY TAXES FOR ANY PURPOSE WHATSOEVER.

SECTION 209. Certificate of Authentication. No Bonds shall be secured hereby or entitled to the benefit hereof or shall be or become valid or obligatory for any purpose unless there shall be endorsed thereon a certificate of authentication, substantially in the form as set forth in the forms of Bond attached hereto as Exhibits A and B, executed by an authorized signatory of the Trustee; and such certificate on any Bond issued by the Issuer shall be conclusive evidence and the only competent evidence that it has been duly authenticated and delivered hereunder.

SECTION 210. Form of Bonds.

(a) Prior to the Conversion Date, the Bonds, the Trustee’s certificate of authentication and the form of assignment shall be in substantially the form set forth in Exhibit A attached hereto, with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby or are required by law and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

(b) On and after the Conversion Date, the Bonds authenticated and delivered hereunder, and the Trustee’s certificate of authentication and the form of assignment, shall be in substantially the form of the Bond set forth in Exhibit B attached hereto, with such changes as permitted in this Section 210.

(c) The Bonds shall be in either typewritten or printed form, as the Borrower with the consent of the Remarketing Agent shall direct, on behalf of the Issuer; provided that any expenses incurred in connection therewith shall be paid by the Borrower.

(d) The Bonds shall be issued in the form of the Bonds set forth in Exhibits A and B, as applicable, with changes as appropriate to reflect any differences in the terms of each such series of Bonds as set forth herein and in the Loan Agreement.

SECTION 211. Delivery of Bonds. Upon the execution and delivery hereof, the Issuer shall execute the Bonds and deliver them to the Trustee, and the Trustee shall authenticate the

Bonds and deliver them to such purchaser or purchasers as shall be directed by the Issuer as hereinafter in this Section 211 provided.

Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, there shall be filed with the Trustee:

(a) A copy, certified by an authorized officer of the Issuer, of all resolutions adopted and proceedings had by the Issuer authorizing the issuance of the Bonds, including the Bond Resolution;

(b) An original executed counterpart of this Indenture, the Loan Agreement, the Pledge Agreement, the Bond Purchase Agreement, the Remarketing Agreement and the original executed Promissory Note;

(c) The executed initial Letter of Credit;

(d) An original executed counterpart of the Tax Certificate of the Borrower dated the date of closing relating to the Bonds dated the Issue Date, in form and substance satisfactory to Special Tax Counsel;

(e) Closing certificates of the Borrower, the Issuer and the Bank in form and substance satisfactory to Bond Counsel;

(f) A copy of completed IRS Form 8038 to be filed by or on behalf of the Issuer pursuant to Section 149(e) of the Code;

(g) An opinion of Bond Counsel addressed to the Issuer, the Trustee and the Bank to the effect that the Bonds have been duly issued pursuant to the Act and are valid, binding and enforceable obligations under the Act and that this Indenture and the Loan Agreement have been duly authorized, executed and delivered by the Issuer and are valid and binding agreements of the Issuer;

(h) An opinion of Special Tax Counsel addressed to the Issuer, the Trustee and the Bank to the effect that the interest on the Bonds is excludable from gross income of the holders thereof for federal income tax purposes (other than any holder who is a “substantial user” or “related person,” and other than any interest which may be includable as a preference item or adjustment item in computing any minimum tax);

(i) An opinion or opinions of Counsel for the Borrower addressed to the Issuer and the Trustee to the effect that the Loan Agreement, the Promissory Note, the Pledge Agreement and the Bond Purchase Agreement have been duly authorized, executed and delivered by the Borrower and are legal, valid and binding agreements of the Borrower, together with such additional matters as may be requested by Bond Counsel;

(j) An opinion of Counsel for the Bank addressed to the Issuer and the Trustee to the effect that the Letter of Credit is a legal, valid and binding obligation of the Bank, together with such additional matters as may be requested by Bond Counsel;

(k) A request and authorization to the Trustee on behalf of the Issuer and signed by a member or authorized officer of the Issuer directing the Trustee to authenticate and deliver the Bonds in such specified denominations as permitted herein to the Underwriter upon payment to the Trustee, but for the account of the Issuer, of the aggregate principal amount of the Bonds, plus accrued interest, if any; and

(l) Evidence satisfactory to the Trustee that the Issuer has delivered an executed Letter of Representations to the Depository.

Upon receipt of the foregoing, the Trustee shall authenticate and deliver the Bonds as provided above.

SECTION 212. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee may authenticate and deliver a new Bond of the same maturity, interest rate, principal amount and tenor in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence satisfactory to each of them of the ownership of such Bond and of such loss, theft or destruction, together with indemnity satisfactory to the Trustee and the Issuer and compliance with such other reasonable requirements as the Issuer and Trustee may prescribe. The replacement of any Bond under this Section 212 shall be in accordance with Mississippi law. If any such Bond shall have matured or a redemption date pertaining thereto shall have passed, instead of issuing a new Bond the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the holder of such Bond with their reasonable fees and expenses in this connection.

SECTION 213. Exchangeability and Transfer of Bonds; Persons Treated as Owners. The Issuer shall cause the Bond Register to be kept by the Trustee, which is hereby constituted and appointed the bond registrar for the Bonds.

Any holder of a Bond, in person or by his duly authorized attorney, may transfer title to his, her or its Bond on the Bond Register, upon surrender thereof at the designated corporate trust office of the Trustee, together with a written instrument of transfer (in substantially the form of assignment attached to the Bond) executed by the holder or his, her or its duly authorized attorney. Upon surrender for registration of transfer of any Bond, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds of the same aggregate principal amount and tenor as the Bond surrendered and of any Authorized Denomination.

Bonds may be exchanged upon surrender thereof at the designated corporate trust office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the

Bondholder or his, her or its attorney duly authorized in writing, for an equal aggregate principal amount of Bonds of the same aggregate principal amount and tenor as the Bonds being exchanged and of any Authorized Denomination. The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the Bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding.

Such registrations of transfers or exchanges of Bonds shall be without charge to the holders of such Bonds, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such registration of transfer or exchange as a condition precedent to the exercise of such privilege. Any service charge made by the Trustee for any such registration, transfer or exchange shall be paid by the Borrower.

The Trustee shall not register any transfer of any Bond (or portion thereof) during the fifteen (15) day period preceding the mailing of the notice of redemption of the Bonds or after notice calling such Bond (or portion thereof) for redemption or partial redemption has been given unless the holder delivers to the Trustee a written statement acknowledging that such Bond has been called for redemption and the date of such redemption.

The Person in whose name any Bond is registered on the Bond Register shall be deemed and regarded as the absolute owner thereof for all purposes, except that payment of or on account of either principal, premium, if any, or interest shall be made only to or upon the order of the holder of record as of the Record Date or the holder’s duly authorized attorney, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

So long as the Bonds are held in book-entry form as described in Section 220 hereof, the Issuer shall execute and the Trustee shall authenticate a Bond to be held by the Trustee for the account of the Depository, which (i) shall be denominated in an amount equal to the aggregate principal amount of Bonds to be held by the Depository (provided that, unless the Bonds are being issued on the Issue Date, the Trustee has received a like aggregate principal amount such Bonds for transfer in accordance with this Section 213), (ii) shall be registered in the name of the Depository or Cede, in accordance with this Section 213, (iii) shall be held by the Trustee for the account of the Depository or pursuant to the Depository’s instructions, and (iv) shall bear a legend substantially to the effect that unless such Bond is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange or payment, any transfer, exchange, pledge or other use for value or otherwise is not permitted.

All Bonds issued upon any transfer or exchange of Bonds shall be valid and binding limited obligations of the Issuer, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such transfer or exchange.

In executing any Bond upon any exchange or transfer provided for in this Section 213, the Issuer may rely conclusively on a representation of the Trustee that such execution is required.

SECTION 214. Replacement Bonds. The Issuer shall execute and the Trustee shall authenticate and deliver Replacement Bonds to replace (i) Bonds outstanding upon conversion of the interest rate on the Bonds to the Fixed Rate pursuant to Section 204, in which case such Replacement Bonds shall be in substantially the form of Bond attached hereto as Exhibit B, and (ii) Bonds tendered for purchase pursuant to Section 205 or Section 206 hereof, in which case such Replacement Bonds shall be in substantially the form of Bond attached hereto as Exhibit A and containing such terms and provisions as are applicable to the Bonds following the purchase date and having eliminated therefrom the terms and provisions which are not so applicable. Any such Replacement Bond shall be executed and authenticated as provided in this Indenture. The Borrower shall bear all expenses in connection with the preparation and delivery of the Replacement Bonds.

SECTION 215. Cancellation. All Bonds which have been surrendered pursuant to Section 212, 213 or 214 of this Indenture or for the purpose of purchase upon tender as provided herein, payment upon maturity or redemption prior to maturity shall be canceled by the Trustee. All Unsurrendered Bonds shall be deemed canceled. Upon final maturity and payment in full of the Bonds, the Trustee shall cancel all Bonds held as inventory by cremation or by otherwise destroying such Bonds.

SECTION 216. Ratably Secured. All Bonds, except for Unsurrendered Bonds, issued hereunder are and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds so that, subject as aforesaid, all Bonds at any time outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same, or any of them, shall actually be disposed of at such date, or some future date. Notwithstanding the foregoing, Pledged Bonds shall not be entitled to any benefit of the Letter of Credit.

SECTION 217. Redemption of Bonds. The Bonds shall be subject to redemption prior to maturity as follows:

(a) Optional Redemption. On or prior to the Conversion Date, the Bonds are subject to redemption at any time prior to maturity, at the option of the Borrower, as a whole or in part in Authorized Denominations, at the redemption price of one hundred percent (100%) of the principal amount thereof to be redeemed plus accrued interest to the date fixed for redemption, upon receipt by the Trustee not less than forty-five (45) days (or such lesser period acceptable to the Trustee) prior to such redemption date of a written direction from the Borrower stating that it intends to exercise its option to prepay the Loan Repayments due under the Loan Agreement and thereby effect redemption of all or a portion of the Bonds.

After the Conversion Date, the Bonds are subject to redemption prior to maturity, at the option of the Borrower, on or after the dates specified below, in whole at any time or in part in Authorized Denominations on any Interest Payment Date, at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date upon receipt by the Trustee not less than forty-five (45) days (or such lesser period acceptable to the Trustee) prior to such redemption date of a written direction from the Borrower stating that it intends to exercise its option to prepay the Loan Repayments due under the Loan Agreement and thereby effect redemption of all or a portion of the Bonds as follows:

Length of Period from the Interest Payment Date immediately succeeding the Conversion Date to the Maturity Date	Redemption Price as a Percentage of Principal Amount (measured from and including the Interest Payment Date immediately succeeding the Conversion Date)

greater than 10 years	After 8 years at 102%, declining 1% annually to 100%

less than or equal to 10 and greater than 7 years	After 5 years at 102%, declining by 1% annually to 100%

less than or equal to 7 and greater than 4 years	After 3 years at 102%, declining by 1% annually to 100%

less than or equal to 4 years	not subject to optional redemption

At the election of the Borrower, contained in the notice of election to convert to the Fixed Rate Period from the Borrower to the Issuer, the Trustee, the Bank and the Remarketing Agent, the Bonds bearing interest at the Fixed Rate may be subject to optional redemption on terms different from those set forth above, if approved by the Issuer in a supplemental indenture delivered prior to the Conversion Date, and as shall be specified in such notice, but only if such notice is accompanied by a Favorable Opinion of Bond Counsel.

During the Variable Rate Period, the Borrower shall have the option to cause the Bonds to be subject to mandatory tender and purchase pursuant to Section 206(a)(iv) hereof in lieu of an optional redemption of Bonds pursuant to this Section 217(a). Such option may be exercised by delivery by the Borrower to the Trustee and the Remarketing Agent on or prior to the Business Day preceding the optional redemption date of a written notice specifying that the Bonds shall not be redeemed, but instead shall be subject to mandatory tender and purchase pursuant to Section 206 hereof. Upon delivery of such notice, the Bonds shall not be redeemed but will instead be subject to mandatory tender and purchase pursuant to Section 206 hereof at a Purchase Price equal to the price at which the Bonds would have been redeemed on the date which would have been the optional redemption date.

(b) Mandatory Redemption Upon Determination of Taxability. The Bonds shall be subject to mandatory redemption prior to maturity, as a whole and not in part, on the earliest practicable date for which notice can be given following the occurrence of a Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

(c) Mandatory Redemption Upon Expiration of Letter of Credit During Fixed Rate Period Only. If the Bonds are secured by a Letter of Credit during the Fixed Rate Period and at least forty-five (45) days prior to the Interest Payment Date next preceding the Stated Expiration Date of the Letter of Credit then in effect the Trustee has not been provided with an extension of such Letter of Credit or an Alternate Letter of Credit for the applicable period required by Section 308 hereof, then the Bonds will be subject to mandatory redemption on the Interest Payment Date next preceding such Stated Expiration Date at a redemption price determined as the lesser of (i) one hundred and two percent (102%) of the principal amount thereof plus accrued interest to the redemption date, or (ii) the redemption price which would apply as of the redemption date if the Bonds were optionally redeemed pursuant to Section 217(a) hereof.

(d) Mandatory Redemption from Insurance and Condemnation Proceeds. The Bonds are subject to mandatory redemption in whole at any time or in part (and if in part in Authorized Denominations; provided that no Bond may be redeemed in part if the principal amount to be Outstanding following such partial redemption is not an Authorized Denomination) on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Bonds to be redeemed plus accrued interest to the redemption date, in an amount equal to any insurance or condemnation proceeds deposited with the Trustee for the purpose of redemption pursuant to Article VII of the Loan Agreement. During any period in which a Letter of Credit secures the Bonds, such redemption shall be effected by a drawing under the Letter of Credit and the Trustee shall use such insurance or condemnation proceeds to reimburse the Bank for such drawing.

(e) Letter of Credit Draws for Redemption. So long as a Letter of Credit secures the Bonds, any redemption pursuant to the provisions of this Section 217 shall be effected by a drawing under the Letter of Credit or other Eligible Funds.

SECTION 218. Partial Redemption of Bonds. If less than all the Outstanding Bonds are called for redemption, the Trustee shall select, or arrange for the selection of, the Bonds to be redeemed by lot, in such manner as it shall in its discretion determine; provided that any such Bonds selected for redemption shall be in multiples of $5,000 and that unredeemed portions of Bonds shall be in Authorized Denominations. Notwithstanding the foregoing, Pledged Bonds and Borrower Bonds, in that order, shall be first selected by the Trustee for redemption before any others are selected for redemption. If less than the principal amount of a Bond is called for redemption, the Issuer shall execute and the Trustee shall authenticate and deliver, upon surrender of such Bond, without charge to the holder thereof, in exchange for the unredeemed principal amount of such Bond, at the option of such holder, Bonds in Authorized Denominations.

SECTION 219. Notice of Redemption. Notice of redemption shall be mailed, at the expense of the Borrower, by the Trustee by first class mail at least thirty (30) days but not more than forty-five (45) days before any redemption date to the Registered Owner of each Bond to be redeemed in whole or in part at its last address appearing on the Bond Register; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond, or portion thereof with respect to which no such failure or defect has occurred; and provided, further, that so long as the Letter of Credit is in effect, the Trustee shall not give notice of any redemption pursuant to Section 217(a) hereof unless the Bank has consented in writing to such redemption. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. No defect in or delay or failure in giving any recommended notice described in the preceding sentence shall in any manner affect the notice of redemption described in the first sentence of this Section 219. Any notice mailed as provided in this Section 219 shall be conclusively presumed to have been duly given, whether or not the Bondholder receives the notice.

All notices of redemption shall state:

(1) The redemption date,

(2) The redemption price,

(3) The identification, including complete designation and issue date of the series of Bonds of which such Bonds are a part and the CUSIP number (and in the case of partial redemption, the respective principal amounts), interest rate and maturity date of the Bonds to be redeemed,

(4) That on the redemption date the redemption price will become due and payable upon each such Bond, and that interest thereon shall cease to accrue from and after such date; and

(5) The name and address of the Trustee for such Bonds, including the name and telephone number of a contact person and the place where such Bonds are to be surrendered for payment of the redemption price.

Any notice of optional redemption during the Variable Rate Period shall also state that the Borrower may elect that the Bonds be subject to mandatory tender and purchase in lieu of optional redemption at a Purchase Price equal to the redemption price.

Any notice of optional redemption may state that such redemption is conditioned upon the deposit of Eligible Funds with the Trustee on or prior to the date set for redemption and if such Eligible Funds are not so deposited, then such redemption shall not take place. All Bonds so called for redemption will cease to bear interest on the specified date set for redemption, provided Eligible Funds for their redemption have been duly deposited with the Trustee. Thereafter, the holders of such Bonds called for redemption shall have no rights in respect thereof except to receive payment of the redemption price plus accrued interest, if any, thereon to the redemption date from the Trustee and a new Bond in an Authorized Denomination for any portion not redeemed.

SECTION 220. Book-Entry Only Registration of the Bonds.

(a) Except as provided in subparagraph (c) of this Section 220, the Registered Owner of all of the Bonds shall be, and the Bonds shall be registered in the name of Cede. Payment of interest on any Bond, as applicable, shall be made in accordance herewith for the account of Cede on each Interest Payment Date at the address indicated for Cede in the Bond Register.

(b) Each series of Bonds shall be initially issued in the form of a single fully registered Bond in the aggregate principal amount of such series of Bonds. Upon initial issuance, the ownership of each such Bond shall be registered on the Bond Register in the name of Cede, as nominee of the Depository. With respect to the Bonds so registered in the name of Cede, the Issuer, the Borrower, the Bank and the Trustee, shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede or any Participant or any nominee of a Beneficial Owner with respect to any beneficial ownership interest in the Bonds, (ii) the delivery to any Participant, Beneficial Owner or other person, other than the Depository, of any notice with respect to the Bonds, including any notice of redemption, or (iii) the payment to any Participant, Beneficial Owner or other person, other than Cede, as nominee of the Depository, of any amount with respect to the principal, Purchase Price or redemption price of, or interest on, the Bonds. The Issuer, the Borrower, the Bank and the Trustee may treat and deem Cede, as nominee of the Depository, as the absolute owner of each Bond for all purposes whatsoever, including (but not limited to) (i) payment of the principal, Purchase Price or redemption price of, and interest on, each such Bond, (ii) giving notices of redemption and other matters with respect to such Bonds and (iii) registering transfers with respect to such Bonds. The Trustee shall pay the principal, Purchase Price or redemption price of, and interest on, all Bonds only to or upon the order of Cede, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer’s obligations with respect to such principal, Purchase Price, redemption price and interest, to the extent of the sum or sums so paid. So long as the Bonds are book-entry-only, no person other than the Depository shall receive a Bond evidencing the obligation of the Issuer to make payments of principal of and interest on the Bonds pursuant to the Indenture. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede, and subject to the transfer provisions of this Indenture, the word “Cede” herein shall refer to such new nominee of the Depository; provided that, notwithstanding any provision of this Indenture to the contrary, until the termination of the book-entry-only system, the Bonds may be transferred in whole, but not in part, only to a nominee of the Depository, or by a nominee of the Depository to the Depository or any nominee thereof.

(c) (1) The Depository may determine to discontinue providing its services with respect to the Bonds at any time by giving thirty (30) days written notice to the Issuer or the Trustee and discharging its responsibilities with respect thereto under applicable law.

(2) The Issuer, at the sole discretion and written direction of the Borrower and without the consent of any other person, may terminate the services of the Depository if the Borrower determines that the continuation of the system of book-entry-only transfer through the Depository is not in the best interests of the Beneficial Owners of the Bonds or is burdensome to the Issuer or the Borrower; provided, such termination shall not occur except in accordance with applicable rules promulgated by the Depository.

(3) Upon the termination of the services of the Depository with respect to the Bonds pursuant to subsection (c)(1) hereof, the Bonds shall no longer be restricted to being registered on the Bond Register in the name of Cede as nominee of the Depository. In such event, the Issuer shall, at the expense of the Borrower, issue and the Trustee shall transfer and exchange Bond certificates of like principal amount, in Authorized Denominations to the Participants or the identifiable Beneficial Owners (as identified by the Depository or the Participants) in replacement of such Beneficial Owners’ beneficial interests in the Bonds. In such event, the Trustee shall receive the names, addresses of record and taxpayer identification numbers for the Beneficial Owners. The Trustee may rely upon the accuracy of any such information provided by such Beneficial Owners. If the Trustee registers the Bonds, the Trustee shall be provided with the names, addresses of record and taxpayer identification numbers for such Bondholders. Notwithstanding the preceding sentence, if the Borrower designates a successor Depository, the Issuer shall issue and the Trustee shall transfer and exchange a Bond certificate, in such name as is directed by the successor Depository, in the amount of Bonds then Outstanding and the Trustee shall take such other action as is necessary so that the beneficial ownership interests of the Beneficial Owners are properly reflected on the records of the successor Depository and its Participants. In such event, references herein to “Cede” shall be deemed to refer to the successor Depository, or its nominee, as the context requires.

(d) The Issuer, the Trustee and the Remarketing Agent may conclusively rely on (i) a certificate of the Depository as to the identity of the Participants in the book-entry only system, and (ii) a certificate of such Participants as to the identity of, and the respective principal amounts of Bonds beneficially owned by, the Beneficial Owners.

(e) Whenever, during the term of the Bonds, Beneficial Ownership thereof is determined by a book-entry at the Depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Depository as to registering or transferring the book-entry to produce the same effect.

(f) Notwithstanding anything in this Indenture to the contrary, the Issuer and the Trustee hereby agree as follows with respect to the Bonds, if and to the extent any Bond is registered in the name of Cede as nominee of the Depository: (i) the Trustee shall give the Depository all special notices required by the Letter of Representations at the times, in the forms and by the means required by the Letter of Representations; (ii) the Trustee shall make payments to Cede at the times and by the means specified in the Letter of Representations; (iii) Cede shall not be required to surrender Bonds which have been partially paid or prepaid to the extent permitted by the Letter of Representations; and (iv) the Trustee shall set a special record date (and shall notify the registered owners of the Bonds thereof in writing) prior to soliciting any Bondholder consent or vote, such notice to be given not less than fifteen (15) calendar days prior to such record date (any Bond transferred by a registered owner subsequent to the establishment of the special record date and prior to obtaining such consent or vote shall have attached to it a copy of the notice to Bondholders by the Trustee).

(g) NEITHER THE ISSUER, THE BORROWER, THE TRUSTEE, NOR THE REMARKETING AGENT WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO PARTICIPANTS OR THE BENEFICIAL OWNERS OF THE BONDS WITH RESPECT TO (i) THE ACCURACY OF ANY RECORDS MAINTAINED BY THE DEPOSITORY OR ANY PARTICIPANT; (ii) THE PAYMENT BY THE DEPOSITORY TO ANY PARTICIPANT OR BY ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL AMOUNT, PURCHASE PRICE, REDEMPTION PRICE OF OR INTEREST ON THE BONDS; (iii) THE DELIVERY OF ANY NOTICE BY THE DEPOSITORY TO ANY PARTICIPANT OR BY ANY PARTICIPANT TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED TO BE GIVEN TO BONDHOLDERS UNDER THE TERMS OF THIS INDENTURE; (iv) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (v) ANY OTHER ACTION TAKEN BY THE DEPOSITORY OR ANY PARTICIPANT AS OWNER OF THE BONDS.

SECTION 221. CUSIP Numbers. All payments of principal, premium and interest, whether by check or draft or wire transfer, shall be accompanied by the appropriate CUSIP number identification with appropriate dollar amounts for each CUSIP number.

ARTICLE III

SECURITY

SECTION 301. Security. The Bonds and the interest and any premium thereon shall be a special, limited obligation of the Issuer as provided in Section 208 hereof, and shall be secured by and payable only from the following:

(i) All Loan Repayments received by the Issuer under the Loan Agreement (including all Loan Repayments made through drawings under the Letter of Credit), which Loan Repayments are to be paid directly by the Borrower to the Trustee and deposited in the Bond Fund;

(ii) All moneys in the Bond Fund and the Project Fund, including the proceeds of the Bonds pending disbursement thereof;

(iii) All of the Issuer’s rights and interest in the Promissory Note;

(iv) All of the Issuer’s rights and interest in the Loan Agreement, except the Unassigned Rights, as defined in the Loan Agreement; and

(v) All of the proceeds of the foregoing, including, without limitation, investments thereof.

The foregoing are collectively the “Security.” In consideration of the purchase of the Bonds and to secure payment of the principal of, premium, if any, and interest on the Bonds and any other cost or pecuniary liability of the Issuer relating to the Bonds or any proceeding, document or certification incidental to the issuance of the Bonds, and to secure performance and observance of all covenants, terms and conditions upon which the Bonds are to be issued, including without limitation this Indenture, the Issuer, without warranty, pursuant to law hereby conveys, assigns and pledges all of its right, title and interest in, and grants a security interest in, the Security to the Trustee, and its successors and assigns, in trust for the benefit of the Bondholders and, to the extent the Bank is subrogated to the rights of the Registered Owners pursuant to the terms of this Indenture, for the benefit of the Bank in satisfaction of the reimbursement obligations of the Borrower pursuant to the Reimbursement Agreement, and their successors and assigns. The Security shall not include any moneys held in the Bond Purchase Fund or the Rebate Fund.

SECTION 302. Payment of Bonds and Performance of Covenants. The Issuer shall promptly pay, but only out of the Security, the principal of, premium, if any, and interest on the Bonds at the place, on the dates and in the manner provided in the Bonds. The Issuer covenants that it will faithfully perform on its part at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in any documents hereof relating to payment of the Bonds, the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Borrower or by the Trustee, or shall have received the instrument to be executed and at the option of the Issuer shall have received from the Borrower, assurance satisfactory to the Issuer that the Issuer shall be reimbursed for its reasonable expenses, including legal counsel fees, incurred or to be incurred in connection with taking such action or executing such instrument.

SECTION 303. Authority. The Issuer covenants that it is duly authorized under the Constitution and the laws of the State, including particularly the Act and the Bond Resolution to issue the Bonds authorized hereby and to execute this Indenture, to grant the security interest herein provided, to assign and pledge the Agreement and the Note (except as otherwise provided herein) and to assign and pledge the amounts hereby assigned and pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof. Anything contained in this Indenture to the contrary notwithstanding, it is hereby understood that none of the covenants of the Issuer contained in this Indenture are intended to create a general or primary obligation of the Issuer. Subject to the limitations on its liability as stated herein, the Issuer covenants and agrees that it has not knowingly engaged and will not knowingly engage in any activities and that it has not knowingly taken and will not knowingly take any action which might result in any interest on the Bonds becoming includable in the gross income of the owners thereof for purposes of federal income taxation.

SECTION 304. No Litigation. The Issuer represents and warrants that, as of the date hereof and as of the Issue Date (i) no litigation or administrative action of any nature has been served upon the Issuer for the purpose of restraining or enjoining the issuance or delivery of the Bonds or the execution and delivery of this Indenture or the Loan Agreement or in any manner questioning the proceedings or authority under which they have occurred, or affecting their validity or its existence or authority of its present officers; (ii) no authority or proceeding for the issuance of the Bonds or for the payment or security thereof has been repealed, revoked or rescinded; and (iii) to the best of the knowledge of the officers of the Issuer executing this Indenture, none of the foregoing actions is threatened.

SECTION 305. Further Assurances. The Issuer covenants that it will cooperate to the extent necessary with the Borrower, the Trustee and the Bank in their defenses of the Security against the claims and demands of all Persons, and will do, execute, acknowledge and deliver or cause to be done, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee or the Bank may reasonably require for the better pledging of the Security, subject to Section 908 hereof. The Issuer shall not cause or permit to exist any amendment, modification, supplement, waiver or consent with respect to the Loan Agreement or the Promissory Note without the prior written consent of the Trustee and the Bank, which consent shall be governed by Article VIII of this Indenture.

SECTION 306. No Other Encumbrances. The Issuer covenants that except as otherwise provided herein and in the Loan Agreement, it will not sell, convey, mortgage, encumber or otherwise dispose of any portion of the Security.

SECTION 307. No Recourse. No recourse shall be had for the payment of the principal of, premium, if any, or interest on the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in this Indenture or the Loan Agreement or the Bond Purchase Agreement, against any past, present or future member, official, officer, director or employee of the Issuer, or any incorporator, member, officer, employee, director, trustee or successor organization, as such, either directly or through the Issuer or any successor organization, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, official, officer, director, agent or employee as such is hereby expressly waived and released as a condition of and in consideration for the execution of this Indenture and the Loan Agreement and the issuance of the Bonds.

SECTION 308. Letter of Credit.

(a) Requirements for Letter of Credit. The initial Letter of Credit will be an irrevocable letter of credit of a commercial bank providing for direct payments to or upon the order of the Trustee of amounts up to (1) the principal of the Bonds when due, at maturity or upon acceleration, redemption, purchase pursuant to a tender or otherwise; and (2) interest on the Bonds for a period of forty-five (45) days at the maximum rate of ten percent (10%) per annum; provided, however that if the Letter of Credit will be in effect during the Fixed Rate Period, (A) the stated coverage amount of the Letter of Credit will include interest on the Bonds for a period of one hundred ninety-five (195) days (or such other number of days as may be required by any Rating Agency then rating the Bonds) at the applicable Fixed Rate and (B) the Letter of Credit will not cover any Liquidity Drawing. The Letter of Credit shall terminate no earlier than the earliest of: (i) the payment in full by the Bank of funds authorized to be drawn thereunder; (ii) the surrender of the Letter of Credit by the Trustee to the Bank for cancellation as a result of (A) the payment in full of the Bonds pursuant to the provisions of the Indenture, or (B) the acceptance by the Trustee of an Alternate Letter of Credit, as certified by the Trustee to the Bank; (iii) its Stated Expiration Date, which will be no earlier than fifteen (15) days after an Interest Payment Date and that is one (1) year from its date of issuance; (iv) the Business Day following the Conversion Date (except for any Letter of Credit issued to secure Bonds during the Fixed Rate Period); or (v) the close of business on the date which is fifteen (15) days after receipt by the Trustee of a written notice from the Bank (A) specifying the occurrence of an “event of default” under the Reimbursement Agreement and (B) directing the Trustee to accelerate the Bonds.

At least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee, but not less than thirty (30) days) prior to the Interest Payment Date next preceding the Stated Expiration Date of the current Letter of Credit, the Borrower may provide for the delivery to the Trustee of an amendment to the Letter of Credit which extends the Stated Expiration Date to a date that is not earlier than one year from its then current Stated Expiration Date. If the Letter of Credit is so extended, the mandatory tender described in Section 206(a)(iii) hereof (or if the Fixed Rate Period is then in effect, the mandatory redemption described in Section 217(c) hereof) shall not occur. Unless all of the conditions of this paragraph which are required to be met forty-five (45) days (or such shorter period as shall be acceptable to the Trustee, but not less than thirty (30) days) preceding the Interest Payment Date next preceding the Stated Expiration Date of the Letter of Credit have been satisfied, the Trustee, at the expense of the Borrower, shall take all action necessary to subject the Bonds to the mandatory tender described in Section 206(a)(iii) hereof (or if the Fixed Rate Period is then in effect, to the mandatory redemption described in Section 217(c) hereof) on the Interest Payment Date next preceding such Stated Expiration Date; provided that if the Borrower shall have notified the Trustee in writing that it expects to meet all the conditions for the delivery of an amendment extending the existing Letter of Credit on or before the Interest Payment Date next preceding the Stated Expiration Date of the existing Letter of Credit, then the notice of such mandatory tender (or mandatory redemption if then in the Fixed Rate Period) shall state that it is subject to rescission, and the Trustee shall rescind such notice, if such conditions are so met (in which case such mandatory tender (or mandatory redemption if then in the Fixed Rate Period) shall not occur).

(b) Alternate Letter of Credit. The Borrower may elect to replace any Letter of Credit with a Letter of Credit conforming to the requirements of Section 308(a) hereof.

Notwithstanding anything to the contrary contained herein, (1) while the Bonds bear interest at the Variable Rate, they shall be secured by a Letter of Credit, and (2) if the Bonds are converted to bear interest at the Fixed Rate, they shall not be secured by a Letter of Credit unless, immediately prior to the Conversion Date, the Remarketing Agent makes an objective determination in a certificate delivered to the Trustee that the present value of the cost of securing the Bonds with the Letter of Credit (including the cost of paying interest on the Bonds at the expected interest rate and all fees associated with the Letter of Credit) would be less than the cost of paying interest on the Bonds if it is not so secured (using as a discount rate the yield to maturity on the Bonds being converted to a Fixed Rate and treating the fees paid and to be paid for the credit enhancement as interest on the Bonds). In addition, if the Fixed Rate Period is then in effect the Borrower may not furnish an Alternate Letter of Credit with a stated expiration date earlier than the Stated Expiration Date of the Letter of Credit then in effect.

Upon delivery to the Trustee of an Alternate Letter of Credit conforming to the requirement of this Section 308 and delivery of the opinions described in Section 308(c), then the Trustee shall accept such Alternate Letter of Credit and promptly surrender for cancellation the previously held Letter of Credit to the issuer thereof in accordance with the terms of such Letter of Credit; provided (i) that any draw on the Letter of Credit resulting from a mandatory tender pursuant to Section 206(a)(ii) hereof shall be a draw on the previously held Letter of Credit, and not a draw on the Alternate Letter of Credit, and such draw is satisfied, and (ii) that no delivery of such Alternate Letter of Credit shall be effective unless the Borrower has given written notice to the Trustee (a copy of which shall be delivered to the Bank providing the current Letter of Credit) not less than forty-five (45) days prior to such delivery (or such shorter period as shall be acceptable to the Trustee but not less than thirty (30) days) of the Borrower’s intention to provide for delivery of such Alternate Letter of Credit and the anticipated date of such delivery. During the Variable Rate Period, upon receipt of such notice, the Trustee shall take all actions necessary to subject the Bonds to mandatory tender as described in Section 206(a)(ii) hereof on the proposed effective date of such Alternate Letter of Credit; provided (i) that any draw on the Letter of Credit resulting from a mandatory tender pursuant to Section 206(a)(ii) hereof shall be a draw on the previously held Letter of Credit, and not a draw on the Alternate Letter of Credit and (ii) that the notice of such mandatory tender shall state that it is subject to rescission, and the Trustee shall rescind such notice (unless the Bonds are then subject to mandatory tender as described under the Section 206(a)(iii) hereof) if all of the requirements of this Section 308 are not met on or before the date on which the Bonds are subject to mandatory tender (in which case such mandatory tender shall not occur). During the Fixed Rate Period, the Trustee shall give at least twenty (20) days prior written notice of the proposed substitution to the Bondholders and the Issuer.

(c) Opinion of Counsel. Any Alternate Letter of Credit delivered to the Trustee must be accompanied by (1) a Favorable Opinion of Bond Counsel as to the delivery of the Alternate Letter of Credit; (2) an opinion of Counsel stating that delivery of the Alternate Letter of Credit is authorized under this Indenture and complies with its terms; (3) an opinion of Counsel to the issuer of such Alternate Letter of Credit stating that such Alternate Letter of Credit is a legal, valid, binding and enforceable obligation of such issuer in accordance with it terms; and (4) evidence satisfactory to the Trustee that the unsecured indebtedness of the new Bank (or parent company of the new Bank) is rated by a Rating Agency at least “A1/P1” unless a Favorable Opinion of Bond Counsel is delivered with respect to a different rating. In addition, if the Borrower or any natural person, firm, association or public body related to the Borrower within the meaning of Section 147(a) of the Code grants a security interest in any cash, securities or investment type property to the issuer of such Alternate Letter of Credit, the Borrower must furnish the Trustee a Favorable Opinion of Bond Counsel with respect to such grant.

(d) Rating Maintenance for Letter of Credit Substitution During Fixed Rate Period. On or before the date of delivery of any Alternate Letter of Credit to the Trustee during the Fixed Rate Period, as a condition of acceptance of any Alternate Letter of Credit by the Trustee, the Borrower shall furnish to the Trustee (in addition to the other requirements set forth in this Section 308): (1) written evidence from each Rating Agency then rating the Bonds (if the Bonds are then rated), to the effect that such Rating Agency has reviewed the proposed Alternate Letter of Credit and determined that the substitution of the proposed Alternate Letter of Credit for the Letter of Credit then in effect will not, by itself, result in a reduction or withdrawal of such Rating Agency’s then current rating on the Bonds, or (2) if the Bonds are not then rated, written evidence satisfactory to the Trustee that the unsecured long-term debt of the issuer of the Alternate Letter of Credit is not less than the rating of the unsecured long-term debt of the issuer of the then existing Letter of Credit.

(e) Draws. Except with respect to Pledged Bonds (which Bonds shall not be entitled to any benefit of the Letter of Credit): (i) the Trustee shall draw moneys under the Letter of Credit to the extent available in accordance with the terms thereof to the extent necessary to make timely payments of principal, premium (but only if such is permitted by the terms of the Letter of Credit) and interest coming due and payable on the Bonds (whether upon any Interest Payment Date, at maturity, upon the date fixed for redemption or upon acceleration of the Bonds), all as contemplated by Section 401 hereof; (ii) the Trustee shall draw moneys under the Letter of Credit to the extent available in accordance with the terms thereof on each purchase date to effect the purchase of Bonds required on such dates, except, in the case of each such date, to the extent of remarketing proceeds which are available as contemplated by clause (i) of Section 404(b) hereof; and (iii) upon the occurrence of an Event of Default specified in Section 601(f) hereof or upon declaration of acceleration of the Bonds pursuant to any other Event of Default, the Trustee shall immediately draw on the Letter of Credit to the extent available in an amount equal to the full unpaid principal and accrued interest on the Bonds. Notwithstanding any provision to the contrary in this Indenture, (A) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds or Borrower Bonds on the date such payment is due, and (B) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the principal or Purchase Price of, or interest on, any Bonds which are Pledged Bonds or Borrower Bonds on the date such payment is due.

ARTICLE IV

FUNDS

SECTION 401. Establishment and Use of Bond Fund. There is hereby created and established with the Trustee a special fund to be designated “Mississippi Business Finance Corporation — Trex Company, Inc. Project 2004 Bond Fund” and within such Fund special accounts designated the “Non-Eligible Funds Account,” the “Letter of Credit Account” and the

“Eligible Funds Account.” All moneys in the Bond Fund (other than amounts deposited in the Letter of Credit Account and the Issuer’s administrative fees referenced in Section 3.5 of the Loan Agreement) shall be deposited and held in the Non-Eligible Funds Account until such moneys become Eligible Funds. All amounts drawn by the Trustee under the Letter of Credit (other than amounts drawn to pay the Purchase Price of a tendered Bond) shall be deposited in the Letter of Credit Account. Once the Trustee shall have been notified that moneys on deposit in the Non-Eligible Funds Account shall have become Eligible Funds, they shall be withdrawn from the Non-Eligible Funds Account and deposited in the Eligible Funds Account until used pursuant to the terms hereof.

There shall be deposited in the applicable account in the Bond Fund (a) any accrued interest received on the sale of the Bonds; (b) all Loan Repayments under the Loan Agreement, including all proceeds resulting from the enforcement of the Security or its realization as collateral; (c) all moneys received by the Trustee under the Loan Agreement for deposit in the Bond Fund; (d) all moneys drawn under the Letter of Credit (other than amounts drawn to pay the Purchase Price of a tendered Bond) to pay principal of, premium (but only if the payment of premium is permitted by the terms of the Letter of Credit), if any, or interest on the Bonds; and (e) any other moneys received by the Trustee with directions for deposit in the Bond Fund.

At all times the Trustee shall maintain adequate books and records relating to the Bond Fund (including any investment income thereon) so that the Trustee may at all times ascertain the date of deposit of the moneys in the Non-Eligible Funds Account. The Trustee shall create separate and segregated sub-accounts in the Non-Eligible Funds Account as directed by the Borrower. Moneys received by the Trustee and deposited in the Letter of Credit Account shall not be commingled with other moneys in the Bond Fund.

Moneys in the Bond Fund shall be held in trust first for the Bondholders and then for the Bank subject to the provisions of Section 501 hereof. Except as otherwise expressly provided herein (including without limitation Section 607 hereof), such moneys shall be used first solely for the payment of the interest on the Bonds and for the payment of principal of and premium, if any, on the Bonds upon maturity, whether stated or accelerated, or mandatory or optional redemption, and then, to the extent of any moneys remaining on deposit therein, for the payment of any amounts owed by the Borrower first to the Trustee, then to the Issuer, and then to the Bank pursuant to the Borrower’s reimbursement obligation under the Reimbursement Agreement; provided, however, that any Surplus Bond Proceeds transferred from the Project Fund to the Bond Fund as provided in Section 5.4 of the Loan Agreement may only be used by the Trustee as provided in Section 11.1 of the Loan Agreement.

The Issuer hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable, from funds derived from the following sources in the order of priority indicated below:

(a) From the Letter of Credit Account, amounts realized by the Trustee under the Letter of Credit for principal, premium, if provided for in the Letter of Credit, and interest on the

Bonds, provided in no event shall such moneys be used to pay for Pledged Bonds or Borrower Bonds;

(b) Eligible Funds on deposit in the Eligible Funds Account; and

(c) Any other amounts (whether or not Eligible Funds) in the Bond Fund, including amounts received by the Trustee pursuant to the Loan Agreement.

If the Bonds are in a book-entry only system, the Trustee is hereby directed to give notice to the Depository on every Interest Payment Date occurring during a period in which Pledged Bonds are in existence that the Depository is not to pay, and will not be receiving from the Trustee, interest on the Pledged Bonds recorded in the books of the Depository for the account of the Borrower (and identifying the principal amount of such Bonds). Interest on such Pledged Bonds will be paid by the Borrower to the Bank pursuant to the Pledge Agreement.

On the Business Day immediately preceding the date on which any principal and/or interest shall become due on the Bonds (whether upon any Interest Payment Date, at maturity, upon the date fixed for redemption or upon acceleration of the Bonds), the Trustee shall, without making any prior claim or demand upon the Borrower, take actions under and in accordance with the Letter of Credit so as to receive moneys on such date thereunder in an amount which, together with moneys described in clause (a) above and available therefor, shall be equal to the amount of principal and interest (and premium, if provided for in the Letter of Credit) coming due on the Bonds on the date such payment is due; provided, that the Trustee shall not take any action under the Letter of Credit to pay the principal of and/or interest (and premium, if provided for in the Letter of Credit) on Pledged Bonds or Borrower Bonds. If for any reason funds are not available under the Letter of Credit for payment of principal and/or interest (and premium, if provided for in the Letter of Credit) due on the Bonds on any such date, the Trustee shall immediately request from the Borrower immediately available funds sufficient to make all such payments of principal and/or interest and premium, if any, on the Bonds pursuant to Section 3.2 of the Loan Agreement by directing that the Borrower deposit such funds with the Trustee at its designated corporate trust office into the Bond Fund. If the Borrower has deposited moneys with the Trustee in accordance with clause (c) above and moneys have been realized by the Trustee under the Letter of Credit for the payment of principal and/or interest (and premium, if provided for in the Letter of Credit) on the Bonds, then the Trustee shall request a written statement from the Bank as to whether or not the Bank has been reimbursed by the Borrower for any and all such moneys. Upon written notice from the Bank that the Borrower has not reimbursed the Bank in a certain amount, any such moneys deposited in accordance with clause (c) above to such amount shall be immediately paid to the Bank.

Any amounts remaining in the Bond Fund after payment in full of the Bonds and all other amounts required to be paid under this Indenture or the Loan Agreement, shall be paid (i) to the Bank, to the extent of any amounts owing under the Reimbursement Agreement, or, (ii) if there are no such amounts or obligations of the Borrower existing under the Reimbursement Agreement as certified in writing by the Bank to the Trustee, to the Borrower in accordance with its written direction upon the expiration or sooner cancellation or termination of the term of the Loan Agreement as provided therein.

Notwithstanding anything herein to the contrary, the Issuer’s administrative fee referenced in Section 3.5 of the Loan Agreement shall be paid by the Borrower to the Trustee and shall be deposited into the Non-Eligible Funds Account and promptly be paid by the Trustee to the Issuer.

SECTION 402. Establishment and Use of Project Fund. There is hereby created and established with the Trustee a special fund to be designated “Mississippi Business Finance Corporation — Trex Company, Inc. Project 2004 Project Fund.” The proceeds of the Bonds, as described in Section 405 hereof, shall be delivered to the Trustee for deposit into the Project Fund. Funds in the Project Fund shall be expended and disbursed in accordance with the provisions of the Loan Agreement.

SECTION 403. Creation and Sources of Bond Purchase Fund.

(a) There is hereby established and created with the Trustee a special fund to be designated “Mississippi Business Finance Corporation — Trex Company, Inc. Project 2004 Bond Purchase Fund,” which shall be used to pay the Purchase Price of Bonds tendered or deemed to be tendered for purchase pursuant to Section 205 or 206 of this Indenture. The Trustee shall hold all moneys on deposit in the Bond Purchase Fund in trust for the benefit of the Bondholders who have tendered their Bonds or who are deemed to have tendered their Bonds for purchase. The Bondholders who have tendered or who are deemed to have tendered their Bonds for purchase pursuant to Section 205 or 206 of this Indenture and for whose benefit Eligible Funds have been deposited in the Bond Purchase Fund shall have a first lien on, with right of payment to, such Eligible Funds.

(b) There shall be paid into the Bond Purchase Fund, as and when received,

(i) The proceeds of the remarketing of Bonds by the Remarketing Agent pursuant to Section 207 of this Indenture (which proceeds shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a segregated account in the Bond Purchase Fund separate from all other moneys in the Bond Purchase Fund);

(ii) All payments made by the Borrower pursuant to Section 3.4 of the Loan Agreement (each of which payments shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a segregated account in the Bond Purchase Fund separate from all other moneys in the Bond Purchase Fund);

(iii) All moneys realized by the Trustee under the Letter of Credit for the purpose of paying such Purchase Price (all of which moneys shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a segregated account in the Bond Purchase Fund separate from all other moneys in the Bond Purchase Fund); and

(iv) All other moneys received by the Trustee pursuant to this Indenture, the Loan Agreement, or otherwise which are required or which are accompanied by directions that such moneys are to be paid into the Bond Purchase Fund (each of which payments shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a segregated account in the Bond Purchase Fund separate from all other moneys in the Bond Purchase Fund).

SECTION 404. Use of Moneys in the Bond Purchase Fund.

(a) Except as provided in this Section 404, moneys in the Bond Purchase Fund shall be used solely for the payment of the Purchase Price of Bonds tendered or deemed to be tendered for purchase on any purchase date pursuant to Section 205 or Section 206 of this Indenture.

(b) On each purchase date, the Trustee shall pay the Purchase Price of Bonds tendered for purchase from moneys on deposit in the Bond Purchase Fund from funds derived from the following sources in the order of priority indicated:

(i) Proceeds of the remarketing of such Bonds pursuant to Section 207 hereof which constitute Eligible Funds within the meaning of clause (a) of the definition of Eligible Funds in this Indenture;

(ii) Moneys realized under the Letter of Credit to pay the Purchase Price of Bonds tendered or deemed to be tendered for purchase (other than Pledged Bonds or Borrower Bonds); and

(iii) Payments made by the Borrower pursuant to Section 3.4 of the Loan Agreement and all other moneys deposited in the Bond Purchase Fund in accordance with Section 403(b)(iv) hereof.

Unless notified to the contrary by the Remarketing Agent, the Issuer, the Company or the Bank, the Trustee shall be entitled to assume that remarketing proceeds delivered to it were remarketed to persons other than the Borrower, the Issuer, any Insider of the Borrower or the Issuer or any other person obligated (as guarantor or otherwise) to make payments on the Bonds or under the Loan Agreement or the Reimbursement Agreement. Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (i) above shall be delivered to the purchasers thereof as provided in Section 207 hereof. Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (ii) above shall, if the Bonds are not in a book-entry only system, be registered in the name of the Borrower (or as otherwise provided in the Pledge Agreement), shall be referred to as Pledged Bonds, shall be held by the Trustee under the Pledge Agreement in trust for the account of the Borrower, shall be pledged to the Bank pursuant to the Pledge Agreement securing the Borrower’s obligations thereunder and shall not be transferred or exchanged by the Trustee until the Letter of Credit has been reinstated in accordance with its terms (pursuant to the confirmation by the Trustee to the Bank by telephonic notice that the Trustee holds in trust for the benefit of the Bank the proceeds of the remarketing of such Pledged Bonds) in the amount of the aggregate principal amount of such Bonds and the amount originally realized under the Letter of Credit to pay the portion of the

Purchase Price equal to the accrued interest, if any, on such Bonds; and the Trustee may then release such Bonds, and register the transfer of such Bonds in the names of the new registered owners thereof as shall be provided by the Remarketing Agent by telephone or telecopy promptly confirmed in writing, in the manner set forth in Section 207 hereof; provided, however, that Pledged Bonds which have been held by the Trustee for a period of six (6) months and have not been remarketed shall, at the written direction of the Bank given to the Trustee, be canceled. Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (iii) above shall, at the direction of the Borrower if the Bonds are not in a book-entry only system, be registered in the name of the Borrower or be canceled.

If the Bonds are in a book-entry only system, the Trustee shall instruct the Depository to record in the books of the Depository for the account of the Borrower any Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (ii) above and the Trustee shall record such beneficial ownership interest of the Borrower on its books, and such Bonds shall be referred to as Pledged Bonds, shall be deemed to be held by the Trustee in trust for account of the Bank and to the fullest extent permitted by law shall be subject to a security interest in favor of the Bank as security for the Borrower’s obligations under the Pledge Agreement and the Reimbursement Agreement, which security interest shall be released only after the Letter of Credit has been reinstated in accordance with its terms (pursuant to the confirmation by the Trustee to the Bank by telephonic notice that the Trustee holds in trust for the benefit of the Bank the proceeds of the remarketing of such Pledged Bonds) in the amount of the aggregate principal amount of such Bonds and the amount realized under the Letter of Credit to pay the portion of the Purchase Price equal to the accrued interest, if any, on such Bonds; provided, however, that any such Pledged Bonds which have been recorded in the books of the Depository for the account of the Borrower for a period of six (6) months and have not been remarketed shall, at the written direction of the Bank given to the Trustee, be canceled. In addition, during any period in which there are Pledged Bonds the Trustee shall make appropriate arrangements with the Depository to segregate the Pledged Bonds on the books of the Depository so that payments on the Bonds resulting from drawings under the Letter of Credit are not applied to the Pledged Bonds. If the Bonds are in a book-entry only system, the Trustee shall, with respect to any Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (iii) above which the Borrower does not instruct the Trustee to cancel, instruct the Depository to record such Bonds in the books of the Depository for the account of the Trustee, and such Bonds shall be Borrower Bonds.

(c) If the funds available under clause (i) of subsection (b) above for the payment of the Purchase Price of the Bonds to be purchased pursuant to Section 205 or Section 206 of this Indenture are not sufficient to pay the Purchase Price of such Bonds in full at or before 10:00 a.m., New York City time, on such purchase date, the Trustee shall, without making any prior demand or claim upon the Borrower, take action under the Letter of Credit prior to 11:00 a.m., New York City time, and the Bank shall make payment under the Letter of Credit to the Trustee at or before 1:30 p.m., New York City time, in immediately available funds in an amount which will be sufficient, together with the funds available under such clause (i) of subsection (b) above, to pay the Purchase Price of such Bonds on such purchase date. If for any reason funds are not available under the Letter of Credit for payment of the Purchase Price of such Bonds on such purchase date, the Trustee shall immediately request from the Borrower immediately available funds sufficient to pay the Purchase Price of such Bonds by 2:00 p.m., New York City time on that date pursuant to Section 3.4 of the Loan Agreement.

(d) Notwithstanding any other provision of this Indenture to the contrary, in the event that (i) the Remarketing Agent remarkets any Bonds tendered for purchase pursuant to Section 205 or Section 206 hereof and the proceeds of such remarketing are received by the Trustee after the Trustee has taken action under the Letter of Credit to realize moneys to pay the Purchase Price of such Bonds, pursuant to subsection (c) above, or (ii) the Remarketing Agent shall subsequently remarket any Pledged Bonds, the Purchase Price of which Bonds were paid by the Trustee as a result of action taken under the Letter of Credit pursuant to subsection (c) above, then all proceeds of any such remarketing which necessitated such action under the Letter of Credit (or which would otherwise be payable to the Borrower as the Registered Owner or Beneficial Owner of the Bonds) shall be paid by the Trustee to the Bank in respect of the obligations of the Borrower under the Reimbursement Agreement. The Trustee shall immediately notify the Bank by telecopy or telephone, promptly confirmed in writing, that such proceeds are on deposit in the Bond Purchase Fund, and the Bank shall certify to the Trustee the amount of the obligations of the Borrower under the Reimbursement Agreement. When all obligations of the Borrower to the Bank under the Reimbursement Agreement have been satisfied, then all such moneys remaining in the Bond Purchase Fund shall be paid to the Borrower.

(e) If at any time moneys are on deposit in the Bond Purchase Fund in excess of the amounts required to be on deposit therein because the Borrower has made payment pursuant to Section 3.4 of the Loan Agreement for the purchase of Bonds tendered or deemed tendered for purchase pursuant to Section 205 or Section 206 hereof and the proceeds of the remarketing of such Bonds pursuant to Section 207 hereof are received by the Trustee prior to the purchase of such Bonds, with the result that such Bonds are or will be purchased with moneys described in Section 404(b)(i) hereof, such moneys so paid by the Borrower pursuant to Section 3.4 of the Loan Agreement shall be promptly returned to the Borrower by the Trustee to such extent.

SECTION 405. Deposit of Bond Proceeds. The net proceeds from the sale of the Bonds shall be deposited into the Project Fund.

SECTION 406. Account Statements. The Trustee shall keep and maintain adequate account statements, including receipts and statements of disbursements, deposits and investments, pertaining to the Project Fund, Bond Fund and Bond Purchase Fund. The Trustee shall provide monthly transaction and asset statements pertaining to such Funds to the Borrower and, upon request, to the Issuer and the Bank. The Borrower shall retain the transaction and asset statements described in the preceding sentence and shall provide them to any Person preparing the calculations or reports required pursuant to Section 409 hereof. If the Trustee is required to provide such transaction and asset statements to any Person preparing calculation or reports pursuant to Section 409 hereof, the Trustee may charge the Borrower its expenses in retrieving such transaction and asset statements.

SECTION 407. Investment of Project Fund and Bond Fund Moneys. Moneys held as part of the Project Fund and Bond Fund shall be invested and reinvested at the written direction of the Borrower in Permitted Investments in accordance with the provisions of Section 5.3 of the Loan Agreement, provided, however, that (i) any moneys from a drawing under the Letter of Credit shall remain uninvested, (ii) any moneys held by the Trustee in the Bond Purchase Fund shall remain uninvested, and (iii) any other moneys held by the Trustee in the Bond Fund may only be invested and reinvested in Government Obligations or Government Obligations Funds. The Trustee may conclusively rely upon such instructions as to both the suitability and legality of the directed investments. In the event no such instructions are received by the Trustee, such amounts shall be invested in Permitted Investments described in clause (viii) of the definition thereof, pending receipt of such investment instructions. The Trustee may make any and all such investments through its own investment department or that of its affiliates or subsidiaries. Any Permitted Investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund and account which was used to purchase the same. All interest accruing thereon and any profit realized from Permitted Investments shall be credited to the respective fund or account and any loss resulting from Permitted Investments shall be similarly charged. At the written direction of the Borrower, the Trustee shall cause to be sold and reduced to cash a sufficient amount of Permitted Investments whenever the cash balance is or will be insufficient to make a requested or required disbursement from the Project Fund. The Trustee shall not be accountable for any depreciation in the value of any Permitted Investment or for any loss resulting from such sale. Funds in the Bond Purchase Fund shall remain uninvested. Although the Issuer and the Borrower each recognize that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Issuer and the Borrower hereby agree that confirmations of permitted investments are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No statement need be rendered for any fund or account if no activity occurred in such fund or account during such month.

The purchase or sale of any securities may be made through the bond or investment department of the Trustee or the bond or investment department of any affiliated entity. The Trustee, when authorized by the Borrower, may trade with itself in the purchase or sale of securities for any investment. The Issuer requires monthly confirmations of Permitted Investments. Notwithstanding any provision of this Section 407 to the contrary, no statement need be rendered for any fund or account if no activity occurred in such fund or account during such month.

SECTION 408. Arbitrage. The Issuer recognizes that investment of the Bond proceeds will be at the written direction of the Borrower, but agrees that it will commit no act that would cause the Bonds to be “arbitrage bonds” within the meaning of Section 148(a) of the Code. The Trustee covenants that, while recognizing that investment of Bond proceeds will be at the written direction of the Borrower, should the Issuer file with the Trustee, or should the Trustee otherwise receive, an opinion of Bond Counsel or Special Tax Counsel, to the effect that any proposed investment or other use of proceeds of the Bonds would cause the Bonds to become “arbitrage bonds,” then the Trustee will comply with any instructions of the

Issuer or such Bond Counsel regarding such investment or use so as to prevent the Bonds from becoming “arbitrage bonds.” The Trustee shall file a copy of any such opinion of Bond Counsel with the Issuer, the Borrower and the Bank. The Trustee shall not be required to determine whether or not any opinion is required to be submitted.

SECTION 409. Rebate of Certain Arbitrage Earnings.

(a) Definitions. For purposes of this Section 409:

“Bond Year” means the annual period relevant to the application of Section 148(f) of the Code to the Bonds, except that the first and last Bond Years may be less than twelve (12) months long. The last day of a Bond Year shall be the close of business on the day preceding the anniversary of the Issue Date of the Bonds unless the Borrower selects another date on which to end a Bond Year in the manner permitted by the Code.

“Computation Date” means each date on which the Rebate Amount for an issue is required to be computed under Treasury Regulations §1.148-3(e). In the case of the Bonds, the first Computation Date shall not be later than five (5) years after the Issue Date of the Bonds. Subsequent Computation Dates shall be not later than five (5) years after the immediately preceding Computation Date for which an installment payment of the Rebate Amount was paid. The final Computation Date is the date the Bonds are retired.

“Rebate Amount” means the excess of the future value, as of any date, of all receipts on nonpurpose investments acquired with gross proceeds of the Bonds over the future value, as of that date, of all payments on nonpurpose investments acquired with gross proceeds of the Bonds, computed in accordance with Section 148(f) of the Code and Treasury Regulations. Gross proceeds that are held in a bona fide debt service fund shall not be considered gross proceeds for purposes of computing the Rebate Amount.

All determinations made pursuant to this Section 409 shall be made in accordance with the applicable portion of Section 148(f) of the Code.

The terms “bona fide debt service fund,” “gross proceeds,” and “nonpurpose investments” have the meanings assigned to them for the applicable purposes of Section 148(f) of the Code.

(b) Rebate Amount. The Trustee shall furnish information to and the Borrower shall engage (at the expense of the Borrower) an independent certified public accounting firm or law firm or a consultant experienced in arbitrage rebate matters, to calculate, within thirty (30) days after the end of the fifth (5th) Bond Year and every fifth (5th) Bond Year thereafter and within thirty (30) days after the retirement of all outstanding Bonds, the Rebate Amount, if any, as of the end of that Bond Year or the date of such retirement. The Borrower shall immediately notify the Trustee of the Rebate Amount, if any, and shall deliver copies of the calculation thereof to the Trustee. Within sixty (60) days after the end of each Computation Date, the Borrower, acting on behalf of the Issuer, shall pay to the United States in accordance with Section 148(f) of the Code, the Rebate Amount as of such Computation Date.

On or about each Computation Date, the Trustee shall request in writing that the Borrower furnish it with copies of the calculations made pursuant to this Section 409 and evidence of payment of the Rebate Amount to the United States, if applicable. The Trustee shall keep copies of the calculations made pursuant to this Section 409 and provided to the Trustee. The Trustee shall be entitled to rely on the calculations made pursuant to this Section 409 and shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in reliance upon those calculations.

Notwithstanding anything herein to the contrary, the Borrower may cause the amount to be rebated to the United States in accordance with Section 148(f) of the Code to be calculated under a different method or at different times and may make such rebate payments at different times; provided that the Borrower, the Issuer, and the Trustee shall have received a written opinion of Bond Counsel that using such method or timing of those calculations and making payments at such times will not adversely affect the exclusion of interest on the Bonds from gross income of the holders or Beneficial Owners thereof for federal income tax purposes. The Borrower shall promptly notify the Issuer and the Trustee of its use of such other method of calculation or making payment at such other time.

ARTICLE V

DISCHARGE OF LIEN

SECTION 501. Discharge of Lien and Security Interest. Subject to the next paragraph, upon payment in full of the Bonds, the lien of this Indenture upon the Security shall cease, terminate and be void, and thereupon the Trustee, upon determining that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, and upon payment of the Trustee’s fees, costs and expenses hereunder, shall (i) cancel and discharge this Indenture and the lien of this Indenture upon the Security, (ii) execute and deliver to the Issuer and the Borrower such instruments in writing which have been provided to it as shall be required to cancel and discharge the lien of this Indenture and the Security, (iii) reconvey, as applicable, the Security to the Issuer and the Borrower, and (iv) assign and deliver to the Issuer and the Borrower so much of the Security as may be in its possession or subject to its control, except for moneys and Government Obligations held in the Bond Fund for the purpose of paying Bonds and except for moneys held in the Bond Purchase Fund for the purpose of paying the Purchase Price of the Bonds which have been purchased by the Trustee; provided, however, such cancellation and discharge of this Indenture shall not terminate the powers and rights granted to the Trustee with respect to the payment, transfer and exchange of the Bonds; and provided, further, that the rights of the Issuer, the Trustee and the Remarketing Agent to indemnity and payment of all reasonable fees and expenses shall survive such cancellation and discharge.

Notwithstanding any other provision to the contrary in this Indenture and unless otherwise agreed to by the Bank, to the extent that (i) moneys are drawn by the Trustee under the Letter of Credit which have not been reimbursed by the Borrower or the Borrower is otherwise indebted to the Bank under the Reimbursement Agreement and (ii) the fees, costs and expenses of the Issuer and the Trustee hereunder have been paid, then: (A) the lien of this Indenture shall not be discharged; (B) the Bank shall be subrogated to the extent of such draws on the Letter of Credit or the Borrower’s indebtedness to the Bank to all rights of the Bondholders to enforce the payment of the Bonds from the Security and all other rights of the Bondholders under the Bonds, this Indenture and the Loan Agreement; (C) the Bank shall be entitled in its own right upon payment in full of the principal of and interest on the Bonds to exercise all rights of enforcement and remedies set forth in Article VI hereof; (D) the Bondholders will be deemed paid to the extent of moneys drawn by the Trustee under the Letter of Credit; and (E) the Issuer and the Trustee shall sign, execute and deliver all documents or instruments (provided the Trustee shall not be required to prepare any such documents or instruments) and do all things which may be reasonably required by the Bank to effect the Bank’s subrogation of rights of enforcement and remedies set forth in Article VI hereof in accordance with the intent of this Article V, including without limitation a conveyance and assignment of the Security and the Promissory Note to the Bank.

If payment or provision therefor has been made with respect to all the Bonds, the interest of the Trustee in the Promissory Note shall cease and the Trustee shall, subject to the rights of the Bank set forth in the preceding paragraph (including, without limitation, the right to have an assignment of such Promissory Note), cancel the Promissory Note and return the same to the Borrower. Neither the obligations nor moneys deposited with the Trustee pursuant to this Article V shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust, for the payment of the principal, premium, if any, and interest on the Bonds or for payment to the Bank in accordance with the terms of this Indenture.

SECTION 502. Provision for Payment of Bonds During Fixed Rate Period. During the Fixed Rate Period, Bonds shall be deemed to have been paid within the meaning of Section 501 if (but subject to the provisions of the second paragraph thereof to the extent that the Bonds during the Fixed Rate Period remain secured by a Letter of Credit):

(a) There have been irrevocably deposited in the Bond Fund:

(i) Moneys constituting Eligible Funds, and/or

(ii) Noncallable Government Obligations purchased with Eligible Funds, of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (such earnings to be held in trust also), be sufficient together with any moneys referred to in subsection (i) above, for the payment at their respective maturities or redemption dates prior to maturity, of the principal thereof and the redemption premium (if any) and interest to accrue thereon to such maturity or redemption dates, as the case may be;

(b) There have been paid all fees, costs and expenses, including without limitation, reasonable Counsel fees, of the Issuer, the Trustee and the Remarketing Agent due or to become due or there are sufficient moneys in the Bond Fund to make such payments;

(c) If any Bonds are to be redeemed on any date prior to their maturity, the Trustee has received in form satisfactory to it irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by this Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices has been given; and

(d) The Trustee shall have received a written opinion of Bond Counsel to the effect that such deposit (and the payment of the Bonds therefrom) will not adversely affect the exclusion from gross income of interest on the Bonds by the holders or Beneficial Owners thereof for federal income tax purposes.

In determining the sufficiency of the moneys and/or Government Obligations deposited pursuant to subsection (a) of this Section 502, the Trustee shall be entitled to receive, at the expense of the Borrower, and may rely on a verification report of a firm of nationally recognized independent certified public accountants.

Limitations elsewhere specified herein regarding the investment of moneys held by the Trustee in the Bond Fund shall not be construed to prevent the depositing and holding in the Bond Fund of the obligations described in the preceding subparagraph (a)(ii) for the purpose of defeasing the lien of this Indenture as to Bonds which have not yet become due and payable. In addition, all moneys so deposited with the Trustee as provided in this Section 502 may also be invested and reinvested, at the written direction of the Borrower, in Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 502 which is not required for the payment of the Bonds and interest and redemption premium, if any, thereon with respect to which such moneys shall have been so deposited under this Section 502 shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund.

SECTION 503. Discharge of this Indenture. Notwithstanding the discharge and cancellation of the lien of this Indenture upon the Security under Section 501 hereof, this Indenture and the rights granted and duties imposed hereby, to the extent not inconsistent with such discharge and cancellation of the lien upon the Security, shall nevertheless continue and subsist after payment in full of the Bonds and all of the Borrower’s obligations to the Bank under the Reimbursement Agreement until the Trustee shall have returned to the Borrower all funds held by the Trustee in the Bond Fund, Project Fund and the Bond Purchase Fund pursuant to Sections 401, 402 and 404 of this Indenture.

SECTION 504. Unclaimed Moneys. Any moneys deposited with the Trustee in accordance with the terms and provisions of this Indenture, or any moneys held by any paying agent, in trust for the payment of the principal of and redemption premium, if any, or interest on the Bonds or the Purchase Price of any Unsurrendered Bonds and remaining unclaimed by the Registered Owners of the Bonds for four (4) years after the final maturity of all Bonds issued hereunder or the redemption date of all the Bonds, as the case may be, shall, at the request of the Borrower (and if the Borrower is not at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Loan Agreement and if the Issuer is not in default hereunder or under the Bonds) and upon provision of adequate indemnification from the Borrower, the Trustee shall pay such amounts to the Borrower, and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Borrower. Upon any such disposition to the Borrower, all liability of the Trustee with respect to the such funds shall cease. All moneys held by the Trustee and subject to this Section shall be held uninvested and without liability for interest thereon. However, if the escheatment laws of the State direct a different disposition of such funds, the Trustee shall comply with such laws. The Issuer, the Bank, the Remarketing Agent and the Trustee shall have no responsibility with respect to such moneys.

ARTICLE VI

DEFAULT PROVISIONS AND REMEDIES

SECTION 601. Events of Default. Any one (1) of the following shall constitute an Event of Default hereunder:

(a) Default in the payment of any interest on any Bond when and as the same is due;

(b) Default in the payment of the principal of or any premium on any Bond when and as the same is due, whether at the stated maturity or redemption date thereof or by acceleration;

(c) Default in the payment of the Purchase Price of any Bond required to be purchased hereunder when and as the same is due;

(d) Default in the observance or performance of any other of the covenants, agreements or conditions on the part of the Issuer included in this Indenture or in the Bonds and the continuance thereof for a period of thirty (30) days after the Trustee gives written notice to the Issuer, the Bank and the Borrower;

(e) The occurrence of an “Event of Default” as defined in the Loan Agreement;

(f) The Trustee receives a written notice from the Bank specifying the occurrence of an “event of default” under the Reimbursement Agreement and directing the Trustee to accelerate the Bonds; or

(g) The Bank shall wrongfully dishonor any draft or other request for payment under the Letter of Credit presented in strict accordance with its terms, the Letter of Credit shall, for any reason, become unavailable to or unenforceable by the Trustee, or the Bank (i) shall generally not pay its debts as they become due, (ii) shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, (iv) shall institute any proceeding or voluntary case (A) seeking to adjudicate it a bankrupt or insolvent or (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or (C) seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, (v) shall take any action to authorize any of the actions described above in this subsection (g), or (vi) shall have instituted against it any proceeding (A) seeking to adjudicate it a bankrupt or insolvent or (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or (C) seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, and, if each such proceeding is being contested by the Bank in good faith, each such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, and the Borrower shall not have obtained an Alternate Letter of Credit within sixty (60) days after receipt of notice of each such occurrence.

Any default described in Section 601(d) hereof may be waived by the Trustee with the written consent of the Bank from time to time if the Issuer (or the Borrower, on behalf of the Issuer) is proceeding with all due diligence to cure such default and the Issuer is not otherwise in default hereunder.

SECTION 602. Acceleration. Subject to the requirement that the Bank’s consent to any acceleration must be obtained in the case of an Event of Default described in subsection (d) or (e) of Section 601 hereof, upon the occurrence of any Event of Default hereunder, the Trustee may and upon (i) the written request of the holders of not less than a majority in aggregate principal amount of Bonds then Outstanding or (ii) the occurrence of an Event of Default under subsection (f) of Section 601 hereof, the Trustee shall immediately, by notice in writing sent to the Issuer and Borrower, declare the principal of and any premium on all Bonds then Outstanding (if not then due and payable) and the interest accrued thereon to be due and payable immediately, and, upon such declaration, such principal and premium, if any, and interest shall become and be immediately due and payable. Interest on the Bonds shall cease to accrue on the date of such declaration. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable and, to the extent it has not already done so and to the extent necessary, shall immediately draw upon the Letter of Credit as provided in clause (iii) of Section 308(e) hereof.

Immediately following any such declaration of acceleration, the Trustee shall, at the expense of the Borrower, mail notice of such declaration by first class mail to each holder of Bonds at his, her or its last address appearing on the Bond Register. Any defect in or failure to give such notice of such declaration shall not affect the validity of such declaration.

SECTION 603. Other Remedies; Rights of Bondholders. Upon the happening and continuance of an Event of Default hereunder the Trustee may, but only with the prior written consent of the Bank (subject to the limitations described in Section 902 hereof), with or without taking action under Section 602 hereof, pursue any available remedy to enforce the performance of or compliance with any other obligation or requirement of this Indenture, the Loan Agreement or the Promissory Note.

Subject to Section 602 hereof and the requirement that the Bank’s consent to the exercise by the Trustee of any such available remedy must be obtained (subject to the limitations described in Section 902 hereof), upon the happening and continuance of an Event of Default, and if requested to do so by the holders of at least a majority in aggregate principal amount of Bonds then Outstanding and the Trustee is indemnified as provided in Section 701 hereof, the Trustee shall exercise such of the rights and powers conferred by this Section 603 and by Section 602 hereof as the Trustee, being advised by Counsel, shall deem most effective to enforce and protect the interests of the Bondholders, except to the extent inconsistent with the interests of the Bondholders and the Bank.

No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing.

No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient by the Trustee.

No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

The Trustee, as the assignee of all right, title and interest, but not the obligations, of the Issuer in and to the Loan Agreement (with the exception of the Unassigned Rights), shall be empowered to enforce each and every right granted to the Issuer under the Loan Agreement (with the exception of the Unassigned Rights).

SECTION 604. Right of Bondholders and Bank to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, and subject to the rights of the Bank to direct proceedings as provided in Sections 602 and 603 hereof, the holders of a majority in aggregate principal amount of Bonds then Outstanding shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture; and provided that the Trustee shall be indemnified to its satisfaction (except for actions required under Section 308(e)(iii) or Section 602 hereof). No Bondholder shall individually, or collectively except through the Trustee, have the right to present a draft to the Bank to collect amounts available under the Letter of Credit.

No Bondholder shall have the right to institute any proceeding for the enforcement of this Indenture unless such Bondholder has given the Trustee and the Borrower written notice of an Event of Default, the holders of a majority in aggregate principal amount of the Bonds then Outstanding shall have requested the Trustee in writing to institute such proceeding, the Trustee shall have been afforded a reasonable opportunity to exercise its powers or to institute such proceeding, and there shall have been offered to the Trustee indemnity and the Trustee shall have thereafter failed or refused to exercise such powers or to institute such proceeding within a reasonable time. Nothing in this Indenture shall affect or impair any right of enforcement conferred on any Bondholder hereof by the Act to enforce (i) the payment of the principal of and premium (if any) and interest on Bonds at and after the maturity thereof, or (ii) the obligation of the Issuer to pay the principal of and premium (if any) and interest on Bonds to such Bondholder at the time, place, from the source and in the manner as provided in this Indenture.

SECTION 605. Discontinuance of Default Proceedings. Prior to the drawing on the Letter of Credit pursuant to clause (iii) of Section 308(e) hereof, in case the Trustee has proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or have been determined adversely, then and in every such case the Issuer, the Bank and the Trustee shall be restored to their former positions and rights hereunder and all rights, remedies and powers of the Trustee and the Bank shall continue as if no such proceedings had been taken subject to the limits of any adverse determination.

SECTION 606. Waiver. To the extent not precluded by the Act and Section 10.5 of the Loan Agreement, the Trustee, with the consent of the owners of a majority in aggregate principal amount of the Outstanding Bonds and with the consent of the Bank (subject to the limitations described in Section 902 hereof), may waive any default or Event of Default hereunder and its consequences and rescind any declaration of acceleration of maturity of principal, and shall do so upon the written request of the Bank; provided, however, that there shall be no such waiver or rescission unless the Purchase Price and all principal, premium, if any, and interest on the Bonds in arrears together with interest thereon (to the extent permitted by law) at the applicable rate of interest borne by the Bonds and all fees and expenses of the Trustee and the Issuer shall have been paid or provided for. The Trustee may not waive any default or Event of Default hereunder unless the amount available to be drawn under the Letter of Credit in respect of the Purchase Price of the Outstanding Bonds (including both principal and interest, if any) and principal, premium (if covered thereby), and interest on the Outstanding Bonds has been reinstated in full and the Trustee has received the written consent of the Bank to such waiver, the written acknowledgment of the Bank of such reinstatement, and in the case of an Event of Default under Section 601(f) hereof, the written notice of rescission by the Bank of the prior written notice and direction of the Bank provided pursuant to such Section 601(f).

SECTION 607. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article VI shall be deposited in the Bond Fund. After payment (out of moneys derived from a source other than the Letter of Credit) of (i) the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or anticipated to be incurred or made by the Trustee, including reasonable attorneys’ fees, and all other current outstanding fees and expenses of the Trustee, and (ii) any sums due to the Issuer under the Loan

Agreement (other than Loan Repayments), such moneys shall be applied in the order set forth below:

(a) To the Bondholders for the payment of the principal, premium, if any, and interest then due and unpaid upon the Bonds, without preference or priority as between principal, premium or interest, installments of interest or Bonds, ratably according to the amounts due respectively for principal, premium and interest to the Persons entitled thereto;

(b) To the Bank to the extent the Bank certifies to the Trustee that the Borrower is indebted to the Bank under the Reimbursement Agreement; and

(c) To the Borrower.

Notwithstanding the foregoing, the Trustee shall apply moneys received under the Letter of Credit only to principal, premium (if covered by the Letter of Credit) and interest on the Bonds (except Pledged Bonds and Borrower Bonds). Subject to Section 602 hereof, whenever moneys are to be applied pursuant to this Section 607, the Trustee shall fix the date of declaration of acceleration (which shall be the earliest practical date, in the sole discretion of the Trustee, for which the requisite notice to the Issuer can be given) upon which such application is to be made and upon such date of declaration interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

ARTICLE VII

THE TRUSTEE AND THE REMARKETING AGENT

SECTION 701. Appointment. The Trustee is hereby appointed and does hereby agree to act in such capacity, and to perform the express duties of the Trustee under this Indenture, but only upon and subject to the following express terms and conditions (and no implied covenants or other obligations shall be read into this Indenture against the Trustee):

(a) The Trustee may execute any of its trusts or powers and perform any of its duties herein by or through attorneys, agents, receivers or employees, and shall be entitled to rely on advice of Counsel and other professionals concerning all matters of such trusts, powers and duties. The Trustee shall not be answerable for the default or misconduct of any attorney, agent, receiver or employee selected by it with reasonable care, and may in all cases pay such Persons reasonable compensation. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with its trusts, powers and duties herein, except only for its gross negligence or willful misconduct.

(b) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of authentication of the Trustee endorsed on the Bonds), or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the Security for the Bonds. Except as otherwise provided in Sections 308(e) and 602 hereof, the Trustee shall have no obligation to perform any of the duties of the Issuer under the Loan Agreement, and the Trustee shall not be liable for any loss suffered in connection with any investment of funds made by it in accordance with Section 407 hereof. The Trustee shall not be responsible for (i) the validity, priority, recording, rerecording, filing or refiling of this Indenture or any supplemental Indenture, (ii) any instrument or document of further assurance or collateral assignment, (iii) any financing statements, amendments hereto or continuation statements, (iv) the validity of the execution by the Issuer of this Indenture, any supplemental Indenture or instruments or documents of further assurance, (v) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, (vi) the value of or title to the Project, or insurance of the Project or collection of insurance moneys, or (vii) the maintenance of the Security hereof. The Trustee shall have no duty or responsibility to examine or review and shall have no liability for the contents of any documents submitted to or delivered to any Bondholder in the nature of a preliminary or final placement memorandum, official statement, offering circular or similar disclosure document.

(c) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder after such Bonds shall have been delivered in accordance with instructions of the Issuer or for the use by the Borrower of the proceeds of the Loan (as defined in the Loan Agreement). The Trustee may become the owner of Bonds with the same rights as any other Bondholder.

(d) The Trustee shall be protected in acting upon opinions of Counsel and upon any notice, request, consent, certificate, order, affidavit, letter, or other paper or document believed in good faith to be genuine and correct and to have been signed or sent by an authorized representative of such Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or consent of any Person who at the time of making such request or giving such consent is the owner of any Bond (such ownership to be established as provided in Section 213 hereof), shall be conclusive and binding upon all future owners or holders of the same Bond and upon Bonds issued in exchange therefor or in place thereof. The Trustee may conclusively rely upon a certificate furnished by the Bank as to amounts owing under the Reimbursement Agreement.

(e) The permissive right of the Trustee to do things enumerated in this Indenture or the Loan Agreement shall not be construed as duties. The Trustee shall only be responsible for the performance of the duties expressly set forth herein and shall not be answerable for other than its gross negligence or willful misconduct in the performance of those express duties.

(f) The Trustee shall not be personally liable for any debts contracted or for damages to Persons or to property injured or damaged, or for salaries or non-fulfillment of contracts, relating to the Project.

(g) The Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers or otherwise hereunder.

(h) Before taking any action hereunder (except for (i) acceleration of the Bonds as required by Section 602 hereof, (ii) for drawing on the Letter of Credit as required by Section 308(e) hereof, (iii) any payments to Bondholders as set forth herein from moneys in the possession of the Trustee, and (iv) any Mandatory Tender of Bonds as set forth in Section 206 hereof), the Trustee may require that satisfactory security or indemnity be furnished to it for the reimbursement of all fees and expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its own gross negligence or willful misconduct by reason of any action so taken.

(i) All moneys received by the Trustee, until used or applied or invested as herein provided, shall be held as special trust funds for the purposes specified in this Indenture and for the benefit and security of the holders of the Bonds and the Bank as herein provided. Such moneys need not be segregated from other funds except to the extent required by law or herein provided, and the Trustee shall not otherwise be under any liability for interest on any moneys received hereunder.

(j) The Trustee shall not be bound to ascertain or inquire as to the performance of the obligations of the Borrower under the Loan Agreement or the Issuer under this Indenture, and shall not be deemed to have, or required to take, notice of a Determination of Taxability or an Event of Default under this Indenture, except (i) in the event the Borrower fails to pay any Loan Repayment when due, (ii) in the event of an insufficient amount in the Bond Fund (or any account therein) to make a principal or interest payment on the Bonds, (iii) upon written notification actually received by the Trustee of the occurrence of a Determination of Taxability from the Borrower, the Issuer or the holder of any Bonds, (iv) upon written notification of a default actually received by the Trustee from the Issuer or the holders of not less than a majority of the principal amount of Outstanding Bonds, or (v) upon written notification actually received by the Trustee from the Bank pursuant to Section 601(f) hereof. In the absence of such notice, the Trustee may conclusively presume there is no Determination of Taxability and no Event of Default except as aforesaid. The Trustee may nevertheless require the Issuer and the Borrower to furnish information regarding performance of their obligations under the Loan Agreement and this Indenture, but is not obligated to do so.

(k) The Trustee may request a certificate from the Borrower that no Act of Bankruptcy has occurred, and the Trustee may conclusively rely upon such certificate as to the matters set forth therein.

(l) The Trustee shall, prior to any Event of Default and after the curing of all Events of Default which may have occurred, perform such duties and only such duties of the Trustee as are specifically set forth in this Indenture and the Loan Agreement. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture and the Loan Agreement and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. The foregoing shall not limit the Trustee’s obligations under Section 308(e)(iii) or Section 602 hereof.

(m) In the event that the Trustee receives direction from Bondholders under any Section of this Indenture which permits Bondholders to direct the actions of the Trustee, the Trustee shall only be required to act pursuant to the direction of the Bondholders which represent the largest percentage in aggregate principal amount of the Outstanding Bonds at the time such direction is issued to the Trustee (the “Majority Direction”). The Trustee may act pursuant to other directions of Bondholders to the extent that such direction is not inconsistent with the Majority Direction. The Trustee shall not be liable for a failure to act upon any direction except the Majority Direction when acting pursuant to this Section 701(m). Nothing in this Section 701(m) shall be construed to modify or amend any Section hereof which requires a minimum number of Bondholders to direct the Trustee to take certain action or requires that indemnity satisfactory to the Trustee be provided before the taking of such action by the Trustee becomes mandatory.

(n) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bank or the Bondholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or exercising any trust or power conferred upon the Trustee, under this Indenture. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that the foregoing shall not relieve the Trustee of its duties to take actions required to be taken under Section 602 and with respect to payments to be made under the Letter of Credit and making payments on the Bonds when due.

(o) Notwithstanding any provision of this Indenture to the contrary, the Trustee shall not be liable or responsible for the accuracy of any calculation or determination which may be required in connection with or for the purpose of complying with Section 148 of the Code, including, without limitation, the calculation of amounts required to be paid to the United States under the provisions of Section 148 of the Code, the maximum amount which may be invested in “nonpurpose obligations” as defined in the Code and the fair market value of any investments made hereunder, and the sole obligation of the Trustee with respect to the investments of funds hereunder shall be to invest the moneys received by the Trustee as provided herein pursuant to the written instructions of the Borrower.

(p) Affiliates of the Trustee may serve as the Remarketing Agent or as the Bank.

(q) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article.

SECTION 702. Fees, Expenses. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, counsel fees and other ordinary expenses reasonably made or incurred by the Trustee in connection with such ordinary services. If it becomes necessary that the Trustee perform extraordinary services (including services performed in connection with the occurrence of a default or an Event of Default hereunder or under the Loan Agreement), it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable extraordinary expenses in connection therewith; provided, that if such extraordinary services or extraordinary expenses are occasioned by the gross negligence or willful misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor.

The Trustee shall also be indemnified by the Borrower as provided in the Loan Agreement. The Trustee recognizes that all fees, charges and other compensations to which it may be entitled under this Indenture are required to be paid by the Borrower under the terms of the Loan Agreement or from funds derived from the Project or from the proceeds of the Bonds. Accordingly, the Trustee agrees that except for moneys that the Issuer may derive from the foregoing (excluding, however, the moneys for the issuance fee, administrative costs, taxes and other public service charges and indemnity under Sections 3.5, 8.6 and 10.4 of the Loan Agreement) the Issuer shall not be liable for any such fees, charges and other compensation to which the Trustee and the Remarketing Agent may be entitled. Payment of all such amounts shall however, be secured by the Security (except the Letter of Credit and any moneys on deposit with the Trustee which are being held in the Bond Fund for the purpose of paying to Bondholders principal, Purchase Price, premium, if any, or interest which has previously become payable with respect to the Bonds) as set forth herein.

As security for the payment of the Trustee’s fees, costs and expenses and for the indemnity provided in this Section 702, the Trustee shall have a first lien on all moneys and property coming into its possession (except for any moneys on deposit with the Trustee which are being held in the Bond Fund for the purpose of paying to the Bondholders principal, Purchase Price, premiums, if any, or interest which has previously become payable with respect to the Bonds).

When the Trustee incurs expenses or renders services after the occurrence of an Act of Bankruptcy with respect to the Issuer or the Borrower, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law.

The Borrower’s payment obligations under this Section 702 and the Loan Agreement shall survive the discharge of this Indenture and the resignation or removal of the Trustee, and shall not be limited by any law affecting the compensation of a trustee of an express trust.

SECTION 703. Intervention in Litigation. In any judicial proceedings to which the Issuer is a party, the Trustee may intervene on behalf of Bondholders, and shall intervene if requested in writing by the holders of at a majority of the aggregate principal amount of Bonds then Outstanding and indemnified as provided in Section 701(h) hereof.

SECTION 704. Resignation; Appointment of Successor Trustee; Successor Trustee Upon Merger, Consolidation or Sale. (a) The Trustee and any successor Trustee may resign only upon giving sixty (60) days’ prior written notice to the Issuer, the Bank, the Borrower and the Bondholders. Such resignation shall take effect only upon the appointment of a successor Trustee as described in Section 704(b) below and the acceptance of such appointment by the successor Trustee. If a successor Trustee is not appointed within 120 days after the Trustee has given notice of its resignation, the Trustee, at the expense of the Borrower, shall have the right to petition a court of competent jurisdiction to appoint a successor Trustee hereunder. Upon appointment of a successor Trustee, the resigning Trustee shall, after payment of its fees, costs and expenses, assign all of its right, title and interest in the Security, and transfer and assign its right, title and interest in the Indenture and the Letter of Credit, pursuant to the terms of the Letter of Credit, to the successor Trustee. The successor Trustee shall meet the requirements of Section 704(b) below and shall accept in writing its duties and responsibilities hereunder and file such acceptance with the Issuer, the Bank and the Borrower.

(b) In case the Trustee shall give notice of resignation or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public office or offices, or of a receiver appointed by a court, a successor may with the prior written consent of the Borrower (to the extent that no “Event of Default” shall have occurred and be continuing under the Loan Agreement) and the Bank, be appointed by the owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their duly authorized attorneys in fact, a copy of which shall be delivered personally or sent by first class mail, postage prepaid, to the Issuer, the retiring Trustee, the successor Trustee, the Borrower, the Bank and the Remarketing Agent. Pending such appointment by the Bondholders, the Issuer may, with the consent of the Borrower (to the extent that no “Event of Default” shall have occurred and be continuing under the Loan Agreement) and the Bank, appoint a successor Trustee, by an instrument in writing signed by an authorized officer of the Issuer, a copy of which shall be delivered personally or sent by first class mail, postage prepaid, to the retiring Trustee, the successor Trustee, the Borrower, the Bank and the Remarketing Agent. If the Registered Owners and the Issuer fail to so appoint a successor Trustee, hereunder within forty-five (45) days after the Trustee has given notice of its resignation, has been removed, has been dissolved, has otherwise become incapable of acting hereunder or has been taken under control by a public officer or receiver, the Trustee shall have the right to petition a court of competent jurisdiction to appoint a successor hereunder. Every such Trustee appointed pursuant to the provisions of this Section 704 shall (i) be a trust company or bank organized and in good standing under the laws of Mississippi or any state or the District of Columbia or be a national banking association organized under the laws of the United States (in either case, having trust powers), and (ii) have a combined capital and surplus of not less than $50,000,000 as set forth in its most recent published annual report of condition.

(c) Notwithstanding any of the provisions of this Article VII to the contrary concerning the resignation or removal of the Trustee or the appointment of a successor Trustee, so long as a Letter of Credit is supporting the payment of the Bonds, no such resignation, removal or appointment shall be effective until the Bank shall have issued and delivered to the successor Trustee (i) a substitute Letter of Credit in substantially the same form as the existing Letter of Credit, but in favor of the successor Trustee, whereupon the retiring Trustee shall simultaneously return the Letter of Credit then held by it to the Bank for cancellation, or (ii) an amendment to the existing Letter of Credit, evidencing transfer thereof in all respects to the successor Trustee, to the extent permitted by law and by the terms of the Letter of Credit.

(d) Any company, bank, trust company or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any company, bank, trust company or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, provided such company shall be eligible under Section 704(b) hereof, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

SECTION 705. Removal of Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing (a) delivered to the Trustee, the Bank, the Issuer and the Borrower and signed by the owners of a majority in aggregate principal amount of Bonds then Outstanding, or (b) delivered to the Trustee and the Issuer and signed by the Borrower and consented to by the Bank; which consent shall not be unreasonably withheld, provided that if an Event of Default has occurred and is continuing hereunder, the Trustee may not be removed without the consent of the holders of a majority in aggregate principal amount of the Bonds then Outstanding. No removal of the Trustee and no appointment of a successor Trustee shall become effective until the successor Trustee has accepted its appointment in the manner provided in Section 704 hereof. Upon such removal and the payment of its fees, costs and expenses, the Trustee shall assign to the successor Trustee all of its right, title and interest in the Security in the same manner as provided in Section 704 hereof, and transfer and assign its right, title and interest in the Letter of Credit pursuant to the terms of the Letter of Credit.

SECTION 706. Instruments of Bondholders. Any instrument required by this Indenture to be executed by Bondholders may be in any number of writings of similar tenor and may be executed by Bondholders in person or by an agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent shall be sufficient for any of the purposes of this Indenture if it is established by a certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof. Proof of the ownership of Bonds shall be established by the ownership records noted in the Bond Register.

The Trustee may rely on such an instrument of Bondholders unless and until the Trustee receives notice in the form specified above that the original such instrument is no longer trustworthy. In the event that the Trustee receives conflicting directions from two groups of Bondholders, each with combined holdings of not less than twenty-five percent (25%) of the principal amount of Outstanding Bonds, the Majority Direction shall be controlling and the Trustee shall follow such Majority Direction as required in this Indenture.

SECTION 707. Power to Appoint Co-Trustees. At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Project is located, the Issuer and the Trustee, with the written consent of the Bank and the Borrower, may appoint, and, upon the request of the Trustee or of the holders of not less than a majority of the aggregate principal amount of the Bonds then Outstanding, the Issuer shall, with the written consent of the Bank and the Borrower, join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee or co-trustees, jointly with the Trustee of all or any part of the Project, or to act as separate trustee or separate co-trustees of all or any part of the Project, and to vest in such Person or Persons, in such capacity, such title to the Project or any part thereof, and such rights, powers, duties, trusts or obligations as the Issuer and the Trustee may consider necessary or desirable, subject to the provisions of this Section 707.

The Bank shall not be required to honor a draft on the Letter of Credit from a co-trustee unless the Trustee has transferred and assigned to such co-trustee its right, title and interest in the Letter of Credit in accordance with the terms of the Letter of Credit.

If the Issuer has not joined in such appointment within thirty (30) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have the power to make such appointment.

The Issuer shall execute, acknowledge and deliver all such instruments as may be required by any such co-trustee or separate trustee for more fully confirming such title, rights, powers, trusts, duties and obligations to such co-trustee or separate trustee.

Every co-trustee or separate trustee shall, to the extent permitted by law or any applicable contract, be appointed subject to the following terms, namely:

(a) This Indenture shall become effective once the Bonds are authenticated and delivered, and thereupon the Trustee shall have all rights, powers, trusts, duties and obligations by this Indenture conferred upon the Trustee in respect of the custody, control or management of moneys, papers, securities and other personal property.

(b) All rights, powers, trusts, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and such co-trustee or co-trustees, or separate trustee or separate trustees, as shall be provided in the instrument appointing such co-trustee or co-trustees or separate trustee or separate trustees, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees.

(c) Any request in writing by the Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee.

(d) Any co-trustee or separate trustee to the extent permitted by law may delegate to the Trustee the exercise of any right, power, trust, duty or obligation, discretionary or otherwise.

(e) The Trustee at any time, by an instrument in writing, with the concurrence of the Issuer evidenced by a resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 707. If an Event of Default has occurred and is continuing, the Trustee may accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 707.

(f) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

(g) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing executed by any Bondholder and delivered to the Trustee shall be deemed to have been delivered to each such co-trustee or separate trustee.

(h) Any moneys, papers, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Trustee.

Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it shall be vested with the security interest in the Security and with such rights, powers, duties, trusts or obligations, as shall be specified in the instrument of appointment jointly with the Trustee (except insofar as local law makes it necessary for any such co-trustee or separate trustee to act alone) subject to all the terms of this Indenture. Every such acceptance shall be filed with the Trustee.

In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the security interest in the Security and all rights, powers, trusts, duties and obligations of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee unless and until a successor co-trustee or separate trustee shall be appointed in the same manner as provided for with respect to the appointment of a successor Trustee pursuant to Section 704 hereof.

SECTION 708. Recordation and Other Instruments. In order to perfect the security interest of the Trustee and to perfect the security interest in the Note, the Issuer, to the extent permitted by law, will execute such security agreements or financing statements, naming the Trustee as assignee and pledgee of the Bonds assigned and pledged under this Indenture for the payment of the principal of, premium, if any, and interest on the Bonds and as otherwise provided herein, and the Borrower will cause the same to be duly filed and recorded, as the case may be, in the appropriate state and county offices as required by the provisions of the Uniform Commercial Code or other similar law as adopted in the State, as from time to time amended. To continue the security interest evidenced by such security agreements or financing statements, the Borrower, at its own expense, shall prepare and deliver to the Trustee, and the Trustee, at the Borrower’s expense, shall file and record or cause to be filed and recorded such necessary continuation statements or supplements thereto and other instruments from time to time as may be required pursuant to the provisions of the said Uniform Commercial Code or other similar law to fully preserve and protect the security interest of the Trustee in the Bonds and to perfect the security interest in the Note. The Issuer, to the extent permitted by law, at the expense of the Borrower, shall execute and cause to be executed any and all further instruments as shall be reasonably required by the Trustee or the Bank for such protection and perfection of the interests of the Trustee, the registered owners and the Bank, and the Borrower shall file and refile or cause to be filed and refiled such instruments which shall be necessary to preserve and perfect the lien of this Indenture upon the Bonds until the principal of, premium, if any, and interest on the Bonds issued hereunder shall have been paid or provision for their payment shall be made as herein provided.

SECTION 709. Remarketing Agent. At the request of the Borrower, J.P. Morgan Securities Inc., is hereby appointed as the initial Remarketing Agent. The Borrower, with the consent of the Bank, which consent shall not be unreasonably withheld, shall appoint any successor Remarketing Agent for the Bonds, subject to the conditions set forth in Section 710 hereof. Any Remarketing Agent shall designate to the Issuer and the Trustee its principal office for purposes hereof, which shall be the office of such Remarketing Agent at which all notices and other communications in connection herewith may be delivered to it. The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Borrower, the Trustee and the Bank, under which such Remarketing Agent will agree particularly to (i) perform its obligations under Section 203 hereof with respect to the determination of the Variable Rate and the Fixed Rate, (ii) perform its obligations under Section 207 hereof with respect to any Bond delivered or deemed to have been delivered to the Trustee as tender agent for purchase pursuant to Section 205 or 206 hereof, and (iii) keep books and records with respect to all its activities hereunder available for inspection by the Issuer, the Trustee, the Borrower and the Bank at all reasonable times.

SECTION 710. Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a bank, trust company or member of the National Association of Securities Dealers, Inc. organized and doing business under the laws of the United States of America or any state or the District of Columbia, shall have a combined capital stock, surplus and undivided profits of at least $15,000,000 as set forth in its most recent published annual report and shall be authorized by law to perform all the duties imposed upon the Remarketing Agent by this Indenture and the Remarketing Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days’ notice to the Issuer, the Borrower, the Trustee and the Bank. The Remarketing Agent may be removed at any time, without cause, upon at least thirty (30) days’ written notice to the Remarketing Agent, at the direction of the Borrower, by an instrument signed by the Borrower and filed with the Remarketing Agent, the Trustee, the Issuer and the Bank. In no event shall the resignation or removal of the Remarketing Agent be effective until a qualified successor has accepted appointment as such. Each successor Remarketing Agent shall be an institution rated at least “Baa3” or “P-3” by Moody’s Investors Service, Inc. (or Moody’s Investors Service, Inc. shall have provided written evidence that the appointment of such successor Remarketing Agent would not result in a reduction or withdrawal of the rating currently applicable to the Bonds if the Bonds are then rated by Moody’s Investors Service, Inc., and at least “BBB-” or “A-3” by Standard & Poor’s Ratings Group (or Standard & Poor’s Ratings Group shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to Standard & Poor’s Ratings Group) if the Bonds are then rated by Standard & Poor’s Ratings Group, and authorized by law to perform all the duties imposed upon it by this Indenture.

In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor. Upon the resignation or removal of the Remarketing Agent, the Borrower, with the written consent of the Bank, which consent shall not be unreasonably withheld, shall appoint a successor Remarketing Agent. The Bank may appoint a successor Remarketing Agent if the Borrower fails to do so within thirty (30) days after the resignation or removal of the prior Remarketing Agent.

SECTION 711. Trustee as Custodian of the Funds, Bond Registrar, Paying Agent and Tender Agent. The Trustee shall be custodian of the funds, bond registrar and paying agent for principal of and premium (if any) and interest on the Bonds. The Trustee shall be tender agent for the Bonds as provided in Article II hereof. The Trustee hereby agrees that in performing its duties as tender agent referred to in Article II hereof that it is acting as the agent and representative of the Borrower and the Bondholders and not as the agent or representative of the Issuer. In performing its duties under the Pledge Agreement, its duties as tender agent, custodian of the funds, and its duties as bond registrar and paying agent for the Bonds, J.P. Morgan Trust Company, National Association shall be afforded the same rights, discretions, privileges and immunities as the Trustee, and the tender agent, custodian of the funds, bond registrar and paying agent may resign and/or be removed in the same manner as is provided herein for the resignation and/or removal of the Trustee.

SECTION 712. Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Bank, the Trustee and the Remarketing Agent and in any other combination of such capacities, to the extent not prohibited by law.

SECTION 713. Representations, Warranties and Covenants of the Trustee. All federal, state and local governmental, public, and regulatory authority approvals, consents, notices, authorizations, registrations, licenses, exemptions, and filings that are required to have been obtained or made by the Trustee with respect to the authorization, execution, delivery, and performance by, or the enforcement against or by, Trustee of the Indenture have been obtained and are in full force and effect and all conditions of such approvals, consents, notices, authorizations, registrations, licenses, exemptions, and filings have been fully complied with.

The Trustee is not (i) required to qualify or obtain any certificate of authority to do business in the State of Mississippi or (ii) subject to any filing requirement to pay any fees or taxes required of foreign entities doing business in the State of Mississippi, in either case solely as a result of executing, delivering, or performing the Indenture.

The Trustee has a combined capital and surplus of at least $50,000,000 or, alternatively, a liability policy having the type of coverage and in an amount acceptable to the and the Borrower. The Trustee has an administrative group of at least four (4) experienced trust officers, with primary responsibility for municipal bond issues. The Trustee administers at least twenty-five (25) municipal bond indentures aggregating at least $25,000,000 under its administration.

ARTICLE VIII

AMENDMENTS, SUPPLEMENTAL INDENTURES

SECTION 801. Supplemental Indentures. The Issuer and the Trustee, with the written consent of the Bank but without the consent of or notice to any Bondholders, may enter into an indenture or indentures supplemental to this Indenture and not inconsistent herewith for one (1) or more of the following purposes:

(a) To cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which do not adversely affect the interest of the Bondholders or the Bank;

(b) To grant to or confer upon the Trustee for the benefit of the Bondholders or the Bank any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

(c) To grant or pledge to the Trustee for the benefit of the Bondholders and the Bank any additional security other than that granted or pledged under this Indenture;

(d) To modify, amend or supplement this Indenture or any supplemental indenture in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939 or any similar federal statute then in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States;

(e) To appoint a successor Trustee, separate trustees or co-trustees in the manner provided in Article VII hereof;

(f) To make any change necessary to secure from a Rating Agency a rating on the Bonds equal to the rating on the unsecured indebtedness of the Bank other than a change requiring consent of the holders of all Bonds then outstanding; and

(g) To make any other change which, in the judgment of the Trustee, is not materially adverse to the Trustee or the Bondholders.

When requested by the Issuer or the Borrower, and upon receipt of an opinion of Bond Counsel to the effect that all conditions precedent under this Indenture have been met, the Trustee shall join the Issuer in the execution of any such supplemental indenture. A copy of all such supplemental indentures shall be promptly furnished to the Bank and the Borrower.

SECTION 802. Amendments to Indenture; Consent of Bondholders, the Bank and the Borrower. Exclusive of supplemental indentures covered by Section 801 hereof and subject to the terms and provisions contained in this Section 802, and not otherwise, the holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding and affected by such indenture or indentures supplemental hereto, with the written consent of the Bank, shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and direct the execution by the Trustee of such other indenture or indentures supplemental hereto as shall be consented to by the Issuer, which consent shall not be unreasonably withheld, for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Article VIII shall permit, or be construed as permitting (a) without the consent of the holders of all Bonds then outstanding (i) an extension of the maturity of the principal of, or the mandatory redemption date of, or interest on, any Bond, or (ii) a reduction in the principal amount of, or the premium or the rate of interest on, any Bond, (iii) a preference or priority of any Bond or Bonds over any other Bond or Bonds, (iv) the creation of a lien prior to the lien of this Indenture, (v) a reduction in the aggregate principal amount of the Bonds required for consent to any supplemental indenture, or (vi) a modification or change which impairs the ability of a Bondholder to tender Bonds for purchase pursuant to Section 205 hereof or (b) a modification or change in the duties of the Trustee hereunder without the consent of the Trustee. The giving of notice to and consent of the Bondholders to any such proposed supplemental indenture shall be obtained pursuant to Section 806 hereof.

Anything herein to the contrary notwithstanding, a supplemental indenture, amendment or other document described under this Article VIII which affects any rights or obligations of the Borrower shall not become effective unless and until the Borrower consents to the execution of such supplemental indenture, amendment or other document.

Copies of any such supplemental indentures shall be filed with the Borrower and the Bank.

SECTION 803. Amendments to Loan Agreement Not Requiring Consent of Bondholders. The Issuer may with the written consent of the Bank and the Trustee but without the consent of or notice to any of the Bondholders, enter into or permit any amendment of the Loan Agreement acceptable to the Borrower as may be required (i) to cure any ambiguity or formal defect or omission which shall not adversely affect the interest of the Bondholders; (ii) to grant or pledge to the Issuer or Trustee, for the benefit of the Bondholders or the Bank, any additional security; or (iii) in connection with any other change therein which, in the judgment of the Trustee, is not materially adverse to the Trustee or the Bondholders.

Copies of any such amendments to the Loan Agreement shall be filed with the Trustee and the Bank.

SECTION 804. Amendments to Loan Agreement Requiring Consent of Bondholders and the Bank. Except as provided in Section 803 hereof, the Issuer shall not enter into, and the Trustee shall not consent to, any other modification or amendment of the Loan Agreement, nor shall any such modification or amendment become effective, without the written consent of the Bank and the consent of the holders of not less than a majority of the aggregate principal amount of the Bonds at the time Outstanding, such consent to be obtained in accordance with Section 806 hereof. No such amendment may, without the consent of the holders of all the Outstanding Bonds, reduce the amounts or delay the times of payment of Loan Repayments under the Loan Agreement.

Copies of any such amendments to the Loan Agreement shall be filed with the Trustee and the Bank.

SECTION 805. Amendments, Changes and Modifications to the Letter of Credit and the Promissory Note. Except for Letter of Credit substitutions permitted under Section 308 hereof, subsequent to the initial issuance of Bonds and prior to payment of the Bonds in full (or provision for the payment thereof having been made in accordance with the provisions of this Indenture), the Letter of Credit may not be amended, changed or modified without the prior written consent of the Trustee; provided, that the Stated Expiration Date of the Letter of Credit may be extended without the consent of the Trustee. The Trustee may, without the consent of the owners of the Bonds, consent to any amendment of the Letter of Credit as may be required (a) for purposes of curing any ambiguity, formal defect or omission or for purposes of making any other change which, in the Trustee’s judgment, does not prejudice in any material respect the interests of the Bondholders and (b) pursuant to Section 308 hereof as a result of a conversion of the Bonds to a Fixed Rate. Except for such amendments, the Letter of Credit may be amended only with the consent of the Issuer, the Trustee and the owners of a majority in aggregate principal amount of Outstanding Bonds, except that no such amendment may be made which would reduce the amounts required to be paid thereunder, extend the time for payment of such amounts or accelerate the Stated Expiration Date of the Letter of Credit without the written consent of the owners of all Outstanding Bonds.

The Trustee may, with the consent of the Borrower and the Bank but without the consent of the owners of the Bonds, consent to any amendment of the Promissory Note as may be required for purposes of curing any ambiguity, formal defect or omission or in connection with any other change therein which, in the Trustee’s judgment, acting in reliance upon an opinion of Counsel, does not prejudice in any material respects the interests of the Bondholders. Except for such amendments, the Promissory Note may be amended only with the consent of the Borrower, the Issuer, the Trustee, the Bank and the owners of a majority in aggregate principal amount of Outstanding Bonds, except that no such amendment may be made which would reduce the amounts required to be paid or the time for payment of such amounts under the Promissory Note without the written consent of the owners of all the Outstanding Bonds.

Copies of any such amendments, changes or modifications to the Promissory Note shall be filed with the Trustee and the Bank.

SECTION 806. Notice to and Consent of Bondholders. If consent of the Bondholders is required under the terms of this Indenture for the amendment of this Indenture, the Loan Agreement, the Letter of Credit or the Promissory Note for any other similar purpose, the Trustee shall cause notice of the proposed execution of the amendment or supplemental indenture to be given by first class mail to the last known holders of the Outstanding Bonds then shown on the Bond Register. Such notice shall briefly set forth the nature of the proposed amendment, supplemental indenture or other action and shall state that copies of any such amendment, supplemental indenture or other document are on file at the principal corporate trust office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the mailing of such notice, the holders of a majority or all, as the case may be, of the principal amount of the Bonds Outstanding by instruments filed with the Trustee shall have consented to the amendment, supplemental indenture or other proposed action, then the Trustee may execute such amendment, supplemental indenture or other document or take such proposed action and the consent of the Bondholders shall thereby be conclusively presumed.

SECTION 807. Waivers. The Trustee shall not waive on its own behalf or on behalf of the Issuer any obligation of the Borrower under the Loan Agreement without the prior written consent of the Bank and the Trustee shall do so if directed by the Bank.

ARTICLE IX

MISCELLANEOUS

SECTION 901. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Bondholders, the Bank and the Borrower any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions herein being intended to be and being for the sole and exclusive benefit of the parties hereto, the Bondholders, the Bank and the Borrower as herein provided.

SECTION 902. Rights of the Bank. So long as the Bank has not dishonored, which dishonor has not been cured, a proper drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Letter of Credit) under the Letter of Credit, the Bank shall be deemed the owner of 100% of the Bonds secured by the Letter of Credit for the purposes of any action, notice, direction or consent permitted to be taken by the owners of such Bonds. Provided, all rights of the Bank under this Indenture to consent to certain extensions, remedies, waivers, actions and amendments hereunder shall cease and become null and void (i) for so long as the Bank wrongfully dishonors any draft presented in strict conformity with the requirements of the Letter of Credit and until it has honored a subsequent draft, if any, thereunder or (ii) if the Letter of Credit is no longer in effect and all of the Borrower’s obligations to the Bank pursuant to the Reimbursement Agreement have been paid.

SECTION 903. Severability. If any provision of this Indenture is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other part or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

The invalidity of any one or more phrases, sentences, clauses or Sections of this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

SECTION 904. Notices. Except as otherwise specifically provided for herein, all notices required to be given hereunder or under the Loan Agreement shall be in writing. Except as otherwise provided herein, it shall be sufficient service or giving of any notice, request, complaint, demand or other paper required by this Indenture to be given to or filed with the Issuer, the Trustee, the Bank, the Remarketing Agent, or the Borrower if the same shall be duly deposited in the United States mail and sent by first-class mail, postage pre-paid, or delivered, in each case to the parties at the addresses set forth below or as a party may designate by notice to the other parties:

If to the Issuer:	Mississippi Business Finance Corporation 735 Riverside Drive Jackson, Mississippi 39202 Attention: Executive Director Tel: 601/355-6232 Fax: 601/355-3888
If to the Borrower:	Trex Company, Inc. 160 ExeterDrive Winchester, Virginia 22603-8605 Attention: Senior Vice President and Chief Financial Officer Tel: 540/542-6939 Fax: 540/542-6889
If to the Trustee’s Administrative Trust Office:	J.P. Morgan Trust Company, National Association 1650 Market Street Suite 4700 Philadelphia, Pennsylvania 19103 Attention: Institutional Trust Services Tel: 215/640-3414 Fax: 215/640-3430

If to the Trustee’s Payment Trust Office:	J.P. Morgan Trust Company, National Association c/o JPMorgan Chase Bank, N.A. 2001 Bryan Street Dallas, Texas 75201 Tel: 800-275-2048
If to the Bank:	JPMorgan Chase Bank, N.A. 277 Park Avenue, 22nd floor New York, New York 10172 Attention: Sandra BVW Braun, Vice President Tel: 212-622-3622 Fax: 646-534-0692
If to the Remarketing Agent:	J.P. Morgan Securities Inc. 1 Bank One Plaza Mail Suite IL1-0463 Chicago, Illinois 60670 Attention: Municipal Bond Dept/Short Term Trading Tel: 312/732-3868 Fax: 312/732-1033

SECTION 905. Additional Notices to Rating Agencies. The Trustee hereby agrees that if at any time (a) there is a change in the Trustee, the Remarketing Agent, or the Bank; (b) there are any modifications, supplements or amendments to the Indenture, Loan Agreement, Pledge Agreement or Letter of Credit of which the Trustee has notice; (c) the Letter of Credit expires, is terminated, is extended or is substituted; (d) the Trustee receives payment in full of all of the Bonds; or (e) the interest rate on the Bonds is converted to the Fixed Rate, then, in each case, the Trustee shall promptly give notice of any such event to each Rating Agency then maintaining a rating on the Bonds, which notice in the case of an event described in clause (b) above shall include a copy of any such amendment, modification or supplement.

SECTION 906. Payments Due on Non-Business Days. In any case where the date of maturity of interest on or premium, if any, or principal of the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of such interest, premium or principal need not be made on such date but shall be made on the next succeeding Business

Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of such payment on the next succeeding Business Day, no interest shall accrue for the period from and after such date.

SECTION 907. Interest Computation. The interest on the Bonds shall be computed on the basis of a 365/366-day year, as the case may be, on actual days elapsed prior to the Conversion Date and a 360-day year comprised of twelve 30-day months thereafter.

SECTION 908. Fees, Charges and Expenses of the Issuer. The Issuer shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably made or incurred by the Issuer in connection with such services and in connection with entering into this Indenture, including any such fees and expenses incurred in connection with action taken hereunder.

The Issuer shall not be obligated to execute any documents or take any other action under or pursuant to this Indenture, the Agreement, the Promissory Note or any other document in connection with the Bonds unless and until provision for the payment of expenses of the Issuer shall have been made. Provisions for expenses shall be deemed to have been made upon arrangement reasonably satisfactory to the Issuer for the provision of expenses being agreed upon by the Issuer and the party requesting such execution.

SECTION 909. Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

SECTION 910. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

SECTION 911. Governing Law. This Indenture shall be governed by and interpreted in accordance with the laws of the State, without regard to conflict of law principles.

SECTION 912. Execution in Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Issuer has executed this Indenture by one of its members or authorized officers and the Trustee has caused this Indenture to be executed in its name by its duly authorized officer, all as of the day and year first above written.

MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly organized and existing under the laws of the State of Mississippi

By:	/s/ Bill Barry
Its:	Executive Director

(SEAL) ATTEST:

By:	/s/ Vernon Smith
Its:	Secretary

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Marvin S. Kierstead
Its:	Vice President

EXHIBIT A

FORM OF VARIABLE RATE SERIES 2004 BOND

R-_

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA

STATE OF MISSISSIPPI

$25,000,000

MISSISSIPPI BUSINESS FINANCE CORPORATION

VARIABLE RATE DEMAND ENVIRONMENTAL IMPROVEMENT REVENUE BOND

(TREX COMPANY, INC. PROJECT),

SERIES 2004

INTEREST RATE	MATURITY DATE	DATE OF ORIGINAL ISSUE	CUSIP
Variable	December 1, 2029	__________, 2004	____________

Registered Owner:     CEDE & CO.

Principal Amount:     Twenty-five Million and 00/100 Dollars ($25,000,000)

THIS BOND AND THE OBLIGATION TO PAY INTEREST HEREON AND REDEMPTION PREMIUMS WITH RESPECT HERETO ARE SPECIAL, LIMITED OBLIGATIONS OF THE ISSUER, SECURED AS AFORESAID AND PAYABLE SOLELY OUT OF THE REVENUES AND INCOME DERIVED FROM THE LOAN AGREEMENT AND THE NOTE AND AS OTHERWISE PROVIDED IN THE INDENTURE OR BOND RESOLUTION AND LOAN AGREEMENT. UNDER NO CIRCUMSTANCES SHALL THIS BOND CONSTITUTE AN INDEBTEDNESS OR OBLIGATION OF THE STATE OF MISSISSIPPI WITHIN THE PURVIEW OF ANY CONSTITUTIONAL LIMITATION OR PROVISION. NO OWNER OF THIS BOND SHALL HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE STATE OF MISSISSIPPI TO PAY ANY

PRINCIPAL INSTALLMENT OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THE ISSUER HAS NO POWER TO LEVY TAXES FOR ANY PURPOSE WHATSOEVER.

FOR VALUE RECEIVED, the Mississippi Business Finance Corporation, a public corporation duly organized and existing under the laws of the State of Mississippi (the “Issuer”) hereby promises to pay to the Registered Owner specified above, or registered assigns, upon surrender hereof, at the payment trust office or other designated office of the Trustee named below, on the Maturity Date specified above, unless redeemed prior thereto, the Principal Amount specified above, together with interest thereon at the rates determined as set forth herein from the date hereof or such later date to which interest has been paid, but only from the sources and in the manner hereinafter provided on each Interest Payment Date (as hereinafter defined) until the principal hereof is paid or duly provided for upon redemption or maturity. Payment of the principal of, premium, if any, and interest on this Bond shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. Unless other arrangements are made pursuant to Section 202 of the Indenture (as defined herein), interest is payable by check or draft of the Trustee mailed, when due, to the registered holder hereof at the close of business on the Record Date (as hereinafter defined) immediately preceding any Interest Payment Date at the address of such holder as it appears on the Bond registration books of the Issuer maintained by the Trustee (the “Bond Register”).

Interest on this Bond shall be computed on the basis of a 365/366-day year, as the case may be, on actual days elapsed prior to the Conversion Date (as hereinafter defined) and a 360-day year consisting of twelve (12) months of thirty (30) days each thereafter.

This Bond is one of a series of Variable Rate Demand Environmental Improvement Revenue Bonds (Trex Company, Inc. Project), Series 2004 (the “Bonds”) of the Issuer in the aggregate principal amount of $25,000,000 issued under Section 57-10-401 et seq., Mississippi Code of 1972, as amended (the “Act”). The proceeds of the Bonds are being loaned to Trex Company, Inc., a Delaware corporation (the “Borrower”), in accordance with the Loan Agreement between the Issuer and the Borrower dated as of December 1, 2004 (the “Loan Agreement”) for the purpose of financing all or a portion of the costs of (i) the acquisition, construction and equipping of solid waste disposal facilities in the City of Olive Branch, DeSoto County, Mississippi to be used by the Borrower in connection with the manufacture of non-wood decking, railing and fencing products (the “Project”), and (ii) to pay a portion of the costs of the issuance of the Bonds.

The Bonds are issued pursuant to and in full compliance with the Act and pursuant to a resolution of the Issuer adopted on November 17, 2004 (the “Resolution”) and a Trust Indenture (the “Indenture”) dated as of December 1, 2004, between the Issuer and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Bonds and interest due thereon shall not be a general obligation, a debt or a liability of the Issuer or an obligation, debt or liability of the State of Mississippi and do not constitute or give rise to any pecuniary liability or charge against the general credit of the Issuer or the credit or taxing power of the State of Mississippi, but shall be special, limited obligations of the Issuer payable solely from and secured by the “Security,” including the moneys available to be drawn by the Trustee under a certain letter of credit (the “Letter of Credit,” and together with any Alternate Letter of Credit (as defined in the Indenture) delivered to and accepted by the Trustee in accordance with the Loan Agreement, the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. (together with the issuer of any alternate or replacement letter of credit delivered to and accepted by the Trustee in accordance with the Indenture, the “Bank”), all as defined in and subject to limitations set forth in the Indenture, for the equal and ratable benefit of the holders, from time to time, of the Bonds (the “Bondholders”), except as otherwise provided in the Indenture. The Issuer has no taxing power. Reference is hereby made to the Indenture for a description of the nature and extent of the Security, and to the Letter of Credit for the terms thereof. The Letter of Credit is being issued pursuant to the terms of a Reimbursement Agreement (together with any other agreement pursuant to which a Letter of Credit is issued, the “Reimbursement Agreement”) dated as of December 1, 2004, between the Bank and the Borrower.

The Bonds are issuable as fully registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof (the “Authorized Denominations”). This Bond, upon surrender hereof at the payment trust office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the registered holder hereof or his attorney duly authorized in writing, may, at the option of the registered holder hereof, be exchanged for an equal aggregate principal amount of Bonds of any other Authorized Denomination. This Bond is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the Bond Register and only upon surrender of this Bond for transfer to the Trustee duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing. Thereupon, one (1) or more new Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

Any service charge made by the Trustee for any such registration, transfer or exchange hereinbefore referred to shall be paid by the Borrower. The Trustee or the Issuer may require payment by the Bondholder of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Neither the Issuer nor the Trustee shall make any such exchange or registration of transfer of any Bond after notice calling such Bond for redemption or partial redemption has been given and prior to such redemption unless the holder delivers to the Trustee a written statement acknowledging that such Bond has been called for redemption and the date of such redemption.

The Issuer, the Borrower, the Trustee and any other agent of the Issuer may treat the person in whose name this Bond is registered on the Bond Register as the absolute owner hereof for all purposes, except that payment of or on account of either principal, premium, if any, or interest shall be made only to or upon the order of the holder of record as of the Record Date or its duly authorized attorney, but such registration may be changed as provided in the Indenture. Neither the Issuer, the Borrower, the Trustee nor any other such agent shall be affected by notice to the contrary.

Interest Rates on the Bonds

(a) Interest on the Bonds will be payable at the Variable Rate (as hereinafter defined) from the Date of Original Issue until the earlier of the date on which the interest on the Bonds is converted to the Fixed Rate (the “Conversion Date”) or the date of payment in full of the Bonds (the “Variable Rate Period”). During the Variable Rate Period, the Variable Rate shall be determined by J.P. Morgan Securities Inc., as Remarketing Agent under the Indenture (together with any successor Remarketing Agent under the Indenture, the “Remarketing Agent”), by 4:30 p.m. New York City time on each Wednesday (or the immediately preceding Business Day if such Wednesday is not a Business Day) and shall be the minimum rate necessary (as determined by the Remarketing Agent based on the examination of tax-exempt obligations comparable to the Tax-Exempt Bonds known to the Remarketing Agent to have been priced or traded under then-prevailing market conditions) for the Remarketing Agent to sell the Bonds on the effective date of such Variable Rate at their principal amount (without regard to accrued interest). The first Variable Rate shall apply to the period beginning on the Issue Date and ending on the next Wednesday. Thereafter, each Variable Rate shall apply to the period beginning on the Thursday of the week in which such Variable Rate is set and ending on the following Wednesday, or if earlier, ending on the Conversion Date. Notwithstanding the foregoing, the Variable Rate shall not exceed the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law. If no Remarketing Agent shall be serving under the Indenture, or if for any reason the Remarketing Agent has not determined the Variable Rate on a Wednesday (or the immediately preceding Business Day if such Wednesday is not a Business Day), the Variable Rate for the Tax-Exempt Bonds shall be equal to the Municipal Swap Index; provided that if such index is no longer provided by Municipal Market Data, Inc. or its successor, the rate shall be equal to the J.J. Kenny Index or if such index is not available, such other index (or percentage of an index) deemed appropriate for tax-exempt securities of the nature of the Tax-Exempt Bonds as the Remarketing Agent may have previously selected, or, if no rate or index is provided, the new rate shall be the same as the rate for the preceding week. The Trustee shall promptly notify the Bondholders by first class mail of any change in the interest rate determination method.

(b) The Bonds shall bear interest at the Fixed Rate (as hereinafter defined) from and including the Conversion Date until the payment in full of the Bonds (the “Fixed Rate Period”). The Fixed Rate for the Bonds shall be determined by the Remarketing Agent on a date which is not more than twenty (20) Business Days nor less than five (5) Business Days prior to the Conversion Date (the “Fixed Rate Determination Date”) and shall be the rate determined by the Remarketing Agent on the Fixed Rate Determination Date to be the rate which, if borne by the Bonds would, in the judgment of the Remarketing Agent having due regard to prevailing market conditions for tax-exempt revenue bonds or other tax-exempt securities comparable to the Tax-Exempt Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to remarket the Bonds or portion thereof tendered (or deemed to have been tendered) for purchase at a price of par (exclusive of accrued interest, if any) on the Fixed Rate Determination Date; provided, however, that the Fixed Rate shall not exceed the maximum rate permitted by applicable law. If for any reason the Remarketing Agent fails to determine the Fixed Rate by the close of business on the fifth (5th) Business Day preceding the

Proposed Conversion Date, the Bonds shall continue to bear interest at the Variable Rate determined in accordance with the Indenture.

(c) The determination of the Variable Rate or the Fixed Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Borrower, the Trustee, the Remarketing Agent and the Bondholders.

(d) In determining the interest rate that the Bonds shall bear as provided herein, neither the Remarketing Agent nor the Trustee shall have any liability to the Issuer, the Borrower, the Trustee or any Bondholder except for its gross negligence or willful misconduct.

As used herein, “Business Day” means any day other than (i) a Saturday, (ii) a Sunday, (iii) a day on which banking institutions in the city in which the administrative trust office or the payment trust office of the Trustee (or its bond registrar, paying agent or tender agent offices) is located or the principal office of the Remarketing Agent is located or the office of the Bank at which action is to be taken to realize moneys under the Letter of Credit are required or authorized by law or executive order to be closed, or (iv) a day on which the New York Stock Exchange is closed.

As used herein, “Interest Payment Date” means, (i) during the Variable Rate Period, the first Business Day of each month, commencing                     , (ii) the Conversion Date and (iii) following the Conversion Date, each June 1 and December 1.

As used herein, “Record Date” means with respect to each Interest Payment Date (i) on and prior to the Conversion Date, the Trustee’s close of business on the Business Day next preceding such Interest Payment Date, and (ii) after the Conversion Date, the Trustee’s close of business on the fifteenth day of the calendar month next preceding such Interest Payment Date, regardless whether such day is a Business Day.

Conversion of Interest Rate on the Bonds

(a) During the Variable Rate Period, the interest rate on the Bonds, at the option of the Borrower, shall be converted from the Variable Rate to the Fixed Rate, upon delivery by the Borrower to the Trustee, the Remarketing Agent, the Bank and the Issuer:

(1) On any Business Day during the Variable Rate Period, of a notice (the “Conversion Notice”) stating (i) that the Borrower has elected to convert the interest rate on the Bonds to the Fixed Rate and specifying the Proposed Conversion Date, which date shall be a Business Day at least forty-five (45) days after the date on which the Trustee receives the Conversion Notice, (ii) that the Borrower has obtained the written consent of the Bank to the giving of such Conversion Notice (and attaching such written consent) and (iii) whether the Bonds will be secured by a Letter of Credit during the Fixed Rate Period, and

(2) By 10:00 a.m. New York City time on the Proposed Conversion Date, of (i) a Favorable Opinion of Bond Counsel as to the conversion of the interest rate on the

Bonds; (ii) if the Borrower elects to secure the Bonds with a Letter of Credit during the Fixed Rate Period, an amendment to the Letter of Credit then in effect or an Alternate Letter of Credit, in either case to be effective on the Proposed Conversion Date and meeting the requirements of the Indenture; and (iii) a written undertaking by the Borrower, satisfactory in form and substance to the Remarketing Agent and the Issuer, whereby the Borrower agrees to comply with the continuing disclosure requirements of subsection (b)(5) of Rule 15c2-12 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, as then applicable; provided, however, that the Borrower shall not be required to make such a written undertaking if the Remarketing Agent provides the Issuer, the Trustee and the Borrower with an opinion of counsel that an exemption from compliance with Rule 15c2-12 is available.

(b) If (i) the Trustee receives written notification from the Borrower by the close of business on the Fixed Rate Determination Date of the Borrower’s decision not to elect the conversion of the interest rate on the Bonds to the Fixed Rate on the Proposed Conversion Date, or (ii) the Borrower fails to satisfy the conditions described in paragraph (a)(2) above, or (iii) the Remarketing Agent fails to determine the Fixed Rate by the close of business on the fifth (5th) Business Day preceding the Proposed Conversion Date, the interest rate on the Bonds shall not be converted to the Fixed Rate on the Proposed Conversion Date. In such event, the Bonds shall bear interest for the remaining portion of the current interest rate period at the Variable Rate then in effect, or for an interest rate period of the Variable Rate in effect for the immediately preceding interest rate period, and will continue to remain outstanding in accordance with the terms of this Indenture as if no such election had been made by the Borrower to convert the interest rate borne by the Bonds to the Fixed Rate; provided, however, that the Bonds will continue to be subject to mandatory tender on the Proposed Conversion Date pursuant to Section 206 of the Indenture.

(c) No conversion of the interest rate on the Bonds shall occur as provided herein if at the time of such conversion an Event of Default shall have occurred under the Indenture and be continuing with respect to the Bonds.

(d) The Bonds shall not be subject to optional or mandatory tender for purchase as provided herein after the Conversion Date.

“Bond Counsel” means a firm of nationally recognized attorneys at law acceptable to the Issuer experienced in legal work relating to the issuance of bonds the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code of 1986, as amended.

Optional Tender of Bonds for Purchase

The owner hereof shall have the right to tender this Bond or a portion hereof (in Authorized Denominations) to the Trustee as tender agent for purchase as a whole or in part (in any Authorized Denomination) (provided the Bonds which will continue to be held by such Beneficial Owner shall be in Authorized Denominations) on any Business Day during the

Variable Rate Period, but not thereafter, at a purchase price equal to one hundred percent (100%) of the principal amount hereof tendered plus accrued interest to the specified purchase date, in accordance with the Indenture. In order to exercise such option with respect to this Bond or any portion hereof, the owner hereof must give to the Trustee as tender agent at its designated corporate trust office by the opening of business at such office on a Business Day which is at least seven (7) days immediately preceding the proposed purchase date (i) telephonic notice of tender (which telephonic notice must be confirmed by written notice, which may be by facsimile transmission, of tender received by the Trustee as tender agent on a Business Day not more than two (2) Business Days after such notice) or (ii) written notice, which may be by facsimile transmission, of tender to the Trustee as tender agent (which written notice of tender shall be in the form attached hereto or shall be in such other form acceptable to the Trustee). If the Bonds are in a book-entry only system, such notice of tender shall be given, or caused to be given, by any Beneficial Owner of Bonds (through its Participant in the Depository, each as defined in the Indenture) to the Trustee and delivery of such Bonds shall be effected by causing such Participant to transfer its interest in the Bonds equal to such Beneficial Owner’s interest on the records of the Depository to the participant account of the Remarketing Agent with the Depository. Upon the delivery of such written notice of tender, such election to tender shall be irrevocable and binding upon the owner (or Beneficial Owner) hereof. At or before 10:00 a.m., New York City time, on the specified purchase date, the Registered Owner or Beneficial Owner of each Bond as to which any such notice of tender shall have been given shall deliver his Bond and an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on the Bonds or in such other form acceptable to the Trustee) to the Trustee, as tender agent, at its designated corporate trust office and, on the specified purchase date, the Trustee as tender agent shall purchase such Bond only out of funds made available to it for such purpose, or cause such Bond to be purchased, at a purchase price equal to the principal amount thereof plus accrued interest, if any. If the Bonds are in a book-entry only system, the requirement for physical delivery of the Bonds in connection with a demand for purchase hereunder shall be deemed satisfied when the ownership rights in the Bonds are transferred by Participants on the records of the Depository to the participant account of the Remarketing Agent. The owners of the Bonds, by their acceptance of the Bonds, covenant and agree to tender their Bonds in the manner and at the times aforesaid. If any Bond is not so tendered after notice of tender from the owner thereof (an “Unsurrendered Bond”), and there has been irrevocably deposited in the Bond Purchase Fund referred to in the Indenture Eligible Funds in an amount sufficient to pay the purchase price of such Bond and all other Bonds so tendered or deemed tendered for purchase on such specified purchase date, such Bond shall be deemed to have been tendered by the owner thereof and purchased from such owner on the specified purchase date, and the owner thereof shall not be entitled to receive interest on such Bond on and after the specified purchase date. Upon surrender of any Unsurrendered Bond to the Trustee, the Trustee shall pay to the owner of such Unsurrendered Bond only an amount equal to the purchase price of such Unsurrendered Bond due on such purchase date. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the owner thereof shall have properly exercised the option to have his Bond purchased as a whole or in part.

Mandatory Tender of Bonds for Purchase

During the Variable Rate Period, the Registered Owner hereof shall be required to tender this Bond to the Trustee as tender agent for purchase on each date described below (each of the dates described below being a “Mandatory Tender Date”):

(1) On each proposed Conversion Date;

(2) On the date upon which an Alternate Letter of Credit is to be substituted for the Letter of Credit then in effect;

(3) On the Interest Payment Date next preceding the Stated Expiration Date of the Letter of Credit then in effect, if the Trustee has not received at least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee, but not less than thirty (30) days) prior to the Interest Payment Date next preceding the Stated Expiration Date of the current Letter of Credit either an extension of the then existing Letter of Credit or an Alternate Letter of Credit meeting the requirements set forth therefor in the Indenture; and

(4) On each optional redemption date for which the Borrower with the written consent of the Bank has elected to purchase Bonds in lieu of an optional redemption pursuant to the Indenture.

At least twenty (20) days, but not more than forty-five (45) days, prior to each such Mandatory Tender Date, the Trustee shall give notice of such mandatory tender by first class mail to the Registered Owner hereof at his address appearing on the Bond Register. Such notice of mandatory tender shall (i) specify the Mandatory Tender Date and the reason for the mandatory purchase on such date, (ii) if such Mandatory Tender Date is a Proposed Conversion Date, state that such conversion to the Fixed Rate will not occur if the conditions described in paragraph (a)(2) above under the heading “Conversion of Interest Rate on the Bonds” are not satisfied but that such mandatory tender will still occur on the Proposed Conversion Date, and (iii) state that this Bond must be tendered by the Registered Owner hereof for purchase at or before 10:00 a.m., New York City time, on the Mandatory Tender Date to the Trustee as tender agent at its designated corporate trust office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on this Bond or such other form acceptable to the Trustee as tender agent), and that this Bond shall thereupon be purchased on the Mandatory Tender Date at a purchase price equal to the principal amount hereof plus accrued interest, if any, and if this Bond is not so tendered (an “Unsurrendered Bond”), but there has been irrevocably deposited in the Bond Purchase Fund referred to in the Indenture Eligible Funds sufficient to pay the purchase price of this Bond and all other Bonds so tendered or deemed tendered for purchase on the Mandatory Tender Date, this Bond shall be deemed to have been tendered for purchase by the Registered Owner hereof and purchased from such owner on the Mandatory Tender Date.

This Bond shall be tendered for purchase by the owner hereof to the Trustee as tender agent at or before 10:00 a.m., New York City time, on each Mandatory Tender Date, by delivering this Bond to the Trustee as tender agent at its designated payment trust office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on this Bond or such other form acceptable to the Trustee), and on such Mandatory Tender Date the Trustee as tender agent shall purchase this Bond, or cause this Bond to be purchased, at a purchase price equal to the principal amount hereof, plus accrued interest, if any, and the Registered Owner of this Bond, by his acceptance hereof, hereby covenants and agrees to tender this Bond in the manner and at the time as aforesaid. If the Bonds are in a book-entry only system, a Beneficial Owner shall effect delivery of this Bond by causing its Participant in the Depository to transfer such Participant’s interest in the Bonds equal to the Beneficial Owner’s interest on the records of the Depository to the participant account of the Trustee with the Depository and the requirement for physical delivery of this Bond shall be deemed satisfied when the ownership rights in this Bond are transferred by such Participant on the records of the Depository. If this Bond is not tendered at or before 10:00 a.m., New York City time, on a Mandatory Tender Date, and there has been irrevocably deposited in the Bond Purchase Fund referred to in the Indenture an amount sufficient to pay the purchase price hereof and all other Bonds tendered or deemed tendered for purchase on such Mandatory Tender Date, this Bond shall be deemed to be tendered by the Registered Owner hereof and purchased from such owner on such Mandatory Tender Date, and the Registered Owner hereof shall not be entitled to receive interest on this Unsurrendered Bond on and after such Mandatory Tender Date. Upon surrender after a Mandatory Tender Date of an Unsurrendered Bond to the Trustee, the Trustee shall pay to the Registered Owner of such Unsurrendered Bond only an amount equal to the purchase price of such Unsurrendered Bond due on such Mandatory Tender Date.

REDEMPTION OF BONDS

The Bonds are not subject to redemption prior to maturity except as hereinafter provided.

Optional Redemption

On or prior to the Conversion Date, the Bonds are subject to redemption at any time prior to maturity, at the option of the Borrower, as a whole or in part in Authorized Denominations (and the Bonds which continue to be held by such Beneficial Owner will be in Authorized Denominations) at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the date fixed for redemption, upon receipt by the Trustee not less than forty-five (45) days prior to such redemption date of a written direction from the Borrower stating that it intends to exercise its option to prepay the Loan Repayments due under the Loan Agreement and thereby effect redemption of the Bonds.

After the Conversion Date, the Bonds are subject to redemption prior to maturity, at the option of the Borrower, on or after the dates specified in the Indenture, in whole at any time or in part in Authorized Denominations on any Interest Payment Date, at the redemption prices determined as provided in the Indenture upon receipt by the Trustee not less than forty-five (45) days prior to such redemption date of a written direction from the Borrower stating that it intends to exercise its option to prepay the Loan Repayments due under the Loan Agreement and thereby effect redemption of the Bonds.

During the Variable Rate Period, the Borrower shall have the option to cause the Bonds to be subject to mandatory tender and purchase in lieu of an optional redemption of Bonds as described above. Such option may be exercised by delivery by the Borrower to the Trustee and the Remarketing Agent on or prior to the Business Day preceding the optional redemption date of a written notice specifying that the Bonds shall not be redeemed, but instead shall be subject to mandatory tender and purchase. Upon delivery of such notice, the Bonds shall not be redeemed but will instead be subject to mandatory tender and purchase pursuant to the Indenture at a tender price equal to the price at which the Bonds would have been redeemed on the date which would have been the optional redemption date.

Mandatory Redemption Upon Determination of Taxability

The Bonds shall be subject to mandatory redemption prior to maturity, as a whole and not in part, on the earliest practicable date for which notice can be given following the occurrence of a Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption from Insurance and Condemnation Proceeds

The Bonds are subject to mandatory redemption in whole at any time or in part (and if in part in Authorized Denominations; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is not an Authorized Denomination) on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Bonds to be redeemed plus accrued interest to the redemption date, in an amount equal to any insurance or condemnation proceeds deposited with the Trustee for the purpose of redemption pursuant to Article VII of the Loan Agreement. Such redemption shall be effected by a drawing under the Letter of Credit and the Trustee shall use such insurance or condemnation proceeds to reimburse the Bank for such drawing pursuant to the Reimbursement Agreement.

Partial Redemption

If less than all the outstanding Bonds are called for redemption, the Trustee shall select, or arrange for the selection of, the Bonds to be redeemed by lot, in such manner as it shall in its discretion determine; provided that any such Bonds selected for redemption shall be in Authorized Denominations and the Bonds which will continue to be held by such Beneficial Owner will be in Authorized Denominations. Notwithstanding the foregoing, Bonds pledged to the Bank (“Pledged Bonds”) pursuant to the Pledge Agreement (as defined in the Indenture) and Bonds held for the account of the Borrower or any affiliate of the Borrower (“Borrower Bonds”) shall be first selected by the Trustee for redemption before any other Bonds are selected for redemption. If less than the principal amount of a Bond is called for redemption, the Issuer shall execute and the Trustee shall authenticate and deliver, upon surrender of such Bond, without charge to the owner thereof, in exchange for the unredeemed principal amount of such Bond, at the option of such owner, Bonds in any of the Authorized Denominations.

Notice of Redemption

Notice of redemption shall be mailed by the Trustee by first class mail at least thirty (30) days but not more than forty-five (45) days before any redemption date to the Registered Owner of each Bond to be redeemed in whole or in part at its last address appearing on the Bond Register; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond or a portion thereof with respect to which no such failure or defect has occurred; and provided, further, that so long as the Letter of Credit is in effect, the Trustee shall not give notice of any optional redemption unless the Bank has consented in writing to such redemption. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Bondholder receives the notice. All Bonds so called for redemption will cease to bear interest on the specified date set for redemption, provided Eligible Funds for their redemption have been duly deposited with the Trustee pursuant to the Indenture and, thereafter, the holders of such Bonds called for redemption shall have no rights in respect thereof except to receive payment of the redemption price from the Trustee and a new Bond for any portion not redeemed in any Authorized Denomination.

Certain Other Provisions

If provision is made for the payment of principal of, premium, if any, and interest on this Bond in accordance with the Indenture, this Bond shall no longer be deemed outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture, and shall thereafter be payable solely from the funds provided for payment.

Under certain circumstances as described in the Indenture, the principal of all the Bonds may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture directs the Trustee to declare an acceleration upon the occurrence of an event of default under the Reimbursement Agreement if directed to do so by the Bank. Except in certain circumstances related to payment of principal and Purchase Price of and premium, if any, and interest on the Bonds or the wrongful dishonor by the Bank of a draft or other request for payment under the Letter of Credit, the Trustee has the right to accelerate the outstanding balance of the Loan and the principal of the Bonds in certain events only with the Bank’s consent, if the Letter of Credit is in effect, all as provided in more detail in the Indenture. Immediately following any such declaration of acceleration, the Trustee shall mail notice of such declaration by first class mail to each holder of Bonds at his last address appearing on the Bond Register. Any defect in or failure to give such notice of such declaration shall not affect the validity of such declaration.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations (if any) of the Issuer, the Borrower, the

Bank and the holders of the Bonds at any time with the consent of the Bank and the holders of a majority in aggregate principal amount of the Bonds at the time outstanding which are affected by such modifications. The Indenture also permits amendments and supplements to the Indenture and the Loan Agreement, without requiring the consent of any Bondholders, but with the consent of the Bank, in certain specifically described instances. The Indenture also contains provisions permitting, subject to the Bank’s consent, holders of a majority in aggregate principal amount of the Bonds at the time outstanding, on behalf of all the holders of all Bonds, to waive compliance by the Issuer and the Borrower with certain provisions of the Indenture and their consequences. Any such consent or waiver by the holder of this Bond shall be conclusive and binding upon such holder and on all future holders of this Bond and of any Bond issued in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. Supplements and amendments to the Indenture or the Loan Agreement may be made only to the extent and in circumstances permitted by the Indenture.

The holder of this Bond shall have no right to enforce the provisions of the Indenture or the Loan Agreement, or to institute action to enforce the covenants therein, or to take any action with respect to a default under the Indenture or the Loan Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain limited circumstances described in the Indenture; provided, however, that nothing contained in the Indenture shall affect or impair any right of enforcement conferred on the holder hereof by the Act to enforce (i) the payment of the principal of and premium (if any) and interest on this Bond at and after the maturity thereof, or (ii) the obligation of the Issuer to pay the principal of and premium (if any) and interest on this Bond to the holder hereof at the time, place, from the source and in the manner as provided in the Indenture.

The holder of this Bond, by acceptance hereof, consents to all of the terms and provisions of the Indenture and the Loan Agreement.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the issuance of this Bond and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law, and the issuance of this Bond, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signers, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Mississippi Business Finance Corporation has executed this Bond by the manual or facsimile signature of one of its members or one of its authorized officers and has caused its seal (or a facsimile thereof) to be impressed or imprinted hereon, all as of the Date of Original Issue set forth above.

MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly organized and existing under the laws of the State of Mississippi

By:
Its:	Executive Director

(SEAL)

ATTEST:

By:
Its:	Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Its:

Authentication Date:

[FORM OF ASSIGNMENT]

For value received, the undersigned hereby sells, assigns and transfers unto

(Name and Address of Assignee)

(Taxpayer I.D. No.:                                                                  )

the within Bond and does hereby irrevocably constitute and appoint                                                                                                                                                                                                                                                                                         ,

attorney to transfer such Bond on the books kept for registration and transfer of the within Bond, with full power of substitution in the premises.

Dated:
[Signature]

NOTICE: The signature(s) to this Assignment must correspond with the name as it appears upon the face of the Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an eligible guarantor institution as defined by SEC Rule 17Ad-15 (17 CFR 240.17Ad-15) participating in a Securities Transfer Association recognized signature guarantee program.

VALIDATION CERTIFICATE

The issuance of the Bonds of which this Bond is one has been validated and confirmed by decree of the Chancery Court of the First Judicial District of Hinds County, Mississippi, rendered on this              day of             .

Secretary, Mississippi Business Finance Corporation

[FORM OF BONDHOLDER TENDER]

BONDHOLDER TENDER NOTICE

The undersigned hereby elects to have the Variable Rate Demand Environmental Improvement Revenue Bonds (Trex Company, Inc. Project), Series 2004 numbered              (the “Bond”), of the Mississippi Business Finance Corporation, a public corporation duly organized and existing under the laws of the State of Mississippi (the “Issuer”) (or any portion thereof in any Authorized Denomination) purchased in accordance with the provisions of the Bond and the Trust Indenture (the “Indenture”) dated as of December 1, 2004, by and between the Issuer and J.P. Morgan Trust Company, National Association, as Trustee (the “Trustee”), on              (the “Purchase Date”), which Purchase Date shall be a Business Day at least seven (7) days immediately following the Business Day of the submission of this Bondholder Tender Notice, which may be by facsimile transmission, to the Trustee, as tender agent (unless the undersigned has given telephonic notice of its election to tender the Bond by 9:00 a.m., prevailing time, at the Trustee’s designated payment trust office, confirmed by submission of this Bondholder Tender Notice, which may be by facsimile transmission, not more than two (2) Business Days after such telephonic notice, in which event such Purchase Date shall be a Business Day at least seven (7) days immediately following the date of such telephonic notice), at the purchase price of one hundred percent (100%) of the principal amount thereof being purchased plus accrued interest, if any, to the Purchase Date (the “Purchase Price”).

Pursuant to the terms of the Indenture, the Purchase Price of the Bond (or portion thereof) to be purchased shall be paid to the undersigned Registered Owner of the Bond in immediately available funds, which may be remitted by wire transfer to any requesting Owner, as provided in the Indenture, at or before 2:00 p.m., New York City time, on the Purchase Date upon presentation of the Bond to the Trustee, as tender agent, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on the Bond or in such other form acceptable to the Trustee), at or before 10:00 a.m., New York City time, on the Purchase Date, at or to

J.P. Morgan Trust Company, National Association

c/o J.P. Morgan Bank, N.A.

2001 Bryan Street

Dallas, Texas 75201

Attn: Corporate Trust Department

Telephone: 800-275-2048

The undersigned hereby acknowledges and agrees to such terms.

This Bondholder Tender Notice shall not be accepted by the Trustee unless it is properly completed and received by the Trustee at its designated corporate trust office.

If the Bond is submitted for purchase in part, the undersigned hereby directs the Trustee to exchange the Bond for (i) a Bond representing the principal amount of the Bond to be purchased, and (ii) a Bond (or Bonds of Authorized Denominations if the owner specifies the Authorized Denominations) representing the principal amount of the Bond not to be purchased.

The Bond or Bonds not to be purchased shall be registered in the same name(s) as the Bond tendered for purchase. Unless the undersigned Registered Owner of the Bond delivers instructions to the Trustee, with this Bondholder Tender Notice, specifying that said owner wishes to have the Trustee deliver more than one Bond representing the principal amount of the Bond not to be purchased, and specifying the Authorized Denominations of such replacement Bonds, the Trustee will deliver only one replacement Bond to such owner in the principal amount of the Bond not to be purchased.

THIS ELECTION IS IRREVOCABLE AND BINDING ON THE UNDERSIGNED AND CANNOT BE WITHDRAWN.

The undersigned hereby authorizes the Trustee to accept on behalf of the undersigned the Purchase Price of the Bond (or portion thereof) subject to this Bondholder Tender Notice.

Print or Type

Name(s) of Bondholder(s)

Street	City	State	Zip

( )
Area Code	Telephone Number

Signature(s)

Date:

Note: The signature(s) to this Bondholder Tender Notice must correspond exactly to the name(s) appearing on the registration books of the Issuer maintained by the Trustee, as bond registrar, in every particular, without alteration or enlargement or any change whatsoever.

The principal amount of the Bond subject to this notice of tender for purchase $                    . (Insert total principal amount of Bond or a portion thereof in the amount of $100,000 or any integral multiple of $5,000 in excess thereof).

IF NO AMOUNT IS INDICATED IN THE SPACE ABOVE, THE ABOVE SIGNED OWNER OF THE BOND SUBJECT TO THIS BONDHOLDER TENDER NOTICE WILL BE DEEMED TO HAVE TENDERED THE BOND IN ITS FULL PRINCIPAL AMOUNT FOR PURCHASE.

The principal amount of the Bond not subject to this notice of tender for purchase is $                    . (Must be $100,000 or any integral multiple of $5,000 in excess thereof).

EXHIBIT B

FORM OF FIXED RATE SERIES 2004 BOND

R-_

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA

STATE OF MISSISSIPPI

MISSISSIPPI BUSINESS FINANCE CORPORATION

ENVIRONMENTAL IMPROVEMENT REVENUE BOND

(TREX COMPANY, INC. PROJECT),

SERIES 2004

INTEREST RATE	MATURITY DATE	DATE OF ORIGINAL ISSUE	CUSIP
	December 1, 20	__________ 2004

Registered Owner:

Principal Amount:

THIS BOND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF OR A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF. UNDER NO CIRCUMSTANCES SHALL THIS BOND CONSTITUTE AN INDEBTEDNESS OR OBLIGATION OF THE STATE OF MISSISSIPPI WITHIN THE PURVIEW OF ANY CONSTITUTIONAL LIMITATION OR PROVISION. NO OWNER OF THIS BOND SHALL HAVE THE RIGHT TO COMPEL THE EXERCISE OF THE TAXING POWER OF THE STATE OF MISSISSIPPI TO PAY ANY PRINCIPAL INSTALLMENT OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THE ISSUER HAS NO POWER TO LEVY TAXES FOR ANY PURPOSE WHATSOEVER.

FOR VALUE RECEIVED, the Mississippi Business Finance Corporation a public corporation duly organized and existing under the laws of the State of Mississippi (the “Issuer”) hereby promises to pay to the Registered Owner specified above, or registered assigns, upon surrender hereof, at the payment trust office of the Trustee (currently located in Dallas, Texas) or other designated office of the Trustee named below, on the Maturity Date specified above, unless redeemed prior thereto, the Principal Amount specified above, together with interest thereon at the interest rate specified above from the authentication date hereof or such later date to which interest has been paid, but only from the sources and in the manner hereinafter provided on each June 1 and December 1 (each an “Interest Payment Date”) until the principal hereof is paid or duly provided for upon redemption or maturity. Payment of the principal of, premium, if any, and interest on this Bond shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. Unless other arrangements are made pursuant to Section 202 of the Indenture (as defined herein) (hereinafter defined), interest is payable by check or draft of the Trustee mailed when due to the registered holder hereof at the close of business on the fifteenth (15th) day of the month immediately preceding any Interest Payment Date at the address of such holder as it appears on the Bond registration books of the Issuer maintained by the Trustee (the “Bond Register”).

Interest on this Bond shall be computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each.

This Bond is one of an authorized series of bonds of the Issuer designated “Variable Rate Demand Environmental Improvement Revenue Bonds (Trex Company, Inc. Project), Series 2004” (the “Bonds”), and issued in the aggregate principal amount of $25,000,000). The proceeds of the Bonds are being loaned to Trex Company, Inc. a Delaware corporation (the “Borrower”), in accordance with the Loan Agreement between the Issuer and the Borrower dated as of December 1, 2004 (the “Loan Agreement”) for the purpose of financing all or a portion of the costs of (i) the acquisition, construction and equipping of solid waste disposal facilities in the City of Olive Branch, DeSoto County, Mississippi to be used by the Borrower in connection with the manufacture of non-wood decking, railing and fencing products (the “Project”), and (ii) to pay a portion of the costs of the issuance of the Bonds.

The Bonds are issued pursuant to and in full compliance with Section 57-10-401 et seq., Mississippi Code of 1972, as amended (the “Act”), and pursuant to a resolution of the Issuer adopted on November 17, 2004 (the “Resolution”) and a Trust Indenture (the “Indenture”) dated as of December 1, 2004, between the Issuer and J.P. Morgan Trust Company, National Association, as Trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Bonds and interest due thereon shall not be a general obligation, a debt or a liability of the Issuer or an obligation, debt or liability of the State of Mississippi and do not constitute or give rise to any pecuniary liability or charge against the credit of the Issuer or the credit or taxing power of the State of Mississippi, but shall be limited special obligations of the Issuer payable solely from and secured by the “Security,” including the moneys available to be drawn by the Trustee under a certain letter of credit (the “Letter of Credit,” and together with any Alternate

Letter of Credit (as defined in the Indenture) delivered to and accepted by the Trustee in accordance with the Loan Agreement, the “Letter of Credit”), issued by JPMorgan Chase Bank, N.A. (together with the issuer of any Alternate Letter of Credit delivered to and accepted by the Trustee in accordance with the Indenture, the “Bank”), all as defined in and subject to limitations set forth in the Indenture, for the equal and ratable benefit of the holders, from time to time, of the Bonds (the “Bondholders”), except as otherwise provided in the Indenture. The Issuer has no taxing power. Reference is hereby made to the Indenture for a description of the nature and extent of the Security, and to the Letter of Credit for the terms thereof. The Letter of Credit is being issued pursuant to the terms of a Reimbursement Agreement dated as of December 1, 2004 (together with any other agreement pursuant to which a Letter of Credit is issued, the “Reimbursement Agreement”), among the Bank and the Borrower.

The Bonds are issuable as fully registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof (the “Authorized Denominations”). This Bond, upon surrender hereof at the payment trust office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the registered holder hereof or his attorney duly authorized in writing, may, at the option of the registered holder hereof, be exchanged for an equal aggregate principal amount of Bonds of any other Authorized Denomination. This Bond is transferable as provided in the Indenture, subject to certain limitations therein contained, only upon the Bond Register and only upon surrender of this Bond for transfer to the Trustee duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing. Thereupon, one or more new Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

Any service charge made by the Trustee for any such registration, transfer or exchange hereinbefore referred to shall be paid by the Borrower. The Trustee or the Issuer may require payment by the Bondholder of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Neither the Issuer nor the Trustee shall make any such exchange or registration of transfer of any Bond after notice calling such Bond for redemption or partial redemption has been given and prior to such redemption, unless the holder delivers to the Trustee a written statement acknowledging that such Bond has been called for redemption and the date of such redemption.

The Issuer, the Borrower, the Trustee and any other agent of the Issuer may treat the person in whose name this Bond is registered on the Bond Register as the absolute owner hereof for all purposes, except that payment of or on account of either principal, premium, if any, or interest shall be made only to or upon the order of the holder of record as of the Record Date or its duly authorized attorney, but such registration may be changed as provided in the Indenture. Neither the Issuer, the Borrower, the Trustee nor any other such agent shall be affected by notice to the contrary.

REDEMPTION OF BONDS

The Bonds are not subject to redemption prior to maturity except as hereinafter provided.

Optional Redemption

The Bonds are subject to redemption prior to maturity, at the option of the Borrower, on or after the dates specified below, in whole at any time or in part in Authorized Denominations on any Interest Payment Date for which notice of redemption can be given pursuant to the Indenture, at the redemption prices (expressed as percentages of the principal amount so redeemed) set forth in the following table plus accrued interest to the redemption date, upon receipt by the Trustee not less than forty-five (45) days prior to such redemption date of a written direction from the Borrower stating that it intends to exercise its option to prepay the Loan Prepayments due under the Loan Agreement and thereby effect redemption of the Bonds as follows:

Redemption Dates (Dates Inclusive)	Redemption Prices:
, through ,	%
, through ,	%
, through ,	%
, and thereafter	100%

[Complete schedule in accordance with Section 217(a) of the Indenture.]

Mandatory Redemption Upon Determination of Taxability

The Bonds shall be subject to mandatory redemption prior to maturity, as a whole and not in part, on the earliest practicable date for which notice can be given following the occurrence of a Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption Upon Expiration of Letter of Credit During the Fixed Rate Period

If the Bonds are secured by a Letter of Credit during the Fixed Rate Period and at least forty-five (45) days prior to the Interest Payment Date next preceding the Stated Expiration Date of the Letter of Credit then in effect the Trustee has not been provided with an extension of such Letter of Credit or an Alternate Letter of Credit for the applicable period required by the Indenture, then the Bonds will be subject to mandatory redemption on the Interest Payment Date next preceding such stated expiration date at a redemption price equal to the lesser of (a) one hundred and two percent (102%) of the principal amount thereof plus accrued interest to the redemption date or (b) the redemption price which would apply as of the redemption date if the Bonds were optionally redeemed.

Mandatory Redemption from Insurance and Condemnation Proceeds.

The Bonds are subject to mandatory redemption in whole at any time or in part (and if in part in Authorized Denominations; provided that no Bond may be redeemed in part if the principal amount to be outstanding following such partial redemption is not an Authorized Denomination) on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Bonds to be redeemed plus accrued interest to the redemption date, in an amount equal to any insurance or condemnation proceeds deposited with the Trustee for the purpose of redemption pursuant to Article VII of the Loan Agreement. During any period in which a Letter of Credit secures the Bonds, such redemption shall be effected by a drawing under the Letter of Credit and the Trustee shall use such insurance or condemnation proceeds to reimburse the Bank for such drawing pursuant to the Reimbursement Agreement.

Partial Redemption

If less than all the outstanding Bonds are called for redemption, the Trustee shall select, or arrange for the selection of, the Bonds to be redeemed by lot, in such manner as it shall in its discretion determine; provided that any such Bonds selected for redemption shall be in Authorized Denominations. Notwithstanding the foregoing, Bonds held for the account of the Borrower or any affiliate of the Borrower (“Borrower Bonds”) shall be first selected by the Trustee for redemption before any other Bonds are selected for redemption. If less than the principal amount of a Bond is called for redemption, the Issuer shall execute and the Trustee shall authenticate and deliver, upon surrender of such Bond, without charge to the owner thereof, in exchange for the unredeemed principal amount of such Bond, at the option of such owner, Bonds in any of the Authorized Denominations.

Notice of Redemption

Notice of redemption shall be mailed by the Trustee by first class mail at least thirty (30) days but not more than forty-five (45) days before any redemption date to the Registered Owner of each Bond to be redeemed in whole or in part at its last address appearing on the Bond Register; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond or a portion thereof with respect to which no such failure or defect has occurred; and provided, further, that so long as the Letter of Credit is in effect, the Trustee shall not give notice of any optional redemption unless the Bank has consented in writing to such redemption. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Bondholder receives the notice. All Bonds so called for redemption will cease to bear interest on the specified date set for redemption, provided funds for their redemption have been duly deposited with the Trustee pursuant to the Indenture and, thereafter, the holders of such Bonds called for redemption shall have no rights in respect thereof except to receive payment of the redemption price from the Trustee and a new Bond for any portion not redeemed in any of the Authorized Denominations.

Certain Other Provisions

If provision is made for the payment of principal of, premium, if any, and interest on this Bond in accordance with the Indenture, this Bond shall no longer be deemed outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture, and shall thereafter be payable solely from the funds provided for payment.

Under certain circumstances as described in the Indenture, the principal of all the Bonds may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture directs the Trustee to declare an acceleration upon the occurrence of an event of default under the Reimbursement Agreement if directed to do so by the Bank. Except in certain circumstances related to payment of principal of, premium, if any, and interest on the Bonds or the wrongful dishonor by the Bank of a draft or other request for payment under the Letter of Credit, the Trustee has the right to accelerate the outstanding balance of the Loan and the principal of the Bonds in certain events only with the Bank’s consent if the Letter of Credit is in effect, all as provided in more detail in the Indenture to which reference is hereby made. Immediately following any such declaration, the Trustee shall mail notice of such declaration by first class mail to each holder of Bonds at his last address appearing on the Bond Register. Any defect in or failure to give such notice of such declaration shall not affect the validity of such declaration.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations, if any, of the Issuer, the Borrower, the Bank and the holders of the Bonds at any time with the consent of the Bank and the holders of a majority in aggregate principal amount of the Bonds at the time outstanding which are affected by such modifications. The Indenture also permits amendments and supplements to the Indenture and the Loan Agreement, without requiring the consent of any Bondholders in certain specifically described instances. The Indenture also contains provisions permitting holders of a majority in aggregate principal amount of the Bonds at the time outstanding, on behalf of all the holders of all Bonds, to waive compliance by the Issuer and the Borrower with certain provisions of the Indenture and their consequences. Any such consent or waiver by the holder of this Bond shall be conclusive and binding upon such holder and on all future holders of this Bond and of any Bond issued in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. Supplements and amendments to the Indenture or the Loan Agreement may be made only to the extent and in circumstances permitted by the Indenture.

The holder of this Bond shall have no right to enforce the provisions of the Indenture or the Loan Agreement, or to institute action to enforce the covenants therein, or to take any action with respect to a default under the Indenture or the Loan Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain limited circumstances described in the Indenture; provided, however, that nothing contained in the Indenture shall affect or impair any right of enforcement conferred on the holder hereof by the Act to enforce (i) the payment of the principal of and premium, if any, and interest on this Bond at and after the maturity thereof, or (ii) the obligation of the Issuer to pay the principal of and premium, if any, and interest on this Bond to the holder hereof at the time, place, from the source and in the manner as provided in the Indenture.

The holder of this Bond, by acceptance hereof, consents to all of the terms and provisions of the Indenture and the Loan Agreement.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the issuance of this Bond and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law, and the issuance of this Bond, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signers, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Mississippi Business Finance Corporation has executed this Bond by the manual or facsimile signature of its Executive Director and has caused its seal (or a facsimile thereof) to be impressed or imprinted hereon, all as of the Date of Original Issue set forth above.

MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly organized and existing under the laws of the State of Mississippi

By:
Its:	Executive Director

(SEAL)

ATTEST:

By:
Its:	Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Its:

Authentication Date:

[FORM OF ASSIGNMENT]

For value received, the undersigned hereby sells, assigns and transfers unto

(Name and Address of Assignee)

(Taxpayer I.D. No.                                                                                           )

the within Bond and does hereby irrevocably constitute and appoint

___________________________________________________ _____________________________________,

attorney to transfer such Bond on the books kept for registration and transfer of the within Bond, with full power of substitution in the premises.

Dated:
[Signature]

NOTICE: The signature(s) to this Assignment must correspond with the name as it appears upon the face of the Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an eligible guarantor institution as defined by SEC Rule 17Ad-15 (17 CFR 240.17Ad-15) participating in a Securities Transfer Association recognized signature guarantee program.

VALIDATION CERTIFICATE

The issuance of the Bonds of which this Bond is one has been validated and confirmed by decree of the Chancery Court of the First Judicial District of Hinds County, Mississippi, rendered on this              day of                         .

Secretary, Mississippi Business Finance Corporation

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